                                                                   Exhibit 10.1
                                                                 EXECUTION COPY

================================================================================

             FOURTH AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT

                                      among

                      RAYTHEON AIRCRAFT CREDIT CORPORATION,
                                   as Servicer,

                    RAYTHEON AIRCRAFT RECEIVABLES CORPORATION,
                                    as Seller,

                        THE PURCHASERS REFERRED TO HEREIN,

                              BANK OF AMERICA, N.A.,
               as Managing Facility Agent and Documentation Agent,

                               JPMORGAN CHASE BANK,
                                       and
                              BANK OF AMERICA, N.A.,
                           as Co-Administrative Agents,

                           J.P. MORGAN SECURITIES INC.,
                                       and
                         BANC OF AMERICA SECURITIES LLC,
                                 as Co-Arrangers
                                       and
                                Joint Bookrunners,

                           J.P. MORGAN SECURITIES INC.,
                              as Syndication Agent,

                                 CITIBANK, N.A.,
                            CREDIT SUISSE FIRST BOSTON
                                       and
                              FLEET SECURITIES, INC.
                           as Co-Documentation Agents,

                                       and

                   EACH ADMINISTRATIVE AGENT REFERRED TO HEREIN

                            Dated as of March 8, 2002

================================================================================

                                Table of Contents

                                                                                                           Page

SECTION 1.    DEFINITIONS.....................................................................................2
     1.1    Defined Terms.....................................................................................2
     1.2    Other Definitional Provisions....................................................................41

SECTION 2.    AMOUNT AND TERMS OF COMMITMENTS................................................................42
     2.1    Agreement to Purchase and Sell; Special Purpose Purchasers; Initial Utilization
            and Pro Ration...................................................................................42
     2.2    Procedures for Making Purchases..................................................................42
     2.3    Special Settlement Dates.........................................................................43
     2.4    Participated Receivables.........................................................................43
     2.5    Extended Term Receivables........................................................................44
     2.6    Certain Actions Following a Rating Event and a Discount Event....................................45
     2.6A.   Certain Actions Following a Discount Event......................................................47
     2.7    Concentration Limits.............................................................................47
     2.8    Term of Revolving Period.........................................................................49
     2.9    Termination or Reduction of Commitments..........................................................51
     2.10    Defaulted Receivables; Application of Lease Security Deposits...................................52
     2.10A    Delinquent Receivables.........................................................................53
     2.11   Ineligible Receivables...........................................................................54
     2.12   Rebated Receivables..............................................................................55
     2.13   Substitution of Receivables......................................................................55
     2.14   Accounts.........................................................................................58
     2.15   Remittance and Allocation of Collections.........................................................61
     2.16   Distribution and Application of Collections......................................................62
     2.17   Interest and Fees................................................................................64
     2.18   Yield Adjustment.................................................................................65
     2.19   Computations and Payments........................................................................65
     2.20   Pro Rata Treatment...............................................................................66
     2.21   Illegality.......................................................................................67
     2.22   Requirements of Law..............................................................................67
     2.23   Taxes............................................................................................68
     2.24   Reemployment Costs...............................................................................69
     2.25   Seller's Obligations Absolute and Unconditional..................................................69
     2.26   Mitigation Obligations; Replacement of Purchaser.................................................70
     2.27   Designation of Affiliate Receivables and Foreign Receivables.....................................70

SECTION 3.    THE SERVICER AND SERVICING OF PURCHASED RECEIVABLES............................................76
     3.1    Designation of Servicer; Removal.................................................................76
     3.2    Duties of Servicer...............................................................................77
     3.3    Servicer Reports.................................................................................77
     3.4    Servicing Fee....................................................................................78
     3.5    Merger or Consolidation of, or Assumption of the Obligations of, the Servicer....................78
     3.6    Limitation on Liability of the Servicer and Others...............................................79

     3.7    Indemnification of the Seller, the Managing Facility Agent, the Administrative Agent, the
            Co-Administrative Agents and each Purchaser......................................................79
     3.8    The Servicer Not to Resign.......................................................................80
     3.9    Access to Certain Documentation and Information Regarding the Contracts..........................80
     3.10    Marking of Records..............................................................................80
     3.11    Additional Covenants of the Servicer............................................................80
              (a)   Contract Files...........................................................................80
                   ---------------
              (b)   Compliance with Law......................................................................81
                   --------------------
              (c)   Preservation of Security Interest........................................................81
                   ----------------------------------
              (d)   Obligations with Respect to Contracts; Modifications.....................................81
                   -----------------------------------------------------
              (e)   No Bankruptcy Petition...................................................................81
                   -----------------------

SECTION 4.    REPRESENTATIONS AND WARRANTIES.................................................................82
     4.1    Representations and Warranties Relating to the Seller............................................82
              (a)   Corporate Existence; Compliance with Law.................................................82
                   -----------------------------------------
              (b)   Corporate Power; Authorization; Enforceable Obligations..................................82
                   --------------------------------------------------------
              (c)   No Legal Bar.............................................................................83
                   -------------
              (d)   No Material Litigation...................................................................83
                   -----------------------
              (e)   No Default...............................................................................83
                   -----------
              (f)   Federal Regulations......................................................................83
                   --------------------
              (g)   ERISA....................................................................................83
                   ------
              (h)   Investment Company Act; Other Regulations................................................84
                   ------------------------------------------
              (i)   Place of Business........................................................................84
                   ------------------
              (j)   Information..............................................................................84
                   ------------
     4.2    Representations and Warranties Relating to the Receivables.......................................84
              (a)   Eligible Receivables.....................................................................84
                   ---------------------
              (b)   Ownership or Perfected First Security Interest...........................................85
                   -----------------------------------------------
              (c)   Assignment...............................................................................85
                   -----------
              (d)   No Material Adverse Change...............................................................85
                   ---------------------------
              (e)   Substituted Receivables..................................................................86
                   ------------------------
              (f)   No Violation.............................................................................86
                   -------------
              (g)   Entitlement to Section 1110 Benefits.....................................................86
                   -------------------------------------
              (h)   Stipulated Aircraft Value................................................................86
                   --------------------------
              (i)   Finance Charge Collections...............................................................86
                   ---------------------------
     4.3    Representations and Warranties Relating to the Servicer..........................................86
              (a)   Corporate Existence; Compliance with Law.................................................87
                   -----------------------------------------
              (b)   Corporate Power; Authorization; Enforceable Obligations..................................87
                   --------------------------------------------------------
              (c)   No Legal Bar.............................................................................87
                   -------------
              (d)   No Material Litigation...................................................................88
                   -----------------------
              (e)   No Default...............................................................................88
                   -----------
              (f)   ERISA....................................................................................88
                   ------
              (g)   Investment Company Act; Other Regulations................................................88
                   ------------------------------------------
              (h)   Place of Business........................................................................88
                   ------------------
              (i)   Information..............................................................................89
                   ------------

SECTION 5.    CONDITIONS PRECEDENT...........................................................................89
     5.1    Conditions to Effectiveness......................................................................89


              (a)   Purchase and Other Documents.............................................................89
                   -----------------------------
              (b)   Corporate Proceedings and Contracts......................................................89
                   ------------------------------------
              (c)   Corporate Documents; Good Standing Certificates..........................................89
                   ------------------------------------------------
              (d)   Evidence of Incumbency...................................................................90
                   -----------------------
              (e)   Officer's Certificates...................................................................90
                   -----------------------
              (f)   Legal Opinions...........................................................................90
                   ---------------
              (g)   Fees.....................................................................................91
                   -----
              (h)   Amendment to the Intercompany Purchase Agreement.........................................91
                   -------------------------------------------------
     5.2    Conditions to Each Purchase or Substitution......................................................91
              (a)   Representations and Warranties...........................................................91
                   -------------------------------
              (b)   Amortization Event.......................................................................92
                   -------------------
              (c)   Settlement Statement.....................................................................92
                   ---------------------
              (d)   Assignments..............................................................................92
                   ------------
              (e)   Perfection Matters.......................................................................92
                   -------------------
              (f)   Certificates.............................................................................94
                   -------------
              (g)   Marking Records..........................................................................94
                   ----------------
              (h)   L/C Receivables..........................................................................94
                   ----------------
              (i)   Refinanced Aircraft......................................................................94
                   --------------------
              (j)   Purchase Report..........................................................................94
                   ----------------
              (k)   Additional Documents.....................................................................94
                   ---------------------
              (l)   Additional Matters.......................................................................94
                   -------------------
     5.3    Reallocation of Commitments; Addition of New Purchasers..........................................95

SECTION 6.    AFFIRMATIVE COVENANTS..........................................................................96
     6.1    Affirmative Covenants of the Seller..............................................................96
              (a)   Reporting Requirements...................................................................96
                   -----------------------
              (b)   Compliance with Laws, Etc................................................................98
                   --------------------------
              (c)   Conduct of Business and Maintenance of Existence.........................................98
                   -------------------------------------------------
              (d)   Maintenance of Property; Insurance.......................................................98
                   -----------------------------------
              (e)   Keeping of Records and Books of Account..................................................98
                   ----------------------------------------
              (f)   Location of Records......................................................................99
                   --------------------
              (g)   Access...................................................................................99
                   -------
              (h)   Marking of Records.......................................................................99
                   -------------------
              (i)   Credit and Collection Policy............................................................100
                   -----------------------------
              (j)   Performance and Compliance with Receivables and Contracts...............................100
                   ----------------------------------------------------------
              (k)   [Intentionally omitted.]................................................................100
              (l)   Further Action Evidencing Interests of Administrative Agent and Purchasers..............100
                   ---------------------------------------------------------------------------
              (m)   Separate Corporate Existence............................................................101
                   -----------------------------
              (n)   Existing Receivables Perfection Matters.................................................101
                   ----------------------------------------
     6.2    Affirmative Covenants of the Servicer...........................................................102
              (a)   Compliance with Laws, Etc...............................................................102
                   --------------------------
              (b)   Conduct of Business and Maintenance of Existence........................................102
                   -------------------------------------------------
              (c)   Maintenance of Property; Insurance......................................................102
                   -----------------------------------
              (d)   Keeping of Records and Books of Account.................................................103
                   ----------------------------------------
              (e)   Location of Records.....................................................................103
                   --------------------
              (f)   Access..................................................................................103
                   -------

              (g)   Credit and Collection Policy............................................................104
                   -----------------------------
              (h)   Ownership of Affiliate Obligors.........................................................104
                   --------------------------------

SECTION 7.    NEGATIVE COVENANTS............................................................................104
     7.1    Negative Covenants of the Seller................................................................104
              (a)   Sales, Liens, Etc.......................................................................104
                   ------------------
              (b)   Extension or Amendment of Purchased Receivables.........................................104
                   ------------------------------------------------
              (c)   Change in Business or Credit and Collection Policy......................................106
                   ---------------------------------------------------
              (d)   No Actions against Obligors.............................................................106
                   ----------------------------
              (e)   Security Interest to Remain in Force....................................................106
                   -------------------------------------
              (f)   Limitations on Fundamental Changes......................................................107
                   -----------------------------------
              (g)   Transactions with Affiliates............................................................107
                   -----------------------------
              (h)   Fiscal Year.............................................................................107
                   ------------
              (i)   Assignment of Contracts.................................................................107
                   ------------------------
              (j)   Substitution of Engines.................................................................107
                   ------------------------
              (k)   Indebtedness............................................................................107
                   -------------
              (l)   Guarantees..............................................................................108
                   -----------
              (m)   Investments.............................................................................108
                   ------------
              (n)   Distributions...........................................................................108
                   --------------
              (o)   Agreements..............................................................................108
                   -----------
              (p)   Intercompany Purchase Agreement.........................................................108
                   --------------------------------
     7.2    Negative Covenants of the Servicer..............................................................109
              (a)   No Actions against Obligors.............................................................109
                   ----------------------------
              (b)   Security Interest to Remain in Force....................................................109
                   -------------------------------------
              (c)   Limitations on Fundamental Changes......................................................109
                   -----------------------------------
              (d)   Transactions with Affiliates............................................................109
                   -----------------------------
              (e)   Assignment of Contracts.................................................................109
                   ------------------------
              (f)   Change in Credit and Collection Policy..................................................109
                   ---------------------------------------

SECTION 8.    AMORTIZATION EVENTS...........................................................................110
     8.1    Amortization Events.............................................................................110
     8.2    Rights and Remedies.............................................................................113
     8.3    Waivers.........................................................................................115

SECTION 9.    INDEMNIFICATIONS..............................................................................115
     9.1    Indemnities of the Seller.......................................................................115
     9.2    Limitations of Seller's Liability...............................................................117
     9.3    Proceedings against Indemnified Person..........................................................118

SECTION 10.    THE MANAGING FACILITY AGENT AND ADMINISTRATIVE AGENT.........................................119
     10.1   Appointment.....................................................................................119
     10.2   Delegation of Duties............................................................................119
     10.3   Exculpatory Provisions..........................................................................120
     10.4   Reliance by Managing Facility Agent and Administrative Agent....................................120
     10.5   Notice of Certain Events........................................................................121
     10.6   Non-Reliance on Managing Facility Agent, the Administrative Agent, the Co-Administrative
            Agents and the Purchasers.......................................................................121


     10.7   Indemnification.................................................................................122
     10.8   Managing Facility Agent and Administrative Agent in Their Individual Capacities.................122
     10.9   Successor Managing Facility Agent or Administrative Agent.......................................122

SECTION 11.    MISCELLANEOUS................................................................................123
     11.1   Amendments and Waivers..........................................................................123
     11.2   Notices.........................................................................................124
     11.3   No Waiver; Cumulative Remedies..................................................................125
     11.4   Survival of Representations and Warranties......................................................126
     11.5   Payment of Expenses and Taxes...................................................................126
     11.6   Successors and Assigns; Participations; Purchasing Parties......................................126
     11.7   Adjustments; Set-off............................................................................129
     11.8   Responsibilities of the Seller..................................................................130
     11.9   Optional Repurchase.............................................................................130
     11.10   Reassignments..................................................................................131
     11.11   Intention of the Parties;  Lien on Intercompany Purchase Agreement.............................132
     11.12   Leases; Grant of Security Interest.............................................................134
     11.13   Power of Attorney..............................................................................136
     11.14   Counterparts...................................................................................137
     11.15   Severability; Headings.........................................................................138
     11.16   Integration....................................................................................138
     11.17   GOVERNING LAW..................................................................................138
     11.18   Submission To Jurisdiction; Waivers............................................................138
     11.19   Acknowledgements...............................................................................139
     11.20   WAIVERS OF JURY TRIAL..........................................................................139
     11.21   Bankruptcy Petition............................................................................139
     11.22   Confidentiality................................................................................140
     11.23   Claims Against SPCs............................................................................140
     11.24   Resales........................................................................................141
     11.25   Repurchase of Delinquent Receivables...........................................................142
     11.26   Amendment to Repurchase Agreement..............................................................142

SCHEDULES AND EXHIBITS

Schedule I           Commitments and Purchaser Information
Schedule II          UCC Filing Locations
Schedule III         Prohibited Foreign Jurisdictions
Schedule IV          Specified Resales

Exhibit A-1          Form of Assignment
Exhibit A-2          Form of FAA Assignment (Used on the Closing Date - Loans)
Exhibit A-3          Form of FAA Assignment (To Be Used on Settlement Dates after the Effective Date -
                     Loans)
Exhibit A-4          Form of FAA Assignment (Used on Closing Date - Leases)
Exhibit A-5          Form of FAA Assignment (To Be Used on Settlement Dates after the Effective Date -
                     Leases)
Exhibit B-1          Form of Amended and Restated Guarantee
Exhibit B-2          Form of Guarantee Reaffirmation
Exhibit C            Form of Settlement Statement
Exhibit D            Form of Transfer Supplement
Exhibit E-1          Form of Legal Opinion of General Counsel to RAC
Exhibit E-2          Form of Legal Opinion of General Counsel to the Seller and Raytheon Credit
Exhibit E-3          Form of Legal Opinion of General Counsel of Raytheon
Exhibit E-4          Form of Legal Opinion of Special Counsel to the Seller and Raytheon Credit
Exhibit E-5          Form of Legal Opinion of Bingham Dana LLP, Special Counsel to
                     Raytheon Credit
Exhibit F-1          Form of Bailment Agreement
Exhibit F-2          Form of Bailment Agreement
Exhibit G            Form of Second Amended and Restated Repurchase Agreement
Exhibit H            Form of Special Settlement Date Notice
Exhibit I            Form of Purchase Report
Exhibit J            Form of Amendment to Intercompany Purchase Agreement
Exhibit K            Form of Agreed Upon Procedures Relating to Settlement Statements and Receivables Files

                  FOURTH AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT, dated as of March 8, 2002, among RAYTHEON AIRCRAFT RECEIVABLES CORPORATION, a Kansas corporation (the "Seller"), RAYTHEON AIRCRAFT CREDIT CORPORATION ("Raytheon
                  ------                                           --------
Credit"), as Servicer (as defined herein), the financial institutions and
------
special purpose corporations from time to time parties to this Agreement (the "Purchasers"), BANK OF AMERICA, N.A., as Managing Facility Agent for the
 ----------
Purchasers (in such capacity, the "Managing Facility Agent"), JPMORGAN CHASE
                                   -----------------------
BANK and BANK OF AMERICA, N.A., as Co-Administrative Agents for the Purchasers (in such capacity, a "Co-Administrative Agent"), J.P. MORGAN SECURITIES INC. and
                      -----------------------
BANC OF AMERICA SECURITIES LLC, as Co-Arrangers and Joint Bookrunners, J.P. MORGAN SECURITIES INC., as Syndication Agent (in such capacity, the "Syndication
                                                                     -----------
Agent"), CITIBANK, N.A., CREDIT SUISSE FIRST BOSTON and FLEET SECURITIES, INC.,
-----
as Co-Documentation Agents (in such capacity, a "Co-Documentation Agent"), and
                                                 ----------------------
each Administrative Agent referred to herein.

                              W I T N E S S E T H :

                  WHEREAS, the Seller, Raytheon Credit and certain of the Purchasers herein are parties to the Third Amended and Restated Purchase and Sale Agreement, dated as of March 9, 2001 (as heretofore amended, supplemented or otherwise modified, the "2001 Agreement") pursuant to which such Purchasers
                            --------------
have agreed to purchase, and have purchased, certain Receivables from the Seller;

                  WHEREAS, the parties hereto desire to amend the 2001 Agreement to, among other things, permit certain resales of receivables as described herein, modify the Commitment Fee, the Applicable Margin, the Aggregate Repurchase Obligation and certain of the Concentration Limits provided in the 2001 Agreement and extend the Expiration Date;

                  WHEREAS, certain of the Purchasers under the 2001 Agreement (the "Withdrawing Purchasers") desire to sell their undivided interests in the
      ----------------------
Receivables purchased thereunder and to terminate their respective Commitments under the 2001 Agreement on the Amendment Effective Date;

                  WHEREAS, the Purchasers under the 2001 Agreement other than the Withdrawing Purchasers (the "Extending Purchasers") desire to extend the
                                 --------------------
Expiration Date;

                  WHEREAS, certain new financial institutions and special purpose corporations (such other financial institutions and corporations, the "New Purchasers") desire to become "Purchasers" under the 2001 Agreement as
 --------------
amended and restated hereby;

                  WHEREAS, each of the Extending Purchasers and the New Purchasers desires to extend, increase or decrease its Commitment such that, on the Amendment Effective Date, the Commitment of each such Purchaser will be as shown on Annex A hereto opposite the name of such Purchaser; and

                  WHEREAS, the parties hereto desire to restate the 2001 Agreement as so amended, modified and supplemented, in its entirety;

                  NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

                            SECTION 1.   DEFINITIONS

                  1.1  Defined Terms. As used in this Agreement, the following
                       -------------
terms shall have the following meanings:

                  "Acceptable L/C Issuer": a financial institution whose senior
                   ---------------------
         long-term unsecured debt is rated at least A and A2 by S&P and Moody's, respectively, if rated by both such agencies, or at least A or A2 by S&P or Moody's respectively, if rated by only one such agency, or if such senior, long-term, unsecured debt is not rated, is issued by a bank whose long-term deposits are rated at least A+ and A1 by S&P and Moody's, respectively, if rated by both such agencies, or A+ or A1 by S&P or Moody's, respectively, if rated by only one such agency.

                  "Accrual Period": (i) with respect to any Settlement Date, the
                   --------------
         period from and including the preceding Settlement Date (or, with respect to the initial Accrual Period, from the Closing Date) to but excluding such Settlement Date and (ii) a Special Settlement Date Accrual Period.

                  "Administrative Agent": the collective reference to the
                   --------------------
         Managing Facility Agent and the Old Administrative Agent, each in its role as administrative agent hereunder.

                  "Affiliate": as to any Person, (a) any other Person which,
                   ---------
         directly or indirectly, is in control of, is controlled by, or is under common control with, such Person or (b) any other Person who is a director, officer, partner or shareholder of such Person who, in the case of partners and shareholders, owns, directly or indirectly, 10% or more of the voting securities (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in the preceding clause (a). For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

                  "Affiliate Obligor": each Affiliate of Raytheon Credit
                   -----------------
         obligated to make payments in respect of a Receivable; provided that, such Affiliate is a special purpose entity created solely for the purpose of entering into Applicable Leases and does not and is not expected to own any assets or incur any liabilities except in connection with the performance of its obligations under the Contracts pursuant to which it acquires Aircraft and the Applicable Leases of such Aircraft.

                  "Affiliate Receivable": a Receivable created pursuant to a
                   --------------------
         Contract (as described in clause (i) of the definition thereof) between Raytheon Credit and an Affiliate Obligor located (within the meaning of Section 9-307 of the New York UCC) within the United States which Receivable (i) is created in connection with the acquisition by such Affiliate Obligor of an Aircraft which is leased by such Affiliate Obligor, as lessor, to an

         Unaffiliated Foreign Lessee pursuant to an Applicable Lease and (ii) is secured by a Lien upon (x) such Aircraft and (y) such Unaffiliated Foreign Lessee's obligations under such Applicable Lease. In accordance with subsection 2.27, Affiliate Receivables may be categorized as Certified Foreign Receivables or Uncertified Foreign Receivables.

                  "Aggregate Exposure":
                   ------------------

                       (a) at any time during the Revolving Period, an aggregate amount equal to the Commitments in effect at such time and each Dissenting Purchaser's Outstanding Purchase Price at such time; and

                       (b) at any time during the Amortization Period, an aggregate amount equal to the Outstanding Purchase Price of each Purchaser (including each Dissenting Purchaser) at such time.

                  "Aggregate Repurchase Obligation": at any time, the sum of the
                   -------------------------------
         RARC Repurchase Obligation and the RAC Repurchase Obligation. "Agreement": this Fourth Amended and Restated Purchase and Sale
          ---------
         Agreement, as amended, supplemented or otherwise modified from time to time.

                  "Aircraft": the collective reference to Commuter Aircraft and
                   --------
         General Aviation Aircraft. When used in connection with a Travel Air Receivable, "Aircraft" shall mean the related Obligor's undivided interest in the applicable Aircraft.

                  "Aircraft Accessories": any of the items listed in clause (ii)
                   --------------------
         of the definition of Commuter Aircraft and General Aviation Aircraft, as applicable.

                  "Amendment Effective Date": as defined in Section 5.1.
                   ------------------------

                  "Amortization Adjustment": the adjustment set forth below for
                   -----------------------
         the number of days since (i) for each Purchaser that is not a Dissenting Purchaser, the commencement of the Amortization Period or
         (ii) for each Dissenting Purchaser, the commencement of amortization of such Dissenting Purchaser's Outstanding Purchase Price pursuant to
         Section 2.8(b):

Days                          Adjustment
----                          ----------

1 through 180                 0.25% per annum

181 through 360               0.50% per annum

Thereafter                    1.00% per annum

                  "Amortization Event": any of the events described in
                   ------------------
         subsection 8.1, whether or not any of the actions referred to in subsection 8.2 have been taken.

                  "Amortization Period": the period beginning on the first day
                   -------------------
         after the termination of the Revolving Period and ending on the earlier of (i) the day the Outstanding Purchase Price is reduced to zero as a result of the application of Collections and other payments and (ii) the day on which the Principal Balance of all Purchased Receivables has been reduced to zero as a result of Collections and Net Recoveries.

                  "Applicable Lease": with respect to any Affiliate Receivable,
                   ----------------
         a lease contract (substantially in the form described in clause (ii) of the definition of Contract and which lease contract contains an option to purchase the related Financed Aircraft by the Unaffiliated Foreign Lessee prior to the expiration of such lease contract) between the Affiliate Obligor and the Unaffiliated Foreign Lessee, a Lien upon which secures the repayment of such Affiliate Receivable.

                  "Applicable Margin": (a) for each Purchaser for any
                   -----------------
         Settlement Period, the rate per annum set forth below for Raytheon's applicable Debt Rating:

Debt Rating                                             Applicable Margin
-----------                                             -----------------

BBB+ or the equivalent thereof or above                       0.875%

BBB or the equivalent thereof                                 1.000%

BBB- or the equivalent thereof                                1.250%

BB+ or the equivalent thereof                                 1.625%

below BB+ or the equivalent thereof                           2.125%

                  (b) For purposes of this definition, changes to the Debt Rating will be effective for all Settlement Periods commencing on the Settlement Date next succeeding any such change.

                  "Applicable Settlement Date": as defined in the definition of
                   --------------------------
         "Ineligible Receivable."

                  "Assignment": an assignment, substantially in the form of
                   ----------
         Exhibit A-1 with appropriate insertions and attachments, executed by the Seller or an Affiliate Obligor, as the case may be, and delivered to the Managing Facility Agent or the Seller, as the case may be, with respect to each purchase or substitution.

                  "Available Commitment": as to any Purchaser at any time, an
                   --------------------
         amount equal to the excess, if any, of (a) the amount of such Purchaser's Commitment over (b) the product of such Purchaser's Available Commitment Percentage multiplied by the aggregate Outstanding Purchase Price (excluding any Dissenting Purchaser's Outstanding Purchase Price at such time).

                  "Available Commitment Percentage": as to any Purchaser at any
                   -------------------------------
         time, a fraction the numerator of which is the Commitment of such Purchaser at such time and the denominator of which is the aggregate Commitments at such time.

                  "Aviation Act": the Federal Aviation Act of 1958, as amended,
                   ------------
         and all applicable rules and regulations thereunder.

                  "Bailee": any Person (other than the Administrative Agent and
                   ------
         the Seller) which enters a Bailment Agreement.

                  "Bailment Agreement": each agreement, substantially in the
                   ------------------
         form of Exhibit F-1 or F-2 with such changes thereto as are reasonably satisfactory in form and substance to the Managing Facility Agent, among an Administrative Agent, the Seller and the Person therein designated, which Person shall be acceptable to the Managing Facility Agent in its reasonable discretion, to maintain custody, as the bailee of the Administrative Agent and the Purchasers, of the letter of credit related to each L/C Receivable sold or substituted hereunder on the terms and subject to the conditions set forth therein, as any of the same may be amended, supplemented or otherwise modified from time to time.

                  "Base Rate": for any day, the higher of (a) 0.50% per annum
                   ---------
         above the latest Federal Funds Rate and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America, N.A. in Charlotte, North Carolina, as its "reference rate". The "reference rate" is a rate set by Bank of America, N.A. based upon various factors including Bank of America, N.A.'s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the reference rate announced by Bank of America, N.A. shall take effect at the opening of business on the day specified in the public announcement of such change.

                  "Benefitted Purchaser": as defined in subsection 11.7(a).
                   --------------------

                  "Business Day": a day other than a Saturday, Sunday or other
                   ------------
         day on which commercial banks in New York, New York, Wichita, Kansas, Boston, Massachusetts, or San Francisco, California are authorized or required by law to close.

                  "Buyout Amount": as defined in subsection 2.8(b)(iii).
                   -------------

                  "Cash Collateral Account": as defined in subsection 2.14(c)
                   -----------------------
         (i).

                  "Cash Equivalents": (a) securities issued or directly and
                   ----------------
         fully guaranteed or insured by the United States Government or any agency or instrumentality thereof having maturities not later than the Settlement Date following the date of acquisition, (b) certificates of deposit and eurodollar time deposits with maturities not later than the Settlement Date following the date of acquisition, bankers' acceptances with maturities not later than the Settlement Date following the date on which such investment is made and overnight bank deposits, in each case, with any commercial bank (i) the short-term indebtedness of which is rated at least A-1 or P-1 by S&P or Moody's, respectively, and

         (ii) with capital and surplus in excess of $500,000,000, (c) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (a) and (b) entered into with any financial institution meeting the qualifications specified in clause (b) above, and (d) commercial paper rated at least A-1 or P-1 by S&P or Moody's, respectively, and in each case with maturities not later than the Settlement Date following the date of acquisition.

                  "Cash Flow Cutoff Date": as of any Settlement Date and with
                   ---------------------
         respect to any Extended Term Receivable, (i) so long as no Rating Event has occurred and is continuing, the date which is thirteen years after such Settlement Date and (ii) during the continuation of a Rating Event, the date which is ten years after such Settlement Date.

                  "Certified Foreign Receivable": each Affiliate Receivable and
                   ----------------------------
         each Foreign Receivable (i) in the case of a Foreign Receivable which is not a Lease Receivable, (x) in respect of which the obligations of the related Obligor are secured by a Lien on the related Contract and Financed Aircraft in compliance with subsections 5.2(e)(ii) and (vii),
         (y) which has been so designated as a Certified Foreign Receivable in compliance with subsection 2.27 and (z) in respect of which the Seller has satisfied the conditions specified in subsection 5.2 (including subsection 5.2(e)), (ii) in the case of a Foreign Receivable which is a Lease Receivable (including a Registerable Lease Receivable with a Foreign Obligor) (x) in respect of which the obligations of the related Obligor are secured by a Lien on the related Contract and Financed Aircraft in compliance with subsections 5.2(e)(iii), (iv) and (vii),
         (y) which has been so designated as a Certified Foreign Receivable in compliance with subsection 2.27 and (z) in respect of which the Seller has satisfied the conditions specified in subsection 5.2 (including subsection 5.2(e)) and (iii) in the case of an Affiliate Receivable (x) in respect of which the obligations of the related Obligor are secured by a Lien on the related Contract and Financed Aircraft in compliance with subsections 5.2(e)(vi) and (vii), (y) which has been so designated as a Certified Foreign Receivable in compliance with subsection 2.27 and (z) in respect of which the Seller has satisfied the conditions specified in subsection 5.2 (including subsection 5.2(e)).

                  "Certified Opinion Delivery Date": as defined in subsection
                   -------------------------------
         2.27(c).

                  "Closing Date": March 24, 1997.
                   ------------

                  "Code": the Internal Revenue Code of 1986, as amended from
                   ----
         time to time.

                  "Collateral": as defined in subsection 11.11(b).
                   ----------

                  "Collection Account": as defined in subsection 2.14(a).
                   ------------------

                  "Collections": with respect to any Purchased Receivable, all
                   -----------
         cash collections (including, without limitation, Principal Collections, Finance Charge Collections and other payments (including penalties, if any)), rent paid under any Contract (whether as Principal Collections or Finance Charge Collections), all security deposits (including, without limitation, any engine reserve account), any payments pursuant to guarantees and all amounts paid by any Obligor or Unaffiliated Foreign Lessee upon the exercise of any purchase option under any Contract (including any amounts financed by the Seller), the amount of drawings under a letter of credit related to such Purchased Receivable, any insurance paid in respect of an Exim Bank Receivable, any curtailment payments made by an Obligor in respect of a Wholesale Receivable, and any other cash proceeds of any Purchased Receivable or proceeds of such Purchased Receivable, including, without limitation, any proceeds from realization upon collateral (including, without limitation, any Financed Aircraft, Applicable Lease, insurance proceeds, letters of credit, security deposits, curtailment payments, indemnity payments or any other cash payments under or with respect to the related Contract) and any amounts withdrawn from the Cash Collateral Account pursuant to subsection 2.14(c).

                  "Commitment": as to any Purchaser, the obligation of such
                   ----------
         Purchaser to purchase undivided interests in Eligible Receivables from the Seller in an amount at any one time outstanding not to exceed the amount set forth opposite such Purchaser's name on Schedule I, as reduced from time to time in accordance with the terms hereof; as to all the Purchasers on the Amendment Effective Date, not to exceed an aggregate amount of $1,400,000,000.

                  "Commitment Fee": as defined in subsection 2.17(d).
                   --------------

                  "Commitment Percentage":
                   ---------------------

                       (a) at any time during the Revolving Period and as to any Purchaser other than a Dissenting Purchaser, a fraction, the numerator of which is the Commitment of such Purchaser in effect at such time and the denominator of which is equal to the Aggregate Exposure at such time;

                       (b) at any time during the Revolving Period and as to a Dissenting Purchaser, a fraction, the numerator of which is the Outstanding Purchase Price of such Dissenting Purchaser at such time and the denominator of which is equal to the Aggregate Exposure at such time; and

                       (c) at any time during the Amortization Period and as to any Purchaser, including a Dissenting Purchaser, a fraction the numerator of which is equal to the Outstanding Purchase Price of such Purchaser at such time and the denominator of which is equal to the Aggregate Exposure at such time.

                  "Commitment Transfer Supplement": a Commitment Transfer
                   ------------------------------
         Supplement, substantially in the form of Exhibit D.

                  "Commonly Controlled Entity": with respect to a Person, an
                   --------------------------
         entity, whether or not incorporated, which is under common control with such Person within the meaning of Section 4001 of ERISA or is part of a group which includes such Person and which is treated as a single employer under Section 414 of the Code.

                  "Commuter Aircraft": the Models 1300, 1900 and 99 Beechcraft
                   -----------------
         manufactured by RAC and comparable general aviation aircraft used for commuter airline purposes manufactured by any other Person including, in all cases, without limitation, (i) any and all airframes, engines, (including, without limitation, any replacement or substituted engines) and avionics, equipment and accessories at any time attached to, connected with or located in any such aircraft and, to the extent covered by the recording system of the Aviation Act, all logs, manuals and maintenance records with respect thereto and (ii) any and all avionics, equipment and accessories removed from any Aircraft and, to the extent not covered by the recording system of the Aviation Act, all logs, manuals and maintenance records.

                  "Commuter Receivable": a Receivable the Obligor of which owns
                   -------------------
         and operates a commuter airline.

                  "Concentration Account": as defined in subsection 2.14(b).
                   ---------------------

                  "Concentration Receivables": as defined in subsection 2.7(b).
                   -------------------------

                  "Consolidated Capitalization": at a particular date, the sum
                   ---------------------------
         of Consolidated Debt, Mandatorily Redeemable Equity Securities and Consolidated Net Worth at such date.

                  "Consolidated Debt": at a particular date, all amounts which
                   -----------------
         would be included as indebtedness (including capitalized leases) on a consolidated balance sheet of Raytheon and its consolidated Subsidiaries, determined in accordance with GAAP.

                  "Consolidated EBITDA": for any period, the sum of (a)
                   -------------------
         Consolidated Net Income for such period and (b) the aggregate amounts deducted in determining Consolidated Net Income in respect of (i) Consolidated Net Interest Expense for such period, (ii) income taxes, depreciation and amortization of Raytheon and its consolidated Subsidiaries for such period determined in accordance with GAAP and
         (iii) write-offs of goodwill as required, or as would be required in the next succeeding fiscal year of Raytheon, by Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

                  "Consolidated Net Income": for any period, the consolidated
                   -----------------------
         net income (or deficit) of Raytheon and its consolidated Subsidiaries for such period, determined in accordance with GAAP; provided that (i)
                                                              --------
         for the fiscal quarter of Raytheon and its consolidated Subsidiaries ending April 1, 2001, such Consolidated Net Income shall be increased by $325,000,000 representing one-time charges recorded in connection with the discontinued operations of Raytheon Engineers and Constructors, (ii) for the fiscal quarter of Raytheon and its consolidated Subsidiaries ending July 1, 2001, such Consolidated Net Income shall be increased by an aggregate amount not to exceed $272,000,000 for such fiscal quarter, representing additional one-time charges to the extent recorded in connection with the discontinued operations of Raytheon Engineers and Constructors during such fiscal quarter and (iii) for the fiscal quarter of Raytheon and its consolidated Subsidiaries ending September 30, 2001, such Consolidated Net Income shall be increased by an aggregate amount not to exceed $750,000,000 representing one-time charges recorded in connection with the inventory write-down and valuation reserve related to various aircraft.

                  "Consolidated Net Interest Expense": for any period, net
                   ---------------------------------
         interest expense of Raytheon and its consolidated Subsidiaries for such period, determined in accordance with GAAP.

                  "Consolidated Net Worth": at a particular date, all amounts
                   ----------------------
         which would, in conformity with GAAP, be included under stockholders' equity on a consolidated balance sheet of Raytheon and its consolidated Subsidiaries at such date.

                  "Contract": with respect to a Receivable, the collective
                   --------
         reference to (a) the promissory notes, security agreements, leases, financing and security agreements, contracts, documents and instruments between the Seller and the Obligor thereon on the Seller's standard form therefor (as in effect on the Closing Date) or such other forms as shall contain substantially similar provisions to such standard forms, pursuant to which the Seller has (i) lent the Obligor funds to purchase an Aircraft or, in the case of the Travel Air Receivables, an undivided interest therein, and the Obligor has agreed to make installment payments in respect of such purchase, or (ii) leased an aircraft or, in the case of the Travel Air Receivables, an undivided interest therein; to the Obligor, in each case, as amended, supplemented or otherwise modified from time to time and (b) upon the occurrence of an event of the type described in subsection 8.1(j) affecting the Seller, each and every promissory note, security agreement, lease, financing and security agreement, contract, document and instrument executed in replacement or supersession of another Contract described in clause (a) with the same Obligor, or executed upon extension, modification or amendment of such Contract, whether in connection with an agreement pursuant to Section 1110 of the Bankruptcy Code (11 USC [sec] 1110) or otherwise. Whenever used in connection with any Purchased Receivables, unless the context otherwise requires "Contract" shall include any Applicable Lease securing the obligations of the Affiliate Obligor under such Purchased Receivable.

                  "Contractual Obligation": as to any Person, any provision of
                   ----------------------
         any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

                  "Credit and Collection Policy": those credit and collection
                   ----------------------------
         policies and practices of the Seller and the Servicer existing on the Closing Date relating to the Receivables (including, without limitation, policies relating to writeoffs of Receivables and policies and practices maintained by the Seller's or the Servicer's computer system and policies set forth in the form previously delivered to the Purchasers, as modified from time to time in accordance with subsection 7.1(c).

                  "Dealer": any independent dealer or Affiliate of Raytheon
                   ------
         Credit which markets and sells Aircraft.

                  "Debt Rating": at any date of determination, Raytheon's
                   -----------
         long-term unsecured senior debt rating, determined in accordance with the following:

                       (a) for purposes of determining a Debt Rating as used in
                  the definition of "Applicable Margin" and as used in calculating the Commitment Fee pursuant to Section 2.17(d), if on any date on which a Debt Rating is to be determined, Moody's and S&P are providing long-term unsecured senior debt ratings for Raytheon, the Debt Rating will be the lower of such ratings; provided that (i) if Raytheon's long-term
                                --------
                  unsecured senior debt is rated at least BBB- or the equivalent thereof by both Moody's and S&P and (ii) the differential between the Moody's and S&P rating is more than one ratings level (i.e. the difference between A and A+ being one ratings level), then the Debt Rating will equal the lower of such ratings plus one ratings level; and

                       (b) for all other purposes, if on any date on which a
                  Debt Rating is to be determined, either one or both of Moody's and S&P are providing long-term unsecured senior debt ratings for Raytheon, the Debt Rating will be the higher of the ratings (or the rating, in the case of a rating by only one of Moody's and S&P) so provided.

         A debt rating shall be deemed to be in effect on the date of announcement or publication by the applicable rating agency. References in this Agreement to alphabetical rating classifications are references to the S&P ratings. Notwithstanding the foregoing, the Seller and the Purchasers may at any time and from time to time agree to utilize a rating agency other than Moody's or S&P to determine the Debt Rating, in which case the Debt Rating shall be such levels as quoted by such rating agencies as, in each case, the Seller and the Purchasers, by unanimous consent, shall agree.

                  "Debt Ratio": at a particular date, the ratio of Consolidated
                   ----------
         Debt at such date to Consolidated Capitalization at such date.

                  "Default Rate": as defined in subsection 2.17(c).
                   ------------

                  "Defaulted Applicable Lease": an Applicable Lease (i) as to
                   --------------------------
         which any payment thereon or part thereof remains unpaid by the Unaffiliated Foreign Lessee thereon for (x) 120 days in the case of a GA Receivable or (y) 150 days in the case of a Commuter Receivable, from, in each case, the original due date for such payment by such Unaffiliated Foreign Lessee, (ii) as to which the Unaffiliated Foreign Lessee thereof has taken or suffered any action of the type described in subsection 8.1(j) with respect to such Person or (iii) which, consistent with the Credit and Collection Policy, would be written off the Seller's books as uncollectible.

                  "Defaulted Receivable": a Receivable, (i) in the case of a GA
                   --------------------
         Receivable or a Travel Air Receivable, as to which any payment on such Receivable or part thereof remains unpaid by the Obligor thereon for 120 days from the original due date for such payment by such Obligor,
         (ii) in the case of a Commuter Receivable, as to which any payment on such Receivable or part thereof remains unpaid by the Obligor thereon for 150 days from the original due date for such payment by such Obligor, (iii) in the case of a Wholesale Receivable, as to which any payment on such Receivable or part thereof remains unpaid by the Obligor thereon for 60 days from the original due date for such payment by such Obligor, (iv) in the case of an Affiliate Receivable, as to which the Applicable Lease related thereto is a Defaulted Applicable Lease or (v) any Receivable as to which the Obligor thereof has taken or suffered any action of the type described in subsection 8.1(j) with respect to such Obligor or which, consistent with the Credit and Collection Policy, would be written off the Seller's books as uncollectible.

                  "Delinquent Receivable": an Eligible Receivable a payment
                   ---------------------
         under which is more than 90 days past due from the original due date therefor, but which is not otherwise a Defaulted Receivable.

                  "Discount Amount": as of the date of the first occurrence of a
                   ---------------
         Discount Event (which is not also a Rating Event), the product of the Outstanding Purchase Price (as of the Settlement Date preceding such date of occurrence, or, if such date of occurrence is a Settlement Date, then such Settlement Date) multiplied by the Purchase Discount applicable on such date of occurrence.

                  "Discount Event": any time on or prior to the Expiration Date
                   --------------
         when Raytheon's Debt Rating is lower than BBB- or the equivalent thereof.

                  "Dissenting Purchaser": as defined in subsection 2.8(b).
                   --------------------

                  "Domestic Wholesale Receivable": a Receivable arising under a
                   -----------------------------
         wholesale financing arrangement between Raytheon Credit and, as Obligor thereunder, a Dealer which is located (within the meaning of Section 9-307 of the New York UCC) in the United States.

                  "Effective Date": as defined in Section 5.1 of the 1997
                   --------------
         Agreement.

                  "Eligible Applicable Lease": (x) with respect to each
                   -------------------------
         Affiliate Receivable other than an Existing Affiliate Receivable, at the time of purchase or substitution of such Affiliate Receivable pursuant to this Agreement, an Applicable Lease related thereto:

                       (a) the Unaffiliated Foreign Lessee of which (i) is not
                  an Affiliate of Raytheon Credit or the Servicer, (ii) is not located in a Prohibited Jurisdiction, (iii) is not, except to the extent permitted under subsection 2.7, a Governmental Authority unless the Affiliate Obligor, Raytheon Credit and the Seller have complied with the requirements of each applicable Requirement of Law pertaining to the assignment of accounts receivable the obligor of which is a Governmental Authority, all in a manner satisfactory to the Managing Facility Agent and the Required Purchasers in their reasonable discretion and (iv) is not the Unaffiliated Foreign Lessee or the Obligor, or an Affiliate of an Obligor or Unaffiliated Foreign Lessee, on any Receivable or Applicable Lease which is a Defaulted Receivable or Defaulted Applicable Lease, as appropriate;

                       (b) which is neither more than 30 days past due from the
                  original due date therefor nor otherwise a Defaulted Applicable Lease;

                       (c) which arose in the ordinary course of Raytheon
                  Credit's business from financing the retail purchase or lease financing of an Aircraft and relates to an Aircraft which will be used for general aviation purposes or with respect to the ownership and operation of a commuter airline, but not for military purposes;

                       (d) which is subject only to adjustment for changes in
                  payments in accordance with the terms thereof resulting from changes in the interest rates thereunder and the payment terms of which are identical to the payment terms set forth in the related Affiliate Receivable;

                       (e) which is an "account" or a "general intangible" or
                  which constitutes "chattel paper" within the meaning of the UCC of the State of Kansas or the law of the state where the Seller or the Servicer maintains the books, records and documents with respect to such Receivable;

                       (f) which is denominated and payable only in United
                  States dollars in the United States;

                       (g) which (i) has been duly authorized by each party
                  thereto (or, if any such party is an individual, such party has the capacity to enter into) and each of the parties thereto is in compliance therewith in all material respects,
                  (ii) was not originated with any conduct constituting fraud or a material misrepresentation on the part of the Affiliate Obligor, Raytheon Credit or the Seller, (iii) was not originated with any conduct constituting fraud or a material misrepresentation by the Unaffiliated Foreign Lessee party thereto of which Raytheon Credit, the Seller or the Affiliate Obligor thereto knew or should have known based on the exercise of reasonable care, (iv) constitutes the legal, valid and binding obligation of the Unaffiliated Foreign Lessee thereof enforceable against such Unaffiliated Foreign Lessee in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (v) contains enforceable provisions such that the rights and remedies of the holder of the security interest created therein are adequate for the realization of the benefits of such security interest against the related Unaffiliated Foreign Lessee and the other collateral therefor and (vi) if the engine for the related Financed Aircraft has 750 or more rated takeoff horsepower (or the equivalent of such horsepower), accurately describes the engines of such Financed Aircraft as provided for in such Applicable Lease;

                       (h) which is not subject to any existing material
                  dispute, offset, counterclaim or defense whatsoever (including, but not limited to, breach of warranty) of which Raytheon Credit, the Seller or the Servicer knows or should have known;

                       (i) which does not, or at the time of lease of the
                  Financed Aircraft did not, contravene any Requirements of Law applicable thereto in any material respect

                  (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party thereto is in violation of any such Requirement of Law in any material respect;

                       (j) which was originated in accordance with the Credit
                  and Collection Policy and satisfied all requirements thereof;

                       (k) on which either at least one payment or a down
                  payment (including a trade-in) has been made prior to the Closing Date or the Settlement Date on which the related Affiliate Receivable is purchased or substituted;

                       (l) the payment terms of which have not been modified
                  other than (i) in accordance with the Credit and Collection Policy and (ii) to an extent and in an amount not in excess of the limitations specified in subsection 7.1(b)(iv)(x); and

                       (m) of which the Affiliate Obligor, at the time of
                  transfer of the related Affiliate Receivable to the Purchasers, has good and marketable title, free and clear of any Lien other than any Permitted Receivable Lien; and

         (y) with respect to any Existing Affiliate Receivable, at the date of its purchase or substitution under the Existing Agreement pursuant to which such Receivable was sold to the Old Administrative Agent, the Applicable Lease related thereto was an "Eligible Applicable Lease" (as defined in such applicable Existing Agreement) at such date.

                  "Eligible Receivable": (x) with respect to each Receivable
                   -------------------
         other than an Existing Receivable, at the time of purchase or substitution pursuant to this Agreement, a Receivable:

                       (a) except with respect to an Affiliate Receivable, the
                  Obligor of which is not an Affiliate of Raytheon Credit, the Seller or the Servicer;

                       (b) except with respect to a Foreign Receivable, the
                  Obligor of which is located (within the meaning of Section 9-307 of the New York UCC) within the United States and is a Citizen of the United States (as defined in the Aviation Act); and, with respect to a Foreign Receivable, the Obligor of which is not located in a Prohibited Jurisdiction;

                       (c) except with respect to an ExIm Bank Receivable and
                  except as otherwise permitted in subsection 2.7(a)(xii), the Obligor of which is not a Governmental Authority unless each of Raytheon Credit and the Seller has complied with the requirements of the Federal Assignment of Claims Act or any other applicable Requirement of Law pertaining to the assignment of accounts receivable the Obligor of which is a Governmental Authority, all in a manner satisfactory to the Managing Facility Agent and the Required Purchasers in their reasonable discretion; provided that if a Rating Event has
                                         --------
                  occurred and is continuing, any Affiliate Receivable in respect of which the Unaffiliated Foreign

                  Lessee under the related Applicable Lease is any Governmental Authority other than a United States Federal Governmental Authority shall not be eligible for purchase or substitution under this Agreement regardless of any action taken by Raytheon Credit or the Seller with respect to the assignment of such Applicable Lease;

                       (d) the Obligor of which is not the Obligor or an
                  Affiliate of an Obligor on any other Receivable which is a Defaulted Receivable;

                       (e) which is neither more than 30 days past due from the
                  original due date therefor nor otherwise a Defaulted
                  Receivable;

                       (f) which arose in the ordinary course of Raytheon
                  Credit's business from financing the retail purchase or lease or, in the case of a Wholesale Receivable, the wholesale purchase of an Aircraft and relates to an Aircraft which will be used for general aviation purposes or in connection with commuter airline operations, but not for military purposes, and which was purchased by the Seller from Raytheon Credit pursuant to the Intercompany Purchase Agreement in the ordinary course of the Seller's business;

                       (g) with respect to GA Receivables, subject only to
                  adjustment for changes in payments in accordance with the related Contract resulting from changes in the interest rates thereunder, (i) which, except as set forth in clause (ii) below, is required to be paid in consecutive monthly installments or is a Quarterly Receivable or a Semi-Annual Receivable or (ii) which (A) is a Nonstandard Receivable or
                  (B) has a maturity within six months from the date such Receivable becomes a Purchased Receivable, provided that no such Receivable will have a maturity later than six months after the invoice date for such Receivable;

                       (h) which is an "account" or a "general intangible" or
                  which constitutes "chattel paper" within the meaning of the UCC of the State of Kansas or the law of the state where the Seller or the Servicer maintains the books, records and documents with respect to such Receivable;

                       (i) which is denominated and payable only in United
                  States dollars in the United States;

                       (j) which arises under a Contract which (i) has been duly
                  authorized by each party thereto (or, if any such party is an individual, such party has the capacity to enter into) and each party thereto is in compliance therewith in all material respects, (ii) was not originated with any conduct constituting fraud or a material misrepresentation on the part of the Seller or Dealer (if different from the Obligor thereto), (iii) was not originated with any conduct constituting fraud or a material misrepresentation by an Obligor party thereto of which the Seller or Dealer (if different from the Obligor) knew or should have known based on the exercise of reasonable care, (iv) constitutes the legal, valid and binding obligation of the Obligor thereof enforceable against such Obligor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (v) except with respect to each L/C Receivable, contains enforceable provisions such that the rights and remedies of the holder of the security interest created thereby are adequate for the realization of the benefits of such security interest against the related Financed Aircraft and the other collateral therefor and (vi) accurately describes the engines, if any, of the related Financed Aircraft having 750 or more rated takeoff horsepower (or the equivalent of such horsepower) as provided for in such Contract;

                       (k) (i) except with respect to a L/C Receivable, a Lease
                  Receivable, a Travel Air Receivable and an Unsecured Receivable, which is secured by a valid and perfected first priority security interest in favor of the Seller in the Financed Aircraft related thereto (other than, in the case of GA Receivables, any engines having less than 750 or more rated takeoff horsepower, or its equivalent) and, with respect to an Affiliate Receivable, in the related Applicable Lease, (ii) with respect to a Registerable Lease Receivable and with respect to an ExIm Bank Receivable, the related Financed Aircraft of which is registered with the FAA Registry in the name of the Seller and relates to a Financed Aircraft in which the Seller has a valid ownership interest, (iii) with respect to a Lease Receivable which is not a Registerable Lease Receivable, the related Financed Aircraft of which is registered in the name of the Seller in each jurisdiction necessary to evidence the valid ownership interest of the Seller in the Financed Aircraft related thereto and (iv) with respect to a Travel Air Receivable, which is secured by a valid and perfected first priority security interest in favor of the Seller in the Obligor's undivided interest in the Financed Aircraft and Travel Air Contracts related thereto;

                       (l) except with respect to a L/C Receivable and an
                  Unsecured Receivable, the security or ownership interest, as the case may be, of Raytheon Credit in the Financed Aircraft related thereto is assignable by Raytheon Credit and, except as permitted under subsection 2.7(a)(x), has been so assigned as a first priority security interest to the Seller and by the Seller to the Administrative Agent for the ratable benefit of the Purchasers to secure the obligations under the related Receivable and which Financed Aircraft is subject to no other Liens other than Permitted Aircraft Liens; including (i) except with respect to a Foreign Receivable (other than a Registerable Lease Receivable with a Foreign Obligor), of which the security interest granted by the Obligor in favor of Raytheon Credit and assigned to the Seller and/or, in the case of a Lease Receivable, by the Seller in favor of the Administrative Agent (including, with respect to a Registerable Lease Receivable, the security interest in the Financed Aircraft in favor of the Administrative Agent) encumbering the related Financed Aircraft (other than, for GA Receivables, Aircraft Accessories with respect thereto and engines of such Financed Aircraft, if any, having a rated takeoff power of 750 horsepower or its equivalent) has been duly registered and recorded with the FAA Registry, (ii) with respect to a Foreign Receivable (other than a L/C Receivable and a Lease Receivable with a Foreign Obligor) of which the security interest encumbering the related Financed Aircraft has been duly filed, registered or recorded with each office in each jurisdiction in which such filing, registration or recordation is necessary to perfect the security interest therein granted (x) by the Obligor thereon in favor of Raytheon Credit, (y) by Raytheon Credit in favor of the Seller and (z) by the Seller in favor of the Administrative Agent for the ratable benefit of the Purchasers and (iii) with respect to a Lease Receivable with a Foreign Obligor (other than a Registerable Lease Receivable with a Foreign Obligor) of which the security interest encumbering the related Financed Aircraft has been duly filed, registered or recorded with each office in each jurisdiction in which such filing, registration or recordation is necessary to perfect the security interest therein granted by the Seller in favor of the Administrative Agent for the ratable benefit of the Purchasers;

                       (m) as to which, upon the transfer of such Receivable
                  pursuant to this Agreement, either (i) the Purchasers have a perfected, valid and enforceable first priority ownership interest in such Receivable or (ii) the Administrative Agent for the ratable benefit of the Purchasers has a valid, perfected and first priority security interest in such Receivable, in each case free and clear of all Liens other than Permitted Receivable Liens;

                       (n) of which (i) with respect to each Receivable other
                  than a Lease Receivable and a Travel Air Receivable, the related Financed Aircraft is owned by the Obligor on the related Contract, (ii) with respect to each Lease Receivable, except as permitted under subsection 2.7(a)(x), the related Financed Aircraft is owned by the Seller and (iii) with respect to each Travel Air Receivable, an undivided interest in the related Financed Aircraft is owned by the related Obligor;

                       (o) of which the related Financed Aircraft is (i) with
                  respect to each Financed Aircraft registered in the name of the Seller, Raytheon Credit, Travel Air or the related Obligor with the FAA, duly certified by the FAA as to type and airworthiness and (ii) in all other cases, duly certified by the appropriate governmental authorities in the applicable foreign jurisdiction as to type and airworthiness;

                       (p) which is not subject to any existing material
                  dispute, offset, counterclaim or defense whatsoever (including, but not limited to, breach of warranty) of which Raytheon Credit, the Seller or the Servicer knows or should have known;

                       (q) which, together with the Contract and the Financed
                  Aircraft related thereto, does not, or at the time of sale (or lease, as the case may be) of the Financed Aircraft did not, contravene any Requirements of Law applicable thereto in any material respect (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Contract related thereto is in violation of any such Requirement of Law in any material respect;

                       (r) which was originated in accordance with the Credit
                  and Collection Policy and satisfied all requirements thereof and of the related Contract;

                       (s) which, except for an Extended Term Receivable, has a
                  Final Payment Date not later than (i) so long as no Rating Event has occurred and is continuing, thirteen years after the Settlement Date on which such Receivable is purchased or substituted and (ii) during the continuance of a Rating Event, ten years after the Settlement Date on which such Receivable is purchased or substituted;

                       (t) (i) for Receivables other than those Receivables
                  referred to in clause (g)(ii)(B) of this definition, the related Financed Aircraft has been delivered to the Obligor
                  (x) so long as Raytheon's Debt Rating is no lower than BBB- or the equivalent thereof, no later than the second Settlement Date following the Settlement Date on which undivided interests in such Receivable are sold to the Purchasers and
                  (y) in all other cases, no later than the Settlement Date on which undivided interests in such Receivable are sold to the Purchasers or (ii) for those Receivables referred to in clause
                  (g)(ii)(B) of this definition, the related Financed Aircraft has been delivered to the Obligor no later than six months after the invoice date for such Receivable;

                       (u) except with respect to a Wholesale Receivable, on
                  which either at least one payment or a down payment (including a trade-in) has been made prior to the Settlement Date on which it is purchased or substituted;

                       (v) the payment terms of which have not been modified
                  other than (i) in accordance with the Credit and Collection Policy and (ii) to an extent and in an amount not in excess of the limitations specified in subsection 7.1(b)(iv)(x);

                       (w) of which the related Financed Aircraft is insured
                  against loss, damage, theft, hull and such other casualties as may be required pursuant to the related Contract, including without limitation passenger legal liability, public legal liability and property damages legal liability, the policy or policies of which shall (i) provide that Raytheon Credit or any Affiliate Obligor, as the case may be, is named thereunder as loss payee and is entitled to receive 30 days prior notice of cancellation thereof, (ii) contain a breach of warranty endorsement in favor of Raytheon Credit or any Affiliate Obligor as the case may be, (iii) provide for insurance in an amount, after calculation of any deductible, at least equal to the outstanding principal of the Contract at any time and (iv) be maintained with financially sound and reputable insurance companies;

                       (x) if a Lease Receivable (i) prior to the Settlement
                  Date on which such Lease Receivable is purchased or substituted, with respect to which all actions required under the related lease to assign to the Administrative Agent on behalf of the Purchasers the Seller's and Raytheon Credit's respective rights thereunder (including, without limitation, any notice to, consent of or acceptance by the lessee party thereto) shall have been duly performed, (ii) prior to the Settlement Date on which such Lease Receivable is purchased or substituted, a determination shall have been made if such Receivable is a Registerable Lease Receivable in accordance with the definition of such term, (iii) on the Settlement Date on which such Lease Receivable is purchased or substituted, no Rating Event shall have occurred and be continuing and (iv) such Lease Receivable is carried on the books of the Seller as a "sale" under GAAP;

                       (y) if a L/C Receivable, with respect to which the
                  related letter of credit (i) either (A) is issued by an Acceptable L/C Issuer or (B) if the issuer of the related letter of credit is not an Acceptable L/C Issuer, at the time of purchase or substitution no Rating Event has occurred and is continuing, (ii) is issued or confirmed by a financial institution located in the United States or which otherwise provides that drawings thereunder may be made in the United States, (iii) is an irrevocable standby letter of credit providing for drawings upon the occurrence of a default under the related Contract on sight or upon presentation of certificates specified therein, (iv) at any date of determination has an available amount equal to the then outstanding Principal Balance of such Receivable, (v) is in full force and effect and (vi) either (A) has an expiration date which is at least five Business Days following the last scheduled payment date under the related Contract or (B) provides for automatic extensions without amendment, notice or other act by or to any Person or permits the Seller to draw the aggregate amount then available to be drawn thereunder if not extended;

                       (z) which is not an Operating Lease Receivable;

                       (aa) if an ExIm Bank Receivable, (i) at least 85% of the
                  Principal Balance of which is insured by the related insurance policy and such insurance policy is in full force and effect and all premiums have been paid in full, (ii) the related Contract of which requires the Obligor to purchase the Aircraft at the end of the term thereof, (iii) at the time of purchase or substitution of which no Rating Event has occurred and is continuing and (iv) prior to the Settlement Date on which such ExIm Bank Receivable is purchased or substituted, all actions required to assign to the Administrative Agent on behalf of the Purchasers the Seller's and Raytheon Credit's respective rights to amounts payable under the related insurance policy and the Seller's rights under any lease of the related Aircraft by an Obligor on such ExIm Bank Receivable (including, without limitation, any notice to, consent of or acceptance by the insurer or lessee thereunder) shall have been duly performed;

                       (bb) if a Wholesale Receivable, (i) the Principal Balance
                  of which (together with interest thereon) is payable in accordance with the original terms thereof no later than 180 days after the original date of the Contract related thereto, and (ii) the original maturity date thereof has not been extended more than twice;

                       (cc) if a Domestic Wholesale Receivable, the related
                  Financed Aircraft of which has not been sold more than once or to more than one other independent Dealer (exclusive of Dealers owned by Raytheon Credit or RAC);

                       (dd) if a Nonstandard Receivable, a Rating Event shall
                  not have occurred and be continuing;

                       (ee) if an Affiliate Receivable, (x) prior to the
                  Settlement Date on which such Affiliate Receivable is purchased or substituted, all actions required to assign (1) to Raytheon Credit, and from Raytheon Credit to the Seller, the Affiliate Obligor's rights under the Applicable Lease and Financed Aircraft and (2) to the Administrative Agent, the Seller's rights under the Financed Aircraft and the Applicable Lease (including, without limitation, in case of clauses (1) and (2), any notice to, consent of or acceptance by the Unaffiliated Foreign Lessee party thereto) shall have been duly performed and the Administrative Agent, for the ratable benefit of the Purchasers, shall have a valid, perfected and first priority security interest in such Financed Aircraft and Applicable Lease as collateral security for the Affiliate Obligor's obligations under such Affiliate Receivable, free and clear of all Liens other than (i) the Lien created in favor of Raytheon Credit and the Seller, (ii) the Lien created under this Agreement in favor of the Administrative Agent for the ratable benefit of the Purchasers and (iii) any Permitted Receivable Lien, (y) on the Settlement Date on which such Affiliate Receivable is purchased or substituted, no Rating Event shall have occurred and be continuing and (z) the Applicable Lease related thereto is an Eligible Applicable Lease;

                       (ff) which is an "Eligible Receivable" under and as
                  defined in the Intercompany Purchase Agreement; and

                       (gg) with respect to a Receivable that has previously
                  been a Defaulted Receivable or Delinquent Receivable that was repurchased or for which a substitution has been made, such Receivable was repurchased at least 6 months prior to its resale to the Purchasers and in respect of which the applicable Obligor has been in full compliance with its payment obligations thereunder for at least 3 consecutive months;

         (y) with respect to any Existing Receivable, at the date of its purchase or substitution under the Existing Agreement pursuant to which it was sold to the Old Administrative Agent, such Receivable which was an "Eligible Receivable" (as defined in such applicable Existing Agreement) at such date.

         Notwithstanding any provision set forth in this definition of "Eligible Receivable" (except clause (x)(ff)), any Receivable which otherwise qualifies to be an "Eligible Receivable" and for which the Financed Aircraft related thereto receives a conveyance number from the FAA on or prior to the Applicable Settlement Date after the sale or substitution of such Receivable shall be deemed to be an "Eligible Receivable. Further, a Receivable (other than an Existing Receivable) created pursuant to a Contract under which (at the time of purchase or substitution thereof) the amount scheduled to be outstanding on any annual anniversary of the execution date of such Contract (assuming all scheduled payments have been made prior to such date) is greater than the amount which would have been so outstanding on such date if payments on such Contract prior to such anniversary had been made on a thirteen year mortgage-type amortization method, assuming a balloon payment of 30% of the original sales price scheduled for repayment at the end of the thirteenth year, shall not be an "Eligible Receivable."

                  "ERISA": the Employee Retirement Income Security Act of 1974,
                   -----
         as amended from time to time.

                  "Excess Mesa Receivables": as of any date of determination,
                   -----------------------
         the Principal Balances of all Purchased Receivables in respect of Mesa and all of its respective Affiliates to the extent such aggregate Principal Balances exceed an amount equal to 10% of the Outstanding Purchase Price on such date of determination (calculated after giving effect to all proposed purchases and substitutions on such date but excluding the Outstanding Purchase Price of Wholesale Receivables).

                  "Excess Spread":  as defined in subsection 2.16(b)(vi).
                   -------------

                  "Excluded Taxes" means, with respect to the Managing Facility
                   --------------
         Agent, the Administrative Agent, either Co-Administrative Agent, any Purchaser or any other recipient of any payment to be made by or on account of any obligation of the Seller hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Purchaser, in which its applicable purchasing office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Seller is located and (c) in the case of a Foreign Purchaser (other than an assignee pursuant to a request by the Seller under subsection 2.26(b)), any withholding tax that is imposed on amounts payable to such Foreign Purchaser at the time such Foreign Purchaser becomes a party to this Agreement or is attributable to such Foreign Purchaser's failure or inability to comply with Section 2.23(e), except to the extent that such Foreign Purchaser's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Seller with respect to such withholding tax pursuant to Section 2.23(a).

                  "ExIm Bank": the Export-Import Bank of the United States and
                   ---------
         any successor thereto.

                  "ExIm Bank Receivable": a Receivable, the payments of which
                   --------------------
         are insured by the ExIm Bank.

                  "Existing Agreements": the collective reference to the
                   -------------------
         Existing Commuter Agreement and the Existing GA Agreement.

                  "Existing Affiliate Receivable": each Existing Receivable
                   -----------------------------
         which, on and as of the Effective Date, is an "Affiliate Receivable" under and as defined in the Existing Agreement pursuant to which the Old Administrative Agent purchased such Receivable.

                  "Existing Certified Receivable": each Existing Receivable
                   -----------------------------
         which, on and as of the Effective Date, is a "Certified Foreign Receivable" under and as defined in the Existing Agreement pursuant to which the Old Administrative Agent purchased such Receivable.

                  "Existing Commuter Agreement": the Amended and Restated
                   ---------------------------
         Purchase and Sale Agreement dated as of March 8, 1996 among Raytheon Credit, the purchasers referred to therein, Swiss Bank Corporation, New York Branch, as administrative agent, Bank of America NT&SA, as documentation agent and co-agent, and Swiss Bank Corporation, New York Branch, as co-agent, as amended, supplemented or otherwise modified from time to time.

                  "Existing GA Agreement": the Second Amended and Restated
                   ---------------------
         Purchase and Sale Agreement dated as of March 8, 1996 among Raytheon Credit, the purchasers referred to therein and Swiss Bank Corporation, New York Branch, as agent, as amended, supplemented or otherwise modified from time to time.

                  "Existing Outstanding Balance": as of any date of
                   ----------------------------
         determination for any Existing Receivable, the "Outstanding Balance" thereof as determined under the Existing Agreement pursuant to which such Existing Receivable was purchased prior to the Effective Date.

                  "Existing Outstanding Purchase Price": as of any date of
                   -----------------------------------
         determination for any Purchaser, the sum of such Purchaser's "Outstanding Purchase Price", if any, under each of the Existing Agreements.

                  "Existing Principal Balance": as of any date of determination
                   --------------------------
         for any Existing Receivable, the "Principal Balance" thereof as determined under the Existing Agreement pursuant to which such Existing Receivable was purchased by the administrative agent or agent under such Existing Agreement.

                  "Existing Receivables": on the Effective Date, the collective
                   --------------------
         reference to the outstanding "Purchased Receivables" under and as defined in the Existing Agreements.

                  "Existing Registerable Lease Receivables": on the Effective
                   ---------------------------------------
         Date, the collective reference to the outstanding "Registerable Lease Receivables" under and as defined in the Existing Agreements.

                  "Existing Uncertified Foreign Receivables": on the Effective
                   ----------------------------------------
         Date, the collective reference to the outstanding "Foreign Uncertified Receivables" under and as defined in the Existing Agreements.

                  "Expense Amounts": the collective reference to amounts
                   ---------------
         required to be paid pursuant to (i) subsections 2.17(a), 2.17(b), 2.17(c) and 2.17(d) and (ii) subsections 2.22, 2.23, 2.24 and 11.5 (to the extent that the Managing Facility Agent, the Administrative Agent or a Purchaser has made a demand therefor).

                  "Expiration Date": March 7, 2003 or, if the Revolving Period
                   ---------------
         is extended pursuant to subsection 2.8, 364 days after the date of the Expiration Date in effect at the time of such extension.

                  "Extended Term Receivable": as of any Settlement Date, any
                   ------------------------
         Receivable the Final Payment Date of which is later than (i) so long as no Rating Event has occurred and is continuing, thirteen years after such Settlement Date and (ii) during the continuance of a Rating Event, ten years after such Settlement Date, and, for purposes of subsection 2.15, any Receivable the Final Payment Date of which is extended pursuant to subsection 7.1(b)(iv) to such later date.

                  "FAA":  the Federal Aviation Administration or any successor
                   ---
         thereto.

                  "FAA Assignment": the assignment, certificate or other
                   --------------
         document to be filed with the FAA Registry on or before the Closing Date or any Settlement Date with respect to a Financed Aircraft related to an Eligible Receivable to be purchased on the Closing Date or purchased or substituted on such Settlement Date, substantially in the form of (i) in the case of an assignment by the Seller of a security interest in a Financed Aircraft granted by an Obligor in favor of the Seller, Exhibit A-2 (for filing on the Closing Date) or Exhibit A-3 (for filing on each Settlement Date) or, (ii) with respect to a Registerable Lease Receivable or an ExIm Bank Receivable, if the Financed Aircraft related thereto is (or the lessee under the related lease agrees will be) registered under the Aviation Act, in the case of the grant by the Seller in favor of the Administrative Agent for the ratable benefit of the Purchasers of a security interest in a Financed Aircraft and amounts payable under the related lease entered into with respect to such Lease Receivable or ExIm Bank Receivable, substantially in the form of Exhibit A-4 (for filing on the Closing Date) or Exhibit A-5 (for filing on a Settlement Date); in each case, with appropriate modifications which may be required as a result of changes in any Requirements of Law after the Closing Date pertaining to filings and recordings with the FAA Registry.

                  "FAA Filing Date": as defined in subsection 6.1(n)(ii).
                   ---------------

                  "FAA Registry": the FAA Aircraft Registry maintained on the
                   ------------
         Closing Date at the office of the FAA located in Oklahoma City, Oklahoma.

                  "Final Payment Date": with respect to a Purchased Receivable,
                   ------------------
         the scheduled final maturity date (which, with respect to a Lease Receivable, shall be the final scheduled rent payment date under the related Contract) of such Receivable.

                  "Finance Charge Collections": (i) with respect to Purchased
                   --------------------------
         Receivables constituting Lease Receivables a portion of the Collections thereunder representing the interest component of such lease, such interest component reflecting the interest rate as set forth in such lease and such portion being calculated in accordance with Credit and Collection Policy, (ii) with respect to all other Purchased Receivables, Collections on account of accrued finance charges, late fees and similar items in respect of such Purchased Receivables calculated, in each case, in accordance with the Credit and Collection Policy and (iii) Collections deemed by the Managing Facility Agent to be Finance Charge Collections pursuant to Section 2.16(a).

                  "Financed Aircraft": the Aircraft, together with all
                   -----------------
         accessions thereto, securing an Obligor's indebtedness under a Contract; provided that, the term "Financed Aircraft" when used herein
                   --------
         or in any other document, instrument or certificate delivered pursuant hereto shall mean or refer to, with respect to a Lease Receivable or an ExIm Bank Receivable, the Aircraft leased under the Contract pursuant to which such Lease Receivable was created, together with all accessions thereto.

                  "Foreign Assignment": with respect to each Foreign Receivable
                   ------------------
         (other than a L/C Receivable) and each Affiliate Receivable, each document, instrument, agreement (whether an assignment, security agreement, mortgage or otherwise) and certificate appropriate for filing in the applicable office in the applicable jurisdiction and necessary to evidence (i) in the case of Affiliate Receivables and of Foreign Receivables which are not Lease Receivables, the Lien in the related Financed Aircraft granted by the Obligor thereon in favor of Raytheon Credit and the assignment thereof by Raytheon Credit to the Seller and (ii) in the case of all such Foreign Receivables and all Affiliate Receivables, the Lien in the related Financed Aircraft granted by the Seller (or, as applicable, the Lien thereon assigned by the Seller) in favor of the Administrative Agent for the ratable benefit of the Purchasers; and all other filings and recordings necessary to perfect the Purchasers' first priority ownership or security interests in and to the Foreign Receivables or the Affiliate Receivables, as the case may be, and the related Contracts (including Applicable Leases) and Financed Aircraft.

                  "Foreign Obligor": an Obligor which is not located (within the
                   ---------------
         meaning of Section 9-307 of the New York UCC) within the United States and is not a citizen of the United States (as defined in the Aviation
         Act).

                  "Foreign Purchaser" means any Purchaser that is not organized
                   -----------------
         under the laws of the United States of America or a state thereof.

                  "Foreign Receivable": a Receivable the Obligor of which is a
                   ------------------
         Foreign Obligor.

                  "Foreign Wholesale Receivable": a Receivable arising under a
                   ----------------------------
         wholesale financing arrangement entered into by Raytheon Credit and, as Obligor thereunder, a Dealer located (within the meaning of Section 9-307 of the New York UCC) outside the United States.

                  "Frozen Pool": as defined in subsection 2.8(b)(ii).
                   -----------

                  "GAAP":  generally accepted accounting principles applied on a
                   ----
         consistent basis.

                  "GA Receivable": a Receivable as to which the related Aircraft
                   -------------
         is a General Aviation Aircraft and the Obligor of which does not own and operate a commuter airline.

                  "General Aviation Aircraft": the collective reference to any
                   -------------------------
         aircraft manufactured (including sub-assembly) by RAC for general aviation purposes, and comparable general aviation aircraft manufactured by any other Person including, in all cases, without limitation, (i) any airframe, engines (whether or not any such engine has 750 or more rated takeoff horsepower or the equivalent of such horsepower, and including any replacement or substituted engine), and avionics, equipment and accessories at any time attached to, connected with or located in any such aircraft and, to the extent covered by the recording system of the Aviation Act, all logs, manuals and maintenance records with respect thereto and (ii) any avionics, equipment and accessories removed from any Aircraft and, to the extent not covered by the recording system of the Aviation Act, all logs, manuals and maintenance records.

                  "Governmental Authority": any nation or government, any state
                   ----------------------
         or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Guarantee": the Amended and Restated Guarantee, substantially
                   ---------
         in the form of Exhibit B, to be made by Raytheon in favor of the Managing Facility Agent and the Purchasers, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Guarantee Reaffirmation": the Reaffirmation, executed by the
                   -----------------------
         Guarantor and dated the Amendment Effective Date, consenting to the execution of this Agreement by the Seller and the Servicer and reaffirming the Guarantor's obligations under the Guarantee.

                  "Guarantor": Raytheon.
                   ---------

                  "Increasing Purchaser": as defined in Section 5.3.
                   --------------------

                  "Indebtedness": with respect to any Person at any date, (a)
                   ------------
         all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or which is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of such Person under capital leases, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person and (d) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

                  "Indemnified Amounts": as defined in subsection 9.1(a).
                   -------------------

                  "Indemnified Person": as defined in subsection 9.1(a).
                   ------------------

                  "Indemnified Taxes": Taxes other than Excluded Taxes.
                   -----------------

                  "Indemnitee": as defined in subsection 11.5(c).
                   ----------

                  "Ineligibility Event": with respect to any Purchased
                   -------------------
         Receivable, any event of the type specified in (1) clauses (i), (ii) or
         (iii) of subsection 2.11 or (2) clauses (vi) or (xii) of subsection 9.1(a).

                  "Ineligible Receivable": (a) with respect to any Purchased
                   ---------------------
         Receivable other than an Existing Receivable, such Receivable, (i) at the date of its purchase or substitution, was not an Eligible Receivable at such date, (ii) relates to a Financed Aircraft which did not receive a conveyance number from the FAA on or prior to the third Settlement Date (or if Raytheon's Debt Rating is no lower than A/A2, the fourth Settlement Date; the third or fourth Settlement Date, as applicable, the "Applicable Settlement Date") following the date of its
                          --------------------------
         purchase or substitution or (iii) relates to a Financed Aircraft which becomes a Remarketed Aircraft; and

                  (b)  with respect to any Existing Receivable, such Receivable

                  (x)(i) at the date of its purchase or substitution under the Existing Agreement pursuant to which it was sold to the administrative agent or agent under such Existing Agreement, was not an "Eligible Receivable" (as defined in such applicable Existing Agreement) at such date or (ii) relates to a Financed Aircraft which did not receive a conveyance number from the FAA on or prior to the third Settlement Date (or if Raytheon's Debt Rating is no lower than A/A2, the fourth Settlement Date following the date of its purchase or substitution under the applicable Existing Agreement; or

                  (y) relates to a Financed Aircraft which becomes a Remarketed Aircraft; or

                  (z) on and as of the Closing Date (after giving effect to the transactions contemplated under the Intercompany Purchase Agreement on such date) such Receivable did not satisfy the criteria specified in the following clauses under the definition of "Eligible Receivable" herein (assuming for purposes hereof, that such clauses are applicable to the Existing Receivables): clauses (c), (h), (k), (l) (other than any requirement that the related Financed Aircraft be free and clear of Liens on such Effective Date), (m) (other than any requirement that such Receivable be free and clear of Liens on such Effective Date), (n)(ii), (o)(i), (x)(i), (y)(vi)(B),
                  (aa)(iv) or (ee)(x) except, that, (1) with respect to Existing
                                      ------  ----
                  Certified Receivables, prior to the Certified Opinion Delivery Date, and with respect to all Existing Registerable Lease Receivables, prior to the FAA Filing Date, any such Existing Registerable Lease Receivable which does not satisfy any of the criteria specified in such clauses (to the extent such clauses are applicable to Existing Registerable Lease Receivables) solely as a result of the failure to make any of the filings, if any, required by subsection 6.1(n) shall not be an Ineligible Receivable and (2) with respect to Existing Uncertified Foreign Receivables, any such Existing Receivable which does not satisfy any of the criteria specified in such clauses (to the extent such clauses are applicable to such type of Existing Receivable) solely as a result of the failure to make any filing, if any, necessary to

                  (x) continue the Lien, if any, of the Administrative Agent, on behalf of the Purchasers, in such Receivables, related Financed Aircraft and Applicable Leases (if applicable) and Collections thereon with the same priority thereon as in effect immediately prior to the Effective Date or (y) perfect the transfer by Raytheon Credit of such Receivables, the related Financed Aircraft and Applicable Leases (if applicable) and Collections thereon to the Seller pursuant to the Intercompany Purchase Agreement shall not be an Ineligible Receivable.

                  "Interbank Rate": for any Special Settlement Date Accrual
                   --------------
         Period, the sum of (i) the rate of interest per annum (rounded upward to the next 1/16th of 1%) determined by the Managing Facility Agent as follows:

                                       IBOR
                      ----------------------------------------
                        1.00 - Eurodollar Reserve Percentage

         plus (ii) the Applicable Margin;

         Where,

         Eurodollar Reserve Percentage means for any day for any Special Settlement Date Accrual Period, the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Purchaser) under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

         IBOR means the rate of interest per annum determined by the Managing Facility Agent as the rate at which dollar deposits in the approximate amount of the Managing Facility Agent's Purchase amount for such Special Settlement Date Accrual Period, would be offered by Bank of America, N.A.'s Grand Cayman Branch, Grand Cayman B.W.I. (or by Bank of America, N.A.), to major banks in the offshore dollar interbank market at their request at approximately 11:00 a.m. (New York City time) two Business Days prior to the commencement of such Special Settlement Date Accrual Period.

                  "Intercompany Purchase Agreement": the Intercompany Purchase
                   -------------------------------
         and Contribution Agreement, dated as of March 20, 1997, between Raytheon Credit and the Seller, as amended, supplemented or otherwise modified from time to time.

                  "Interest Coverage Ratio": for any period, the ratio of
                   -----------------------
         Consolidated EBITDA for such period to Consolidated Net Interest Expense for such period.

                  "L/C Receivable": a Foreign Receivable which at any time is
                   --------------
         supported by a standby letter of credit in an amount at least equal to the outstanding Principal Balance on such Receivable issued in favor of the Seller and otherwise satisfying the requirements of clause (y) of the definition of "Eligible Receivables".

                  "Lease Collateral": as defined in subsection 11.12(a).
                   ----------------

                  "Lease Obligations": as defined in subsection 11.12(a).
                   -----------------

                  "Lease Receivable": any Receivable (other than an ExIm Bank
                   ----------------
         Receivable) created pursuant to a Contract which is a lease between Raytheon Credit, as lessor, and the Obligor thereunder, as lessee, with respect to the Aircraft described therein, other than any such Receivable which is also a L/C Receivable.

                  "LIBO Rate": for any Accrual Period (other than a Special
                   ---------
         Settlement Date Accrual Period), (A) the per annum rate (carried to the fifth decimal place) equal to (i) the rate determined by the Managing Facility Agent to be the offered rate that appears on the page of the Telerate Screen that displays an average British Bankers Association Interest Settlement Rate (such page currently being page number 3750) for deposits (for delivery on the Settlement Date which is the first day of such Accrual Period) with a term approximately equivalent to such Accrual Period, determined as of approximately 11:00 a.m. (London, England time) two Working Days prior to the Settlement Date which is the first day of such Accrual Period or (ii) in the event the rate referenced in the preceding clause does not appear on such page or service if such page or service shall cease to be available, the rate determined by the Managing Facility Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits (for delivery on the Settlement Date which is the first day of such Accrual Period) with a term approximately equivalent to such Accrual Period, determined as of approximately 11:00 a.m. (London, England time) two Working Days prior to the Settlement Date which is the first day of such Accrual Period, (B) if such rate cannot be calculated in accordance with clause
         (A), the "LIBO Rate" for that Accrual Period will be the rate per annum equal to the average (rounded upward to the nearest 1/16th of 1%) of the respective rates notified to the Managing Facility Agent by each Reference Bank as the rate at which such Reference Bank is offered U.S. dollar deposits in the London interbank eurodollar market for a period comparable in length to such Accrual Period, at or about 11:00 a.m. (London, England time) two Working Days prior to such Settlement Date and in an amount comparable to such Reference Bank's pro rata share of the Outstanding Purchase Price; or (C) if the LIBO Rate is not able to be determined pursuant to clauses (A) or (B), the rate per annum determined by the Managing Facility Agent in good faith, after consultation with the Purchasers, as reasonably reflecting the aggregate funding costs of the Purchasers.

                  "Lien": any mortgage, pledge, hypothecation, assignment,
                   ----
         deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement or any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable law of any jurisdiction in respect of any of the foregoing).

                  "Liquidity Bank": for any SPC, at any date of determination,
                   --------------
         the collective reference to the financial institutions which at such date are providing liquidity and/or credit facilities to or for the account of such SPC to fund such SPC's obligations hereunder or to support the securities (if any) issued by such SPC to fund such obligations.

                  "Low Wholesale Value": of any Aircraft at any date of
                   -------------------
         determination, the low wholesale value shown in the Aircraft Blue Book Price Digest most recently published prior to such date of determination for aircraft of substantially similar age and with comparable features as such Aircraft.

                  "Majority Purchasers": at any time, Purchasers the Commitment
                   -------------------
         Percentages of which aggregate at least 51%; provided that the
                                                      --------
         Commitment Percentage of any Dissenting Purchaser shall not be included in determinations of Majority Purchasers with respect to purchases or substitutions of Receivables or other matters not otherwise affecting Dissenting Purchasers; provided, further, that any action taken by the
                                --------  -------
         Managing Facility Agent and the Purchasers under subsection 8.2 (with the exception of subsection 8.2(b)) shall be deemed to affect a Dissenting Purchaser.

                  "Managing Facility Agent": as defined in the preamble to this
                   -----------------------
         Agreement.

                  "Mandatorily Redeemable Equity Securities" shall mean the
                   ----------------------------------------
         17,250,000 equity security units, including any remarketed securities, issued by Raytheon in May 2001. Each equity security unit consists of a contract to purchase shares of Raytheon's common stock on May 15, 2004, and a mandatorily redeemable equity security, with a stated liquidation amount of $50.00 due on May 15, 2004. The mandatorily redeemable equity security represents an undivided interest in the assets of RC Trust I, a Delaware business trust, formed for the purpose of issuing these securities and whose assets consist solely of subordinated notes issued by Raytheon.

                  "Material Adverse Effect": (i) with respect to the Seller, a
                   -----------------------
         material adverse effect on (a) the Purchased Receivables taken as a whole, (b) the ability of the Seller to perform its obligations under this Agreement, (c) the validity or enforceability of this Agreement or the rights or remedies of the Managing Facility Agent or the Purchasers under any Purchase Document or (d) the business, assets, properties or condition (financial or other) of the Seller and (ii) with respect to the Servicer, a material adverse effect on (a) the Purchased Receivables taken as a whole, (b) the ability of the Servicer to perform its obligations under this Agreement, (c) the validity or enforceability of this Agreement or the rights or remedies of the Managing Facility Agent or the Purchasers under any Purchase Document or (d) the business, assets, properties or condition (financial or other) of the Servicer.

                  "Mesa": Mesa Airlines, Inc., a New Mexico corporation.
                   ----

                  "Moody's": Moody's Investors Service, Inc.
                   -------

                  "Multiemployer Plan": a Plan which is a multiemployer plan as
                   ------------------
         defined in Section 4001(a)(3) of ERISA.

                  "Net Recoveries": all monies collected by the Seller, the
                   --------------
         Servicer or any other Person (from whatever source, including, without limitation, from the refinancing of the related Financed Aircraft) on account of a Defaulted Receivable (including, without limitation, from the sale or other disposition of the Financed Aircraft) net of any expenses incurred by the Seller, the Servicer or such Person in connection with the collection on such Defaulted Receivable and the refurbishment, disposition or disposal of the related Financed Aircraft.

                  "1997 Agreement": the Purchase and Sale Agreement, dated as of
                   --------------
         March 20, 1997, among the Seller, the Servicer, the financial institutions from time to time parties thereto (the "1997 Purchasers"),
                                                              ---------------
         The First National Bank of Boston, Bank of Montreal, The First National Bank of Chicago, Fleet National Bank, The Fuji Bank, Limited, New York Branch, The Sanwa Bank Limited, New York Branch and Westdeustche Landesbank Girozentrale, New York Branch, as co-agents for the 1997 Purchasers, Swiss Bank Corporation, New York Branch, Bank of America National Trust and Savings Association, Canadian Imperial Bank of Commerce, New York Agency, The Chase Manhattan Bank, Citibank, N.A., Credit Suisse First Boston, New York Branch, The Industrial Bank of Japan, Limited, Morgan Guaranty Trust Company of New York, and Wachovia Bank of Georgia, N.A., as agents for the 1997 Purchasers, and Swiss Bank Corporation, New York Branch, as administrative agent for the 1997 Purchasers.

                  "90% Repurchase Receivables": at any date of determination,
                   --------------------------
         the collective reference to the following types of Receivables:

                       (a) L/C Receivables, the related letters of credit of
                  which are not issued by commercial banks which qualify as Acceptable L/C Issuers at such date, it being understood that an L/C Receivable shall be a 25% Repurchase Receivable if the issuer of the related letter of credit does not qualify as an Acceptable L/C Issuer at the time such Receivable is purchased or substituted hereunder but does so qualify on such date of determination;

                       (b) Uncertified Foreign Receivables (including Affiliate
                  Receivables which are Uncertified Foreign Receivables) which are not L/C Receivables;

                       (c) Foreign Wholesale Receivables;

                       (d) Receivables which have not received conveyance
                  numbers from the FAA on or prior to the Applicable Settlement Date after the sale or substitution of such Receivable; provided, however, that (i) any such Receivable shall be
                  --------
                  repurchased by the Seller on such Applicable Settlement Date and (ii) Receivables which are subject to this paragraph (d) that are so repurchased by the Seller shall not be subject to subsection 2.7(a)(viii);

                       (e) Excess Mesa Receivables; and

                       (f) all other Receivables which are not 25% Repurchase
                  Receivables or 75% Repurchase Receivables.

                  "Nonstandard Receivable": a Receivable (other than a Wholesale
                   ----------------------
         Receivable or a Receivable which has Mesa as the Obligor) created pursuant to a Contract under which (at the time of purchase or substitution thereof) the amount scheduled to be outstanding on any annual anniversary of the execution date of such Contract (assuming all scheduled payments have been made prior to such date) is greater than the amount which would have been so outstanding on such date if payments on such Contract prior to such anniversary had been made on a thirteen year mortgage-type amortization method, assuming a balloon payment of 20% (in the case of both a GA Receivable or a Commuter Receivable) of the original sales price scheduled for repayment at the end of the thirteenth year.

                  "Note Rate": with respect to any Accrual Period, a rate per
                   ---------
         annum equal to the LIBO Rate plus the Applicable Margin and the Amortization Adjustment, if any, calculated in accordance with this Agreement.

                  "Note Rate Amortization Event": an Amortization Event of the
                   ----------------------------
         type described in subsection 8.1(b), (c), (d), (e), (f), (g), (h), (i),
         (j), (l), (m) or (n).

                  "Obligations": as defined in the Guarantee.
                   -----------

                  "Obligor": each Person obligated to make payments in respect
                   -------
         of a Receivable, including each Affiliate Obligor under an Affiliate Receivable.

                  "Occurrence": as defined in subsection 10.5.
                   ----------

                  "Old Administrative Agent": UBS AG, Stamford Branch, as
                   ------------------------
         successor to Swiss Bank Corporation, Stamford Branch, as successor to Swiss Bank Corporation, New York Branch.

                  "Operating Lease Receivables": Lease Receivables which are
                   ---------------------------
         carried on the books of Raytheon Credit or the Seller as operating leases.

                  "Other Taxes" means any and all present or future stamp or
                   -----------
         documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Purchase Document.

                  "Outstanding Balance": with respect to any Receivable at any
                   -------------------
         date of determination, the Purchase Price paid with respect to such Receivable less all Principal Collections and any reductions pursuant to subsection 2.6A applied to such Receivable on and prior to such date of determination.

                  "Outstanding Purchase Price": (a) as to all the Purchasers at
                   --------------------------
         any date of determination, the aggregate Purchase Prices which at such date have been paid to purchase Purchased Receivables (or portions thereof) in accordance with this Agreement minus the amount of
                                                    -----
         Principal Collections which have been received by the Purchasers (including, without limitation, Principal Collections which have been used to purchase additional Eligible Receivables pursuant to subsection 2.15(b)) minus the amount, if any,
                  -----
         of Excess Spread which has been paid to the Purchasers pursuant to subsection 2.16(b)(vi)(2) minus the amount, if any, of reductions in
                                   -----
         the Outstanding Purchase Price pursuant to subsection 2.6A and (b) as to any Purchaser, its pro rata share of the Outstanding Purchase Price,
                               --- ----
         as determined pursuant to clause (a) above.

                  "Participant": as defined in subsection 11.6(b).
                   -----------

                  "Participated Receivable": a Receivable in which the Seller
                   -----------------------
         has a Seller's Interest pursuant to subsection 2.4(a).

                  "Permitted Aircraft Lien": with respect to any Financed
                   -----------------------
         Aircraft which is related to a Purchased Receivable, (A) any materialman's, mechanic's, workman's, repairman's or other like Lien which (i) arises in favor of a Person contracted by and on behalf of the Obligor or the Unaffiliated Foreign Lessee on the related Contract,
         (ii) arises in the ordinary course of business and (iii) (X) has been released or bonded against (or other credit assurances provided) in favor of the Administrative Agent and the Purchasers in an amount at least equal to the obligations secured by such Lien and otherwise in a manner reasonably satisfactory to the Managing Facility Agent and the Required Purchasers not more than 90 days after the earliest date on which the Seller, the Servicer or RAC knew of such Lien or (Y) secures obligations which are being contested in good faith by appropriate proceedings, so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of such Financed Aircraft or any interest therein, or (B) any Lien which (i) is involuntary in nature,
         (ii) secures either (X) state taxes not yet due by the Obligor on the related Contract or which are being contested in good faith by appropriate proceedings by the Obligor or (Y) any judgment or decree entered against such Obligor, (iii) secures obligations which are immaterial in amount in relation to such Purchased Receivable and (iv) does not involve any material danger of the sale, forfeiture or loss of such Financed Aircraft, or (C) solely with respect to a Lease Receivable, a Lien on the Financed Aircraft related thereto arising under the related lease if the obligations of the lessee thereunder are, in accordance with GAAP, required to be capitalized on such lessee's balance sheet or (D) solely with respect to a Travel Air Receivable, Liens on the undivided interest(s) in the related Financed Aircraft which are not owned by the Seller, any affiliate of the Seller, or any Obligor under such Travel Air Receivable.

                  "Permitted Receivable Lien": with respect to any Purchased
                   -------------------------
         Receivable, if for any reason the Purchased Receivables are held to be the property of the Seller or the Affiliate Obligor, as the case may be, or if for any other reason this Agreement and the Assignments are held or deemed not to effect an absolute sale of the Purchased Receivables, any Lien which (i) is involuntary in nature, (ii) secures either (A) state taxes not yet due by the Seller or which are being contested in good faith by appropriate proceedings by the Seller or any of its Affiliates (so long as adequate reserves with respect thereto are maintained on the books of the Seller or such Affiliate in conformity with GAAP) or (B) any judgment or decree entered against the Seller or, with respect to an Affiliate Receivable, the related Affiliate Obligor, (iii) secures obligations which are immaterial in amount in relation to the Purchased Receivables taken as a whole and the related Contracts and Financed Aircraft and (iv) does not involve any material danger of the sale, forfeiture or loss of any Purchased Receivable, the Collections with respect thereto and the related Contract (including any Applicable Lease), and Financed Aircraft or any other Material Adverse Effect.

                  "Person": an individual, partnership, limited liability
                   ------
         company, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                  "Plan": with respect to a Person, at a particular time, any
                   ----
         employee benefit plan which is covered by ERISA and in respect of which such Person or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to
         be) an "employer" as defined in Section 3(5) of ERISA.

                  "Principal Balance": at any date of determination, whether
                   -----------------
         before or after the occurrence and continuance of a Rating Event, the actual unpaid principal balance (or with respect to a Lease Receivable the aggregate amount of unpaid lease payments discounted at the lessor's implicit interest rate for the respective lease Contract) of a Receivable at such date of determination; provided that (i) the
                                                   --------
         Principal Balance of any Participated Receivable or Extended Term Receivable shall be a reference only to that portion of the actual unpaid principal balance of such Participated Receivable or Extended Term Receivable sold to the Purchasers hereunder at such date of determination and (ii) the Principal Balance of any Purchased Receivable on account of which a portion of the Discount Amount has been distributed pursuant to subsection 2.6A shall be a reference only to that portion of the actual unpaid principal balance of such Purchased Receivable held by the Purchasers hereunder and not constituting the Seller's Interest pursuant to subsection 2.6A at such date of determination.

                  "Principal Collections": with respect to each Purchased
                   ---------------------
         Receivable during any Settlement Period, Collections on account of such Purchased Receivable received during such Settlement Period minus the amount of Finance Charge Collections for such Purchased Receivable for such Settlement Period. Principal Collections shall include, without limitation, payments by the Seller in respect of repurchases of Purchased Receivables pursuant to subsections 2.7(b), 2.10, 2.10A, 2.11, 2.12, the first sentence of subsection 2.13 and subsection 7.1(b)(iv) and after the occurrence and continuance of a Rating Event, the portion of Net Recoveries allocated as Principal Collections pursuant to subsection 2.15(d).

                  "Pro Rata Credit":  as defined in subsection 2.1(d)(iii).
                   ---------------

                  "Pro Rata Debit":  as defined in subsection 2.1(d)(iii).
                   --------------

                  "Prohibited Jurisdiction": each jurisdiction listed on
                   -----------------------
         Schedule III and any jurisdiction notified from time to time to the Seller and the Servicer by the Managing Facility Agent, on behalf of the Purchasers, as a jurisdiction in which any Purchaser (an "Affected
                                                                       --------
         Purchaser") is prohibited, as a result of any conflict with a
         ---------
         Requirement of Law or with any policy of such Affected Purchaser, from making loans or other extensions of credit.

                  "Purchase Discount": during the continuance of a Discount
                   -----------------
         Event, with respect to all Receivables, 25%.

                  "Purchase Documents": the collective reference to this
                   ------------------
         Agreement, the Intercompany Purchase Agreement, each Assignment, each FAA Assignment, each Foreign Assignment, the Repurchase Agreement and the Guarantee.

                  "Purchase Price": (a) with respect to any Receivable to be
                   --------------
         purchased from the Seller or substituted by the Seller on any Settlement Date, an amount equal to the Principal Balance of such Receivable on the last day of the Settlement Period preceding such Settlement Date on which such Receivable is purchased or substituted, and

                  (b) with respect to a Substituted Lease Receivable substituted pursuant to subsection 2.13(e), the amount equal to the Principal Balance of such Receivable on the date on which such Substituted Lease Receivable is substituted;

         provided that, (x) if a Rating Event has occurred and is continuing as
         -------- ----
         of such Settlement Date, the Purchase Price for a Wholesale Receivable purchased or substituted shall be reduced by the amount of the security or other deposit made by the Obligor thereon and (y) if a Discount Event has occurred and is continuing as of such Settlement Date, the Purchase Price for each Receivable purchased shall be the Principal Balance thereof multiplied by a percentage equal to 100% less the Purchase Discount (and less amounts referred to in clause (x), if applicable).

                  "Purchase Report": each purchase report, substantially in the
                   ---------------
         form of Exhibit I, to be delivered by the Seller on each Settlement
         Date.

                  "Purchased Receivable": a Receivable (or a portion thereof in
                   --------------------
         the case of a Participated Receivable or an Extended Term Receivable) which is purchased or substituted pursuant to Section 2 (including, without limitation, subsection 2.3).

                  "Purchasers": as defined in the preamble of this Agreement.
                   ----------

                  "Purchasing Party": as defined in subsection 11.6(c).
                   ----------------

                  "Quarterly Receivable": any Receivable which is required to be
                   --------------------
         paid in quarterly installments.

                  "RAC": Raytheon Aircraft Company, a Kansas corporation and an
                   ---
         Affiliate of Raytheon Credit.

                  "RAC Repurchase Obligation": as defined in the Repurchase
                   -------------------------
         Agreement.

                  "RARC Repurchase Obligation": as defined in subsection
                   --------------------------
         2.10(b).

                  "RARC Repurchase Percentage": means 10%.
                   --------------------------

                  "Rating Event": any time when (a) Raytheon's Debt Rating is
                   ------------
         below BB+ or the equivalent thereof, or if for any reason Raytheon's long-term senior unsecured debt is not rated (whether by reason of suspension or withdrawal of a rating, or otherwise), (b) an Amortization Event described in subsection 8.1(o) shall have occurred and be continuing or (c) a Discount Event (which is not otherwise also a Rating Event) occurs and the Seller elects not to exercise its option to pay the Discount Amount pursuant to subsection 2.6A.

                  "Raytheon": Raytheon Company, a Delaware corporation and
                   --------
         indirect parent of the Seller, and its successors and assigns (as permitted by the Guarantee).

                  "Raytheon Credit": as defined in the preamble of this
                   ---------------
         Agreement.

                  "Raytheon Authorized Officers": the Chairman of the Board of
                   ----------------------------
         Directors, the President, the Executive Vice President-Chief Financial Officer and the Senior Vice President-Treasurer of Raytheon.

                  "Receivable": the right to receive all amounts (including fees
                   ----------
         and premiums if any) payable by the Obligor under a Contract including without limitation any amounts payable by the Obligor or an Unaffiliated Foreign Lessee upon the exercise of a purchase option or a prepayment option under any Contract, security deposits, engine reserve accounts and all other right, title and interest of the Seller under and with respect to a Contract, including, without limitation, all amounts from time to time payable and all rights to damages and to exercise remedies thereunder (including fees and premiums, if any), all collateral security therefor (including, without limitation, any Applicable Lease related thereto, and the related Financed Aircraft), guarantees thereof (whether by the Obligor, RAC or any of such Person's Affiliates or by any financial institution pursuant to a letter of credit issued in favor of the Seller or any of its Affiliates), rights to payment (whether by the Obligor thereon, any insurer or letter of credit issuer with respect thereto or any other Person) with respect thereto and all agreements or inducements made by or on behalf of RAC with respect to such related Contract or Financed Aircraft and all proceeds of the foregoing.

                  "Reference Banks": JPMorgan Chase Bank and Bank of America,
                   ---------------
         N.A.

                  "Refinanced Aircraft": except with respect to a new Aircraft
                   -------------------
         related to a Domestic Wholesale Receivable sold or substituted hereunder which has been sold to more than one Dealer, any Financed Aircraft (i) manufactured (including subassembly) by RAC, the related Obligor or Unaffiliated Foreign Lessee of which is not the initial purchaser or lessee thereof (including any Person who has assumed the obligations of an Obligor or Unaffiliated Foreign Lessee under a Contract in connection with the transfer of the related Aircraft, but excluding any Obligor or Unaffiliated Foreign Lessee who is a wholly-owned Affiliate of such initial purchaser) or (ii) manufactured by any other Person the acquisition of which has been financed or refinanced by Raytheon Credit.

                  "Register":  as defined in subsection 11.6(d).
                   --------

                  "Registerable Lease Receivable": any Lease Receivable the
                   -----------------------------
         related Financed Aircraft of which is determined to be property registerable in accordance with the Aviation Act in the Seller's name with the FAA Registry, such determination to be made by either (i) an opinion of counsel of the FAA or (ii) an opinion of Crowe & Dunlevy (or any other law firm acceptable to the Managing Facility Agent in its reasonable discretion) issued, in each case, as a result of a review of the related lease prior to filing thereof in accordance with this Agreement.

                  "Regulation U": Regulation U of the Board of Governors of the
                   ------------
         Federal Reserve System.

                  "Reimbursable Obligations":  as defined in subsection 2.14(c)
                   ------------------------
         (iii).

                  "Remarketed Aircraft": any Financed Aircraft which Raytheon
                   -------------------
         Credit or any of its Affiliates, at the request of the Obligor or Unaffiliated Foreign Lessee on the related Contract, has agreed to market and sell on behalf of such Person after such Person has notified the Seller or any of its Affiliates (in writing or otherwise) that it is or will be on the date its next scheduled payment is due unable to continue to meet its obligations under the related Contract. A Financed Aircraft shall be deemed to be a Remarketed Aircraft on the date Raytheon Credit or any of its Affiliates agrees to market such Financed Aircraft on such Person's behalf.

                  "Remittance Event": any time Raytheon's Debt Rating is below
                   ----------------
         BBB- or the equivalent thereof, or if for any reason Raytheon's long-term senior unsecured debt is not rated (whether by reason of suspension or withdrawal of a rating, or otherwise).

                  "Removed Receivable": as defined in subsection 2.13(a).
                   ------------------

                  "Replaced Lease Receivable": as defined in subsection 2.13(e).
                   -------------------------

                  "Reporting Date": with respect to a Settlement Period, the
                   --------------
         fifth Business Day following the last day of such Settlement Period, with the first such Reporting Date occurring hereunder on April 5, 2002.

                  "Repurchase Agreement": that certain Second Amended and
                   --------------------
         Restated Repurchase Agreement, substantially in the form of Exhibit G, dated as of the Amendment Effective Date, between RAC and the Managing Facility Agent on behalf of the Purchasers, as amended, supplemented or otherwise modified from time to time.

                  "Repurchase Price":
                   ----------------

                  (a) with respect to a repurchase of or substitution for any Ineligible Receivable, an amount equal to the Principal Balance of such Ineligible Receivable on the last day of the Settlement Period preceding the Settlement Date on which such repurchase or substitution is to be made (as shown from the Settlement Statement delivered for such Settlement Period) less, if such Ineligible Receivable was
                                 ----
         purchased after the occurrence of a Discount Event at a discount pursuant to subsection 2.6, an amount equal to such Principal Balance at such last day times the Purchase Discount in effect on the Settlement

         Date such Ineligible Receivable was purchased plus, after a Trigger Amortization Event, accrued interest;

                  (b) with respect to a repurchase of or substitution for any Purchased Receivable which becomes a Defaulted Receivable during the Revolving Period, an amount equal to the Principal Balance of such Defaulted Receivable on the last day of the Settlement Period preceding the Settlement Date on which such repurchase or substitution is to be made (as shown from the Settlement Statement delivered for such Settlement Period) less, if such Defaulted Receivable was purchased
                            ----
         after the occurrence of a Discount Event at a discount pursuant to subsection 2.6, an amount equal to such Principal Balance at such last day times the Purchase Discount in effect on the Settlement Date such Defaulted Receivable was purchased; and

                  (c) with respect to a repurchase of or substitution for any Purchased Receivable which becomes a Defaulted Receivable during the Amortization Period, an amount equal to the Principal Balance of such Defaulted Receivable on the last day of the Settlement Period preceding the Settlement Date on which such repurchase or substitution is to be made (as shown from the Settlement Statement delivered for such Settlement Period).

                  "Required Purchasers": at any time, Purchasers the Commitment
                   -------------------
         Percentages of which aggregate at least 67%; provided that the
                                                      --------
         Commitment Percentage of any Dissenting Purchaser shall not be included in determinations of Required Purchasers with respect to purchases or substitutions of Receivables or other matters not otherwise affecting Dissenting Purchasers; provided, further, that any action taken by the
                                --------  -------
         Managing Facility Agent and the Purchasers under subsection 8.2 (with the exception of subsection 8.2(b)) shall be deemed to affect a Dissenting Purchaser.

                  "Requirement of Law": as to any Person, any law, treaty, rule
                   ------------------
         or regulation or final determination (after exhaustion of all appeals) of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Resale": as defined in subsection 11.24.
                   ------

                  "Resale Purchase Price": as defined in subsection 11.24.
                   ---------------------

                  "Resold Receivable": as defined in subsection 11.24.
                   -----------------

                  "Responsible Officer": the president or chief credit officer
                   -------------------
         of the Seller.

                  "Revolving Period": the period from and including the
                   ----------------
         Amendment Effective Date to and including the earlier of (i) the Expiration Date and (ii) the date on which the Revolving Period is terminated pursuant to subsection 8.2(b) as a result of the occurrence of an Amortization Event.

                  "S&P": Standard & Poor's Ratings Services.
                   ---

                  "Secured Lease Receivables": the collective reference to (i)
                   -------------------------
         each Receivable which is a Lease Receivable purchased after the date hereof and in respect of which the filings referred to in subsection 5.2(e) have been made and (ii) each Existing Receivable which is a "Registerable Lease Receivable" under the Existing Agreement pursuant to which such Receivable was purchased by the Old Administrative Agent and with respect to which all filings required under subsection 6.1(n)(ii) have been made.

                  "Security Interest Leases": as defined in subsection 11.12.
                   ------------------------

                  "Seller": as defined in the preamble of this Agreement.
                   ------

                  "Seller's Interest": an amount equal to the subordinated
                   -----------------
         participating interest in the Purchased Receivables purchased by the Seller (i) pursuant to subsection 2.4(a) and subject to the terms of subsection 2.4(b), (ii) pursuant to subsection 2.5(a) and subject to the terms of subsection 2.5(b) and (iii) after the occurrence of a Discount Event, pursuant to subsection 2.6(b) and subject to the terms of subsection 2.6(c), and/or upon the occurrence of a Discount Event (which is not also a Rating Event) pursuant to subsection 2.6A and subject to the terms thereof.

                  "Semi-Annual Receivable": any Receivable which is required to
                   ----------------------
         be paid in semi-annual payments.

                  "Servicer": the Person appointed as servicer of the Purchased
                   --------
         Receivables pursuant to subsection 3.1.

                  "Servicer Letter of Credit": an irrevocable standby letter of
                   -------------------------
         credit issued in favor of the Managing Facility Agent and the Purchasers which:

                       (a) supports the obligations of the Servicer under this
                  Agreement;

                       (b) provides for drawings on sight or upon presentation
                  of certificates specified therein;

                       (c) is issued by a commercial bank, the short term
                  unsecured indebtedness of which, at the date the Servicer Letter of Credit is issued and at all times thereafter, is rated at least A-1 and P-1 by S&P and Moody's, respectively;

                       (d) at any date of determination, has an expiration date
                  which is not earlier than the second succeeding Settlement Date after such date of determination;

                       (e) at any date of determination, has an available amount
                  equal to the aggregate amount of Principal Collections and Finance Charge Collections for the three Settlement Periods preceding such date of determination; and

                       (f) is otherwise in form and substance satisfactory to
                  the Managing Facility Agent and the Majority Purchasers.

                  "Servicing Fee": the fee which the Servicer is entitled to
                   -------------
         receive pursuant to subsection 3.4.

                  "Settlement Date": (i) with respect to a Settlement Period,
                   ---------------
         the tenth Working Day following the last day of such Settlement Period, with the first such Settlement Date under this Agreement occurring on March 8, 2002 and (ii) each Special Settlement Date.

                  "Settlement Period": each fiscal monthly period of the Seller
                   -----------------
         during each of its fiscal years during the term of this Agreement.

                  "Settlement Statement": a Settlement Statement delivered by
                   --------------------
         the Seller pursuant to this Agreement, substantially in the form of Exhibit C for delivery during the Revolving Period and with appropriate modifications thereto for delivery during the Amortization Period, in each case with appropriate insertions.

                  "75% Repurchase Receivables": at any date of determination,
                   --------------------------
         the collective reference to the following types of Receivables:

                       (a) Commuter Receivables the Obligor under which is
                  located (within the meaning of Section 9-307 of the New York
                  UCC) in the United States;

                       (b) Certified Foreign Receivables (including Affiliate
                  Receivables which are Certified Foreign Receivables); and

                       (c) the Travel Air Receivables.

                  "Solvent": as to any Person at any time, that (a) the fair
                   -------
         value of the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code (11 USC ss. 101(31)); (b) the present fair saleable value of the property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in a business or a transaction, for which such Person's property would constitute unreasonably small capital.

                  "SPC": each Purchaser which is a special purpose corporation
                   ---
         identified as such on the signature pages hereto next to the caption "SPC" and each special purpose corporation identified as such in a Commitment Transfer Supplement or a Transfer Notice.

                  "SPC Bank": each Purchaser which is identified as such on the
                   --------
         signature pages hereto next to the caption "SPC Bank" and immediately below the signature of its SPC.

                  "Special Settlement Date": each of March 29, 2002, June 28,
                   -----------------------
         2002, September 27, 2002 and December 31, 2002.

                  "Special Settlement Date Accrual Period": with respect to any
                   --------------------------------------
         Special Settlement Date, the period beginning on the third Working Day after such Special Settlement Date and ending on the next Settlement Date; provided that, if the notice provided for in Section 2.3 is
               -------- ----
         delivered to the Managing Facility Agent at least three Working Days before any Special Settlement Date, the Special Settlement Date Accrual Period with respect to such Special Settlement Date shall begin on such Special Settlement Date.

                  "Specified Amortization Event": (i) an Amortization Event of
                   ----------------------------
         the type described in subsection 8.1(a), (b), (e), (f), (j) (unless applicable to the Servicer which is neither Raytheon Credit nor an Affiliate of Raytheon Credit), (m), (n) or (o), or (ii) an Amortization Event of the type described in subsection 8.1(d) if such Amortization Event could reasonably be expected to have a Material Adverse Effect.

                  "Specified Resales":  as defined in subsection 11.24(a).
                   -----------------

                  "Stipulated Aircraft Value":  the Stipulated Aircraft Value as
                   -------------------------
         set forth in any lease Contract with respect to the related Financed Aircraft.

                  "Subsidiary": as to any Person, a corporation, partnership or
                   ----------
         other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

                  "Substituted Receivable": as defined in subsection 2.13(a).
                   ----------------------

                  "Substituted Lease Receivable": as defined in subsection
                   ----------------------------
         2.13(e).

                  "Syndication Materials": the collective reference to (i) the
                   ---------------------
         document dated February 2002 furnished on behalf of the Seller to the Purchasers with respect to the transactions contemplated by the Purchase Documents and (ii) those materials relating to the Receivables and related Contracts and Financed Aircraft and the business and operations of the Seller, RAC, Raytheon Credit and Raytheon.

                  "Taxes": means any and all present or future taxes, levies,
                   -----
         imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

                  "Third Party Buyer": as defined in subsection 11.24.
                   -----------------

                  "Transferee": as defined in subsection 11.6(f).
                   ----------

                  "Transfer Notice": as defined in subsection 11.6(c).
                   ---------------

                  "Transferred Property": as defined in subsection 11.13(a)(i).
                   --------------------

                  "Travel Air": Raytheon Travel Air Company, a Kansas
                   ----------
         corporation.
                  "Travel Air Aircraft": Aircraft the undivided interests in
                   -------------------
         which are sold to Obligors pursuant to Travel Air Contracts.

                  "Travel Air Contracts": those purchase, management and other
                   --------------------
         agreements, substantially in the form of Exhibit I hereto, pursuant to which Travel Air has sold to an Obligor an undivided interest in an aircraft and agreed to the management (including interchange arrangements) with respect thereto.

                  "Travel Air Receivables": the collective reference to each
                   ----------------------
         Receivable secured by the applicable Obligor's rights and interests in and to the Travel Air Aircraft and the Travel Air Contracts.

                  "Trigger Amortization Event": any Amortization Event which
                   --------------------------
         occurs during, or which pursuant to subsection 8.2(b) results in the commencement of, the Amortization Period.

                  "25% Repurchase Receivables": at any date of determination,
                   --------------------------
         the collective reference to the following types of Receivables:

                       (a) Receivables arising from the financing of General
                  Aviation Aircraft, the Obligor under which is located (within the meaning of Section 9-307 of the New York UCC) in the United States;

                       (b) ExIm Bank Receivables; and

                       (c) L/C Receivables with a letter of credit issued by an
                  Acceptable L/C Issuer and held by the Bailee under the Bailment Agreement.

                  "UCC": with respect to a specified jurisdiction, the Uniform
                   ---
         Commercial Code as from time to time in effect in such jurisdiction.

                  "Unadjusted Outstanding Balance": with respect to any
                   ------------------------------
         Receivable at any date of determination, the Purchase Price of such Receivable (without giving effect to any reduction of the Principal Balance, and thus the Purchase Price, on account of the payment of any Discount Amount with regard to such Receivable), plus any Purchase Discount attributable to such Receivable if purchased or substituted when a Discount Event shall exist, less all Principal Collections applied to such Receivable on and prior to such date of determination.

                  "Unaffiliated Foreign Lessee": with respect to any Affiliated
                   ---------------------------
         Receivable, the lessee under the related Applicable Lease.

                  "Uncertified Foreign Receivables": Foreign Receivables and
                   -------------------------------
         Affiliate Receivables which are not Certified Foreign Receivables.

                  "Unsecured Foreign Receivable": a Receivable arising from the
                   ----------------------------
         purchase of an Aircraft by an Obligor not located (within the meaning of Section 9-307 of the New York UCC) within the United States, the Principal Balance of which is less than $500,000 at the time of purchase or substitution hereunder.

                  "Uncertified Lease Receivables": A Foreign Receivable which is
                   -----------------------------
         a Lease Receivable with a Foreign Obligor for which a Lien on the Financed Aircraft has not been granted by the Seller to the Administrative Agent under Sections 2.27(a)(iii)(A) and
         2.27(a)(iii)(B).

                  "Unsecured Receivables": the collective reference to each
                   ---------------------
         Receivable which is (i) an Unsecured Foreign Receivable, (ii) an Existing Certified Receivable with respect to which the requirements of subsection 6.1(n)(i) have not been satisfied, (iii) an Existing Receivable which is an "Uncertified Foreign Receivable" under and as defined in the Existing Agreement pursuant to which such Receivable was purchased, (iv) an Existing Receivable which is a "Registerable Lease Receivable" under the Existing Agreement pursuant to which such Receivable was purchased and with respect to which the requirements of subsection 6.1(n)(ii) have not been satisfied and (v) an Uncertified Lease Receivable.

                  "Wholesale Receivable": a Domestic Wholesale Receivable or a
                   --------------------
         Foreign Wholesale Receivable.

                  "Working Day": any Business Day on which dealings in foreign
                   -----------
         currencies and exchange between banks may be carried on in London, England.

                  1.2 Other Definitional Provisions. (a) Unless otherwise
                      -----------------------------
specified therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto.

                  (b) As used herein and in any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Seller and its Subsidiaries not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

                  (c) When used in this Agreement, "purchase" and its correlative meanings shall refer to purchases of Eligible Receivables by the Purchasers pursuant to and subject to the terms and conditions of, this Agreement.

                  (d) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (e) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS

                  2.1 Agreement to Purchase and Sell; Special Purpose
                      -----------------------------------------------
Purchasers; Initial Utilization and Pro Ration. (a) Subject to the terms and
----------------------------------------------
conditions hereof, the Seller agrees to sell to each Purchaser, and each Purchaser severally agrees to purchase from the Seller from time to time during the Revolving Period, undivided interests in Receivables with an Outstanding Purchase Price at any one time as to such Purchaser not to exceed the amount of such Purchaser's Commitment. The Outstanding Purchase Price of all Purchased Receivables (exclusive of the interests of Dissenting Purchasers) at any one time shall not exceed the aggregate Commitments then in effect. Each purchase and sale of Receivables shall, subject to the terms and conditions hereof, take place on the Closing Date or on any Settlement Date during the Revolving Period. Each Purchaser's Available Commitment Percentage of the Purchase Price for the Receivables being purchased on the Closing Date or such Settlement Date shall not exceed such Purchaser's Available Commitment at such date (calculated before giving effect to any such purchase). Upon the expiration of the Revolving Period, the Commitments will be canceled, the Purchasers will have no further commitment to purchase Receivables hereunder and Collections on the Purchased Receivables will continue to be applied in respect of the Outstanding Purchase Price in accordance with the terms of this Agreement.

                  (b) In consideration of the agreements set forth herein, upon each purchase of Receivables hereunder, the Seller will sell, assign and transfer to the Purchasers all of its right, title and interest in and to the Receivables, the related Contracts (including any Applicable Leases) and Financed Aircraft.

                  (c) Except for Three Rivers Funding Corporation, nothing contained herein shall constitute a commitment by an SPC to make purchases. For any Purchaser which is an SPC Bank, any purchase to be made by such Purchaser may from time to time be made by the related SPC in its sole discretion and nothing herein contained shall constitute a commitment to make purchases by such SPC; provided that if any SPC elects not to make a purchase, its SPC Bank agrees
     --------
it will make such purchase pursuant to the terms hereof. Any purchase by an SPC shall constitute a utilization of the Commitment of the SPC Bank.

                  (d) It is expressly agreed that on the Closing Date, immediately following the purchases and sales provided for above in subsection 2.1(d) of the 1997 Agreement, each Existing Agreement was deemed amended and restated by the 1997 Agreement.

                  2.2 Procedures for Making Purchases. The Seller shall give the
                      -------------------------------
Managing Facility Agent irrevocable notice, which notice must be received by the Managing Facility Agent prior to 10:00 a.m., New York City time, on the Reporting Date prior to the Settlement Date (other than a Special Settlement
Date) on which the Seller wishes to sell Eligible Receivables hereunder (or, in the case of the initial purchase, three Working Days prior to the Closing Date). Each such notice of a proposed purchase shall specify the date of purchase (which shall be the Closing Date or the Settlement Date next succeeding such Reporting Date), the aggregate Outstanding Purchase Price of the Purchased Receivables prior to such proposed purchase (after giving effect to the application of Collections on the related Settlement Date), the Principal Balance and the Purchase Price for each Receivable which the Seller proposes to sell on the Closing Date or such Settlement Date and any other information which the Managing Facility

Agent, in its reasonable discretion, may require prior to the Closing Date or such Settlement Date. Upon receipt of any such notice from the Seller, the Managing Facility Agent shall promptly notify each Purchaser thereof. Prior to 11:00 a.m., New York City time, on each such Settlement Date on which a purchase has been requested to be made, each Purchaser shall make available to the Managing Facility Agent, in immediately available funds at the Managing Facility Agent's office specified in subsection 11.2, the amount of such Purchaser's pro
                                                                            ---
rata share of such aggregate Purchase Price for all Receivables being purchased
----
on such Settlement Date. Subject to the terms and conditions hereof, the proceeds of such purchase will then be made available (or deemed made available if subsection 2.15 is applicable) to the Seller by the Managing Facility Agent crediting the account of the Seller on the books of such office with the aggregate of the amounts made available to the Managing Facility Agent by the Purchasers and in like funds as received by the Managing Facility Agent.

                  2.3 Special Settlement Dates. On each Special Settlement Date,
                      ------------------------
the Seller will be permitted to sell Eligible Receivables to the Purchasers. In connection with any purchase of Eligible Receivables on any Special Settlement Date, the Seller shall give the Managing Facility Agent irrevocable notice, which notice must be received by the Managing Facility Agent prior to 10:00 a.m., New York City time on the day which is one Business Day prior to such Special Settlement Date. Each such notice, which shall be in the form of Exhibit H, shall specify (i) the aggregate Outstanding Purchase Price of the Purchased Receivables prior to such proposed purchase, (ii) the Principal Balance and the Purchase Price for each Receivable which the Seller proposes to sell on such Special Settlement Date and (iii) the amount of 90% Repurchase Receivables, 75% Repurchase Receivables and 25% Repurchase Receivables, respectively, included in the Receivables which the Seller proposes to sell on such Special Settlement Date. Upon receipt of any notice from the Seller, the Managing Facility Agent shall promptly notify each Purchaser thereof. Prior to 11:00 a.m., New York City time, on such Special Settlement Date, each Purchaser shall make available to the Managing Facility Agent, in immediately available funds at the Managing Facility Agent's office specified in Section 11.2, the amount of such Purchaser's pro rata share of the aggregate Purchase Price for all Receivables
            --- ----
being purchased on such Special Settlement Date. Subject to the terms and conditions hereof, the proceeds of such purchase will then be made available to the Seller by the Managing Facility Agent crediting the account of the Seller on the books of such office with the aggregate of the amounts made available to the Managing Facility Agent by the Purchasers and in like funds as received by Managing Facility Agent.

                  2.4 Participated Receivables. (a) In the event that on any
                      ------------------------
Settlement Date the aggregate Available Commitments are less than the aggregate Purchase Price of Eligible Receivables the Seller proposes to sell on such Settlement Date, and so long as no Rating Event has occurred and is continuing, the Purchasers agree, subject to the terms and conditions in this Agreement, to purchase an interest in each such Receivable, the Purchase Price of which would otherwise exceed the amount of the Available Commitments, up to the aggregate Available Commitments then in effect. The Purchase Price for each such Receivable shall be deemed to be the Principal Balance able to be purchased under the Available Commitments; provided that the Available Commitments shall
                                 --------
first be applied to purchase Receivables other than Participated Receivables to the fullest extent available and next to purchase Participated Receivables. The portion of each such Receivable not available to be purchased by the Purchasers shall be an interest of the Seller in such Receivable and shall represent the Seller's Interest in such Participated Receivable. The Seller's Interest in each Participated Receivable shall be subordinated and junior to the rights of the Purchasers in accordance with the terms and conditions of subsection 2.4(b). The portion of any Participated Receivable representing the Seller's Interest therein shall be, subject to the terms and conditions of this Agreement, available as a Receivable for purchase by the Purchasers on subsequent Settlement Dates.

                  (b) The Seller's Interest in and to each Participated Receivable shall be subordinate and junior in right of payment and all other rights to the rights of the Purchasers with respect to such Participated Receivable, including, but not limited to, the rights of the Purchasers to receive all Principal Collections and Finance Charge Collections on such Participated Receivable. Such subordination shall be in effect until the Principal Balance purchased by the Purchasers of the Participated Receivable, after application of Principal Collections received on account of such Participated Receivable, has been reduced to zero and, accordingly, the Seller shall not (except as provided in subsection 2.16(b)) be entitled to receive any amounts with respect to a Participated Receivable on account of the Seller's Interest therein until such time. If the Seller receives any payment on account of the Seller's Interest in any Participated Receivable prior to the time at which it is entitled to retain such payment pursuant to this subsection 2.4(b), the Seller shall hold such payment in trust for the Managing Facility Agent and the Purchasers and shall immediately deposit such payment into the Concentration Account.

                  2.5 Extended Term Receivables. (a) The Purchasers agree,
                      -------------------------
subject to the terms and conditions of this Agreement, on the Closing Date and any Settlement Date to purchase Extended Term Receivables, up to each Purchaser's Available Commitment, for a Purchase Price equal to (a) the actual unpaid Principal Balance of such Receivable on the last day of the Settlement Period preceding the date of purchase less (b) the aggregate amount of principal payments scheduled to be made thereon after the Cash Flow Cutoff Date for such Extended Term Receivable. The portion of each such Receivable not available to be purchased by the Purchasers shall be an interest of the Seller in such Receivable and shall represent the Seller's Interest in such Extended Term Receivable. The Seller's Interest in each Extended Term Receivable shall be subordinated and junior to the rights of the Purchasers in accordance with the terms and conditions of subsection 2.5(b). The portion of the actual unpaid principal balance of any Extended Term Receivable representing the Seller's Interest therein shall be, subject to the terms and conditions hereof (including, without limitation, that principal payments scheduled to be made after the applicable Cash Flow Cutoff Date at any date of determination are not available for purchase under this Agreement), available for purchase by the Purchasers on subsequent Settlement Dates.

                  (b) The Seller's Interest in and to each Extended Term Receivable shall be subordinate and junior in right of payment and all other rights to the rights of the Purchasers with respect to such Extended Term Receivable, including, but not limited to, the rights of the Purchasers to receive all Principal Collections and Finance Charge Collections on such Extended Term Receivable. Such subordination shall be in effect until the Principal Balance purchased by the Purchasers of the Extended Term Receivable, after application of Principal Collections received on account of such Extended Term Receivable, has been reduced to zero and, accordingly, the Seller shall not be entitled to receive any amounts with respect to a Extended Term Receivable on account of the Seller's Interest therein until such time. If the Seller receives any payment on account of the Seller's Interest in any Extended Term Receivable prior to the time at which it is entitled to retain such payment pursuant to this subsection 2.5(b), the Seller shall hold such payment in trust for the Managing Facility Agent and the Purchasers and shall immediately deposit such payment into the Concentration Account.

                  2.6 Certain Actions Following a Rating Event and a Discount
                      -------------------------------------------------------
Event. (a) If a Rating Event shall occur, then no later than the 20th Business
-----
Day following such occurrence (provided such Rating Event shall then be continuing) the Seller shall deposit cash into the Cash Collateral Account in an amount equal to the RARC Repurchase Obligation (as of the Settlement Date preceding such date of deposit). As long as any Rating Event continues, (i) the Seller shall deposit cash into the Cash Collateral Account in an amount equal to any incremental increase in the RARC Repurchase Obligation resulting from purchases of Receivables after the occurrence of such Rating Event immediately after such incremental increase and (ii) any amounts deposited in the Cash Collateral Account shall be applied from time to time in accordance with subsection 2.14(c). If such Rating Event shall cease to continue, the Managing Facility Agent shall, upon written request of the Seller, withdraw amounts so deposited in the Cash Collateral Account and deliver such amounts to the Seller (or upon its order).

                  (b) On each Settlement Date after the occurrence and during the continuance of a Discount Event, each purchase of Eligible Receivables in accordance with the terms and conditions specified in this Agreement shall be at a discount as specified in the proviso contained in the definition of "Purchase
                               -------
Price" and the portion of such Receivable's Principal Balance equal to the sum of the reductions and discounts required pursuant to such proviso clause shall
                                                          -------
be an interest of the Seller in such Receivable and shall constitute the Seller's Interest; as necessary to evidence such interest, Assignments in substantially the form attached hereto and reflecting applicable changes shall be executed and delivered. The Seller's Interest in each Purchased Receivable created pursuant to this clause (b) shall be subordinated and junior to the rights of the Purchasers in accordance with the terms and conditions of subsection 2.6(c). If a Discount Event is no longer continuing, the portion of any Receivable representing the Seller's Interest created therein pursuant to this clause (b) shall, subject to the terms and conditions of this Agreement, be deemed to be available as a Receivable for purchase by the Purchasers on subsequent Settlement Dates.

                  (c) The Seller's Interest in and to each Purchased Receivable a portion of which is an interest of the Seller pursuant to subsection 2.6(b) shall be subordinate and junior in right of payment and all other rights to the rights of the Purchasers with respect to the Purchased Receivables, including, but not limited to, the rights of the Purchasers to receive all Principal Collections and Finance Charge Collections on the Purchased Receivables until the Outstanding Purchase Price has been reduced to zero and all other amounts owing to the Managing Facility Agent or any Purchaser under any Purchase Document have been paid in full and, accordingly, the Seller shall not (except as provided in subsection 2.16(b)) be entitled to receive any amounts on account of the Seller's Interest in such Purchased Receivables until the Outstanding Purchase Price has been reduced to zero and all other amounts owing to the Managing Facility Agent or any Purchaser under any Purchase Document have been paid in full, provided that during the Revolving Period, the Seller shall have a
              --------
right to receive Principal Collections in respect of such Seller's Interest in accordance with subsection 2.16(a).

                  (d) If a Rating Event shall occur and be continuing, Lease Receivables, 90% Repurchase Receivables, Unsecured Foreign Receivables, Nonstandard Receivables, ExIm Bank Receivables, Affiliate Receivables and Receivables (other than Wholesale Receivables) the payments of which are not required to be made at least monthly and Receivables the Obligor of which is a Governmental Authority (other than a United States Federal Governmental Authority) will not be eligible for purchase or substitution hereunder (including Lease Receivables under subsection 2.13(e)).

                  (e) If a Rating Event shall occur and be continuing and the Servicer makes a drawing under any letter of credit related to a L/C Receivable pursuant to subsection 3.2(a), the Servicer shall deposit the amount of such drawing in the Collection Account on the date deposits are required to be made hereunder pursuant to subsection 2.14(a).

                  (f) [Intentionally Omitted.]

                  (g) If a Rating Event shall occur or be continuing, the other provisions of this Agreement regarding such event including, without limitation, those specified in clause (k) of the definition of "Eligible Applicable Lease", clauses (c), (x), (y), (aa), (dd) and (ee) of the definition of "Eligible Receivable", the definition of "Purchase Price", and subsections 2.4, 2.5, 2.10, 2.11, 2.14, 2.15, 2.16, 11.1 and 11.7 hereof, shall apply.

                  2.6A. Certain Actions Following a Discount Event. (a) Upon the
                        ------------------------------------------
first occurrence of a Discount Event (which is not also a Rating Event), the Seller shall have the option to either (i) deem such Discount Event to be also a Rating Event or (ii) determine and pay the Discount Amount in accordance with paragraph (b) below.

                  (b) If, upon the first occurrence of a Discount Event (which is not also a Rating Event), the Seller elects to exercise its option in clause
(ii) above to determine and pay the Discount Amount, then not later than the 5th Business Day following such occurrence, the Seller shall pay or shall cause to be paid to the Managing Facility Agent, for the ratable benefit of the Purchasers in immediately available funds, the Discount Amount, determined as of the date of such Discount Event. Upon such payment, the Managing Facility Agent shall distribute the Discount Amount pro rata to the Purchasers in accordance with each Purchaser's Outstanding Purchase Price, and, without duplication, the then Outstanding Purchase Price shall be reduced by an amount equal to such distribution and the Outstanding Balance and the Principal Balance of each Purchased Receivable then existing shall be reduced by its pro rata share of such distribution. The interest in the Purchased Receivables allocable to the Discount Amount shall be an interest of the Seller in such Receivables and shall constitute the Seller's Interest; as necessary to evidence such interest, Assignments in substantially the form attached hereto and reflecting applicable changes shall be executed and delivered by the Administrative Agent on behalf of the Purchasers in favor of the Seller and each of the Purchasers hereby authorizes the Administrative Agent to execute and deliver on behalf of such Purchaser any such Assignments. The Seller's Interest in and to each Purchased Receivable created pursuant to this subsection 2.6A(b) shall be subordinate and junior in right of payment and all other rights to the rights of the Purchasers with respect to the Purchased Receivables, including, but not limited to, the rights of the Purchasers to receive all Principal Collections and Finance Charge Collections on the Purchased Receivables until the Outstanding Purchase Price has been reduced to zero and all other amounts owing to the Managing Facility Agent or any Purchaser under any Purchase Document have been paid in full and, accordingly, the Seller shall not be entitled to receive any amounts on account of the Seller's Interest in such Purchased Receivables until the Outstanding Purchase Price has been reduced to zero and all other amounts owing to the Managing Facility Agent or any Purchaser under any Purchase Document have been paid in full, provided that during the Revolving Period, the Seller shall have a right to receive Principal Collections in respect of such Seller's Interest in accordance with subsection 2.16(a). If such Discount Event is no longer continuing, the portion of any Receivable representing the Seller's Interest created therein pursuant to this subsection 2.6A(b) shall, subject to the terms and conditions of this Agreement, be deemed to be available as a Receivable for purchase by the Purchasers on subsequent Settlement Dates.

                  2.7 Concentration Limits. (a) The Seller shall not sell or
                      --------------------
substitute Eligible Receivables on any Settlement Date if, and to the extent that, after giving effect to such sales and substitutions on such date (unless the Managing Facility Agent and all of the Purchasers otherwise agree with respect to clauses (i) and (ii) below and unless the Managing Facility Agent and the Required Purchasers otherwise agree with respect to clauses (iii) through
(xvi) below):

                       (i) the aggregate outstanding Principal Balances of all Purchased Receivables in respect of a single Obligor and all of its Affiliates or a single Unaffiliated Foreign Lessee and all of its Affiliates would exceed an amount equal to 10% of the Outstanding Purchase Price on such Settlement Date, provided, that (x) if no Amortization Event has occurred and
                  --------
                  is continuing, the Servicer may request that the 10% concentration limit with respect to any Obligor be waived and such waiver may be granted with the unanimous written consent of the Purchasers; and (y) the 10% concentration limit is hereby waived with respect to Mesa, and a 13% concentration limit shall be applicable to Mesa;

                       (ii) the aggregate outstanding Principal Balances of Purchased Receivables of the five Obligors and all of their Affiliates with the largest aggregate outstanding Principal Balances would exceed an amount equal to 35% of the Outstanding Purchase Price on such Settlement Date. For purposes of this subsection 2.7(a)(ii), the Obligor under an Affiliate Receivable shall be deemed to be the Unaffiliated Foreign Lessee thereunder;

                       (iii) the aggregate outstanding Principal Balances of Purchased Receivables created in connection with the financing or refinancing of Refinanced Aircraft would constitute more than 50% of the Outstanding Purchase Price paid for all Receivables (other than Wholesale Receivables) on such Settlement Date;

                       (iv) the aggregate outstanding Principal Balances of all Nonstandard Receivables would exceed an amount equal to 35% of the Outstanding Purchase Price on such Settlement Date;

                       (v) the aggregate outstanding Principal Balances of all Secured Lease Receivables would exceed an amount equal to 45% of the Outstanding Purchase Price on such Settlement Date;

                       (vi) the aggregate outstanding Principal Balances of all Uncertified Foreign Receivables (other than L/C Receivables and Foreign Wholesale Receivables) would exceed an amount equal to 40% of the Outstanding Purchase Price on such Settlement Date;

                       (vii) the aggregate outstanding Principal Balances of all Purchased Receivables which are not required to be paid in consecutive monthly installments (including, without limitation, Quarterly Receivables and Semi-Annual Receivables but excluding those Receivables referred to in clause
                  (g)(ii)(B) of the definition of "Eligible Receivables") would exceed 20% of the Outstanding Purchase Price on such Settlement Date;

                       (viii) the aggregate outstanding Principal Balances of all Purchased Receivables with respect to which the FAA Assignment for the Financed Aircraft related thereto (if required by subsection 5.2(e) hereof) is without a conveyance number from the FAA on such Settlement Date would exceed 20% of the Outstanding Purchase Price on such Settlement Date; provided that if Raytheon's Debt Rating is below BBB- or the
                  --------
                  equivalent thereof, the concentration limit shall be 0%;

                       (ix) with respect to each foreign jurisdiction (other than Brazil, Turkey and Venezuela) whose long-term foreign currency debt rating is rated below BBB- or the equivalent thereof, the aggregate outstanding Principal Balances of all Purchased Receivables which are Foreign Receivables having a Foreign Obligor located in such jurisdiction would exceed an amount equal to 5% or, in the case of each of Brazil, Turkey and Venezuela, 10% of the Outstanding Purchase Price on such Settlement Date. For purposes of this clause (ix), the Obligor under an Affiliate Receivable shall be deemed to be the Unaffiliated Foreign Lessee thereunder;

                       (x) the aggregate outstanding Principal Balances of all Unsecured Receivables on any Settlement Date would exceed an amount equal to 30% of the Outstanding Purchase Price on such Settlement Date;

                       (xi) the aggregate outstanding Principal Balances of all Wholesale Receivables would exceed an amount equal to 20% of the Outstanding Purchase Price on such Settlement Date;

                       (xii) the aggregate outstanding Principal Balances of all Unsecured Foreign Receivables the Obligor of which is a Governmental Authority would exceed an amount equal to 2% of the Outstanding Purchase Price on such Settlement Date;

                       (xiii) the aggregate outstanding Principal Balances of all Extended Term Receivables would exceed an amount equal to 50% of the Outstanding Purchase Price on such Settlement Date;

                       (xiv) the aggregate outstanding Principal Balances of all Purchased Receivables with respect to Aircraft manufactured by any Person other than RAC would exceed an amount equal to 5% of the Outstanding Purchase Price on such Settlement Date;

                       (xv)    [Intentionally omitted];

                       (xvi)   [Intentionally omitted];

                       (xvii) the aggregate outstanding Principal Balances of all Travel Air Receivables on any Settlement Date would exceed an amount equal to 15% of the Outstanding Purchase Price on such Settlement Date; or

                       (xviii) the aggregate outstanding Principal Balances of
                  Receivables referred to in clause (g)(ii)(B) of the definition of "Eligible Receivable" that are not Wholesale Receivables would exceed $75,000,000 on such Settlement Date.

                  (b) If any such sale or substitution on any Settlement Date shall cause a breach of any of the limitations specified in subsections 2.7(a)(i) through 2.7(a)(xvii), the Seller shall, subject to subsection 2.13, repurchase from the Purchasers, on the Settlement Date immediately following the date the Managing Facility Agent notifies the Seller of such breach, the fewest number of Receivables necessary such that after such repurchase such breach shall have been remedied (each Receivable required to be so repurchased, a "Concentration Receivable"). The Seller shall effect such repurchase by
 ------------------------
depositing into the Concentration Account on such Settlement Date cash in an amount equal to the aggregate Outstanding Balances of the Concentration Receivables plus, if a Trigger Amortization Event has occurred and is continuing, accrued and unpaid interest thereon at the rate under the related Contract except to the extent (without duplication) of any payment made pursuant to subsection 2.18 for the Settlement Period during which such interest accrued and was not paid by the related Obligor. The amount of any such deposit shall be applied and distributed in accordance with subsections 2.15 and 2.16.

                  2.8 Term of Revolving Period. (a) So long as no Amortization
                      ------------------------
Event has occurred and is continuing, no more than 60 and no less than 45 days prior to the applicable Expiration Date, the Seller may request, through the Managing Facility Agent, that each Purchaser extend the Revolving Period, which decision will be made by each Purchaser in its sole discretion. Such request by the Seller shall be accompanied by an amortization schedule of Purchased Receivables in form and substance satisfactory to the Managing Facility Agent and the Purchasers. Upon receipt of any such request, the Managing Facility Agent shall promptly notify each Purchaser thereof. At least 30 but not more than 45 days prior to the applicable Expiration Date, each Purchaser shall notify the Managing Facility Agent of such Purchaser's willingness to extend the Revolving Period, and the Managing Facility Agent shall notify the Seller of such willingness by the Purchasers on such 30th day. The approval of the Managing Facility Agent and at least the Majority Purchasers (calculated as to Purchasers which are not Dissenting Purchasers prior to the applicable Expiration Date) shall be required to extend such Expiration Date.

                  (b) (i) Any Purchaser not wishing to extend the Revolving Period (a "Dissenting Purchaser") may in its sole discretion elect to terminate
           --------------------
its Commitment on the Expiration Date in effect prior to any such extension of the Revolving Period. The Dissenting Purchaser shall give the Managing Facility Agent notice of such election at least 30 days prior to the applicable Expiration Date, provided that failure to expressly notify the Managing Facility
                 --------
Agent of a willingness to extend the Expiration Date in accordance with subsection 2.8(a) shall be deemed an election by such Purchaser to terminate its Commitment on the Expiration Date. Upon receipt of any notice the Managing Facility Agent shall promptly notify each other Purchaser and the Seller thereof. The Seller, by notice to the Managing Facility Agent, may (but shall not be required to) request one or more other Purchasers, or seek another financial institution acceptable to the Managing Facility Agent and the Seller, in their reasonable discretion, to acquire the Commitment of the Dissenting Purchaser and all amounts payable to it hereunder in accordance with subsection 11.6(c). Unless otherwise specified in connection with a transfer made pursuant to subsection 11.6(c), a Purchaser shall become a Dissenting Purchaser pursuant to this subsection 2.8(b) on the first day following the Expiration Date on which its Commitment is terminated.

                  (ii) If any Dissenting Purchaser's Commitment is not acquired pursuant to subsection 11.6(c), such Dissenting Purchaser shall, on each Settlement Date after the Expiration Date on which its Commitment terminates,
(A) be paid such Dissenting Purchaser's pro rata share of Principal Collections
                                        --- ----
received after such Expiration Date solely (except as provided in subsection 2.13(c)) on account of Eligible Receivables purchased or substituted on or before such Expiration Date (based on such Dissenting Purchaser's Commitment Percentage at the time its Commitment terminated) (as to such Dissenting Purchaser, its "Frozen Pool"), (B) not purchase any additional Receivables after
                -----------
such Expiration Date and (C) be paid interest in accordance with subsection 2.17 in respect of its Outstanding Purchase Price.

                  (iii) So long as the Revolving Period has not expired or terminated, if on any Settlement Date after a Purchaser becomes a Dissenting Purchaser its Outstanding Purchase Price is less than 10% (after giving effect to the application of Collections on such Settlement Date) of such Dissenting Purchaser's maximum Outstanding Purchase Price at any time prior to the date such Purchaser became a Dissenting Purchaser, then the Seller may give the Managing Facility Agent irrevocable notice, which must be received by the Managing Facility Agent by 10:00 a.m., New York City time, on the Reporting Date prior to the next succeeding Settlement Date, (A) requesting that each other Purchaser purchase a pro rata share (based on such other Purchaser's Available
                     --- ----
Commitment Percentage as in effect on such next succeeding Settlement Date) of such Dissenting Purchaser's Outstanding Purchase Price (the "Buyout Amount")
                                                             -------------
subject to the approval of the Managing Facility Agent and the Majority Purchasers or (B) stating that the Seller or an Affiliate of the Seller will repurchase all the Dissenting Purchaser's interests in and to the Receivables in the Frozen Pool by payment of the Buyout Amount on such next succeeding Settlement Date; provided that no such purchase by the Purchasers shall be made
                 --------
if the Buyout Amount to be paid by such Purchasers exceeds the aggregate Available Commitments in effect on such next succeeding Settlement Date (after giving effect to purchases from the Seller on such date). Any such purchase of the Buyout Amount by the Purchasers shall be subject to, and shall be made upon satisfaction of, the conditions set forth in subsection 5.2 and, in connection therewith, the Seller shall be deemed to have made the representations and warranties set forth in subsection 4.2 with respect to the Receivables constituting the Frozen Pool as if such Receivables were being sold to the Purchasers on such Settlement Date. Payment for the purchase by the Purchasers or the repurchase by the Seller of the Frozen Pool, as the case may be, shall be made to the Managing Facility Agent for the account of such Dissenting Purchaser on such Settlement Date by deposit into the Concentration Account on the Settlement Date required by this subsection 2.8(b)(iii).

                  2.9 Termination or Reduction of Commitments. (a) On any
                      ---------------------------------------
Settlement Date, the Seller shall have the right to terminate the Commitments or reduce the amount thereof by notice to the Managing Facility Agent on the preceding Reporting Date; provided that no such termination or reduction shall
                          --------
be permitted if, after giving effect thereto and to any distributions on account of the Outstanding Purchase Price made on such Settlement Date, the then Outstanding Purchase Price (exclusive of the interests of Dissenting Purchasers) would exceed the Commitments then in effect. Any such reduction shall be in an amount equal to $50,000,000 or a multiple of $1,000,000 in excess thereof and shall permanently reduce the Commitments then in effect.

                  (b) On each Settlement Date the aggregate Commitment of the Purchasers shall be reduced by increments of $25,000,000 to the extent such reductions shall not exceed an amount equal to (i) the aggregate amount of Specified Resales which occurred prior to or during the related Settlement Period pursuant to clause (x) of subsection 11.24(a) less (ii) the aggregate amount of any prior reduction of the aggregate Commitment of the Purchasers pursuant to this subsection 2.9(b), provided that the first such reduction made
                                    --------
after the Amendment Effective Date must be in an aggregate amount equal to $50,000,000 or $25,000,000 increments in excess thereof.

                  (c) If on any date, the Debt Rating shall be equal to or less than BB+, the Seller shall reduce the amount of the Commitments by an aggregate amount of $200,000,000. Such reduction of the Commitments shall be accompanied by prepayment of the Outstanding Purchase Price to the extent, if any, that the Outstanding Purchase Price exceeds the amount of the Commitments as so reduced.

                  (d) Each Purchaser's Commitment shall terminate upon the expiration of the Revolving Period as to such Purchaser.

                  2.10 Defaulted Receivables; Application of Lease Security
                       ----------------------------------------------------
Deposits. (a) (i) On each Settlement Date (other than a Special Settlement Date)
--------
the Seller agrees to repurchase from the Purchasers, up to the RARC Repurchase Obligation, all Receivables which became Defaulted Receivables during each preceding Settlement Period with respect to which the Seller has not substituted an Eligible Receivable pursuant to subsection 2.13, as indicated on the Settlement Statement delivered on the related Reporting Date. Subject to subsections 2.10(b), 2.13, 2.15(b) and clause sixth of subsection 2.16(b), the
                                              -----
Seller shall repurchase such Defaulted Receivables by depositing into the Concentration Account on such Settlement Date cash in an amount equal to the aggregate Outstanding Balances of the Defaulted Receivables plus, if a Trigger Amortization Event has occurred and is continuing, accrued and unpaid interest thereon at the rate under the related Contract except to the extent (without duplication) of any payment made pursuant to subsection 2.18 for the Settlement Period during which such interest accrued and was not paid by the Obligor under such Contract. The amount of any such deposit shall be applied and distributed in accordance with subsections 2.15 and 2.16. If on any Settlement Date the Repurchase Price to be paid by the Seller for any Defaulted Receivable would cause the RARC Repurchase Obligation then in effect (determined on such Settlement Date) to be exceeded, the Seller shall be deemed to acquire only a fractional interest in each Defaulted Receivable repurchased on such Settlement Date. The numerator of such fraction shall be the RARC Repurchase Obligation then in effect determined on such Settlement Date and the denominator thereof shall be the aggregate Repurchase Price for all Defaulted Receivables on such Settlement Date. Upon any repurchase of a Defaulted Receivable with respect to which there exists a Seller's Interest pursuant to this subsection or the Repurchase Agreement, the Seller's Interest shall be reduced by an amount equal to the Purchase Discount times the Principal Balance of such Defaulted Receivable on the last day of the Settlement Period preceding the Settlement Date on which such repurchase is made. Any Purchased Receivable related to a Remarketed Aircraft which is repurchased or substituted for in accordance with subsection 2.11 or 2.13, respectively, shall not be deemed to be a Defaulted Receivable.

                  (ii) In the event that a Rating Event occurs and is continuing, any Net Recoveries received by the Seller on account of any Defaulted Receivable which none of the Seller, RAC nor the Guarantor has repurchased, shall be deposited into the Cash Collateral Account. In the event that the Amortization Period ends pursuant to clause (ii) of the definition of such term, any Net Recoveries received by the Seller after such time on account of any Defaulted Receivable which none of the Seller, RAC nor the Guarantor has repurchased, shall be deposited into the Cash Collateral Account. The Seller shall make any deposit required to be made by this subsection 2.10(a)(ii) within two Business Days after the Seller's receipt of such Net Recoveries and such deposits shall be applied in accordance with subsections 2.15 and 2.16. The obligation of the Seller to deposit such Net Recoveries shall survive the termination of this Agreement.

                  (iii) The Seller agrees that, to the extent it has received a security deposit in respect of any Lease Receivable, at the time the Seller applies any or all of such security deposit or any or all of such security deposit is applied (in each case pursuant to the related Contract or otherwise) against the amounts owed in respect of a Receivable, on the next succeeding Settlement Date the Seller shall be obligated to pay the Purchasers their pro rata share of the amount of such application in the same manner as if such applied funds actually were Collections. The Seller shall pay such obligation by depositing into the Concentration Account on such Settlement Date cash in an amount equal to such application. The amount of any such deposit shall be applied and distributed in accordance with subsections 2.15 and 2.16.

                  (b) The maximum repurchase obligation of the Seller with respect to Defaulted Receivables (the "RARC Repurchase Obligation") shall be
                                       --------------------------
equal to (a) at any time during the Revolving Period, an amount equal to the RARC Repurchase Percentage of the excess of (A) the sum of (i) 25% of the aggregate Unadjusted Outstanding Balances of the 25% Repurchase Receivables,
(ii) 75% of the aggregate Unadjusted Outstanding Balances of the 75% Repurchase Receivables and (iii) 90% of the aggregate Unadjusted Outstanding Balances of the 90% Repurchase Receivables over (B) the amount of any Discount Amount paid
                               ----
and the amount of any Purchase Discount resulting from the purchase or substitution of Receivables during the existence of a Discount Event, in each case at the time the RARC Repurchase Obligation is calculated;

         provided that,
         --------

                       (i) the RARC Repurchase Obligation shall not at any time decrease below an amount equal to the RARC Repurchase Percentage of (x) with respect to any Purchaser other than a Dissenting Purchaser, an amount equal to the greater of such Purchaser's share of (1) 15% of the maximum aggregate Outstanding Balances of the Purchased Receivables which existed at any time during the Revolving Period and (2) the sum of the Outstanding Balances on the last day of the Revolving Period of the three Obligors (and all of their Affiliates) of Purchased Receivables with the largest aggregate outstanding Principal Balances and (y) with respect to any Dissenting Purchaser, an amount equal to the greater of such Purchaser's share of (1) 15% of the maximum aggregate Outstanding Balances of the sum of the Purchased Receivables which existed at any time prior to the date such Purchaser became a Dissenting Purchaser and (2) the sum of the Outstanding Balances on the day on which such Purchaser became a Dissenting Purchaser of the three Obligors (and all of their Affiliates) of Purchased Receivables with the largest aggregate outstanding Principal Balances, minus, in each such case, to the extent not already deducted in calculating such Outstanding Balances, such Purchaser's allocated share of the amount of any Discount Amount paid and the amount of any Purchase Discount resulting from the purchase or substitution of Receivables during the existence of a Discount Event and

                       (ii) notwithstanding clause (i) immediately above, the RARC Repurchase Obligation shall not at any time exceed an amount equal to the RARC Repurchase Percentage of the Outstanding Purchase Price

         or (b) during the Amortization Period, (A) the RARC Repurchase Obligation, as calculated in accordance with clause (a) above, in effect on the last Settlement Date prior to the commencement of the Amortization Period minus (B) the aggregate Repurchase Prices of
                             -----
         Defaulted Receivables which were repurchased by the Seller pursuant to subsection 2.10(a) since the beginning of the Amortization Period minus
                                                                           -----
         (C) amounts deposited by the Seller into the Cash Collateral Account pursuant to subsection 2.14(c)(ii) plus (D) all Net Recoveries received
                                            ----
         by the Seller with respect to such Defaulted Receivables (or portion thereof) so repurchased by the Seller since the beginning of the Amortization Period and not required to be deposited into the Cash Collateral Account pursuant to subsection 2.10(a)(ii).

                  2.10A Delinquent Receivables. If on any Settlement Date the
                        ----------------------
outstanding balance of Delinquent Receivables shall cause an Amortization Event of the type described in subsection 8.1(p), below, the Seller may either substitute Eligible Receivables for such Delinquent Receivables pursuant to
Section 2.13 or repurchase from the Purchasers sufficient Delinquent Receivables, in each case, with the consent of the Managing Facility Agent, beginning with those Delinquent Receivables with the oldest outstanding balance, such that after such repurchase or substitution such Amortization Event shall have been cured. Seller shall repurchase such Delinquent Receivables being repurchased on such Settlement Date by depositing into the Concentration Account on such Settlement Date cash in an amount equal to the Outstanding Balance of such Delinquent Receivables. Any amounts received by the Administrative Agent, or deposited into the Concentration Account, in respect of Delinquent Receivables sold pursuant to this Section 2.10A shall be applied and distributed in accordance with subsections 2.15 and 2.16.

                  2.11 Ineligible Receivables. The Seller agrees to repurchase
                       ----------------------
on each Settlement Date, and the Purchasers agree to sell to the Seller on such date and in accordance with the terms hereof, any Purchased Receivable if such Receivable is (i) an Ineligible Receivable, (ii) an Existing Certified Receivable in respect of which the Old Administrative Agent shall not have received on or prior to the Certified Opinion Delivery Date (x) an opinion of foreign counsel satisfying the requirements of subsection 2.27(c) or (y) evidence of the filings, if any, referred to in subsection 6.1(n)(i) or (iii) an Existing Receivable in respect of which the Old Administrative Agent shall not have received on or prior to the FAA Filing Date evidence of the filings, if any, referred to in subsection 6.1(n)(ii) provided that, during the Amortization
                                          --------
Period, the Purchasers, by unanimous consent, in their sole discretion may choose not to sell any Receivable referred to in clauses (i), (ii) or (iii) to the Seller. The Seller shall make such repurchase on the Settlement Date first succeeding the earlier of (x) the date on which the Seller becomes aware of facts and circumstances giving rise to such event of ineligibility or (y) the date on which the Managing Facility Agent notifies the Seller that such event of ineligibility has occurred and is continuing. Subject to subsections 2.13 and 2.15(b), the Seller shall make such repurchase by depositing in the Concentration Account cash in an amount equal to the Repurchase Price for such Ineligible Receivable at the date such deposit is made, except to the extent (without duplication) of any payment made pursuant to subsection 2.18, for the Settlement Period during which such interest accrued and was not paid by the Obligor under such Contract. The amount of any such deposit shall be applied and distributed in accordance with subsections 2.15 and 2.16. Except as provided in subsection 9.1, the sole obligation of the Seller with respect to an Ineligible Receivable of the type described in clause (i) of this subsection 2.11 shall be the requirement to repurchase or substitute for such Receivable pursuant to this subsection 2.11 or subsection 2.13, respectively.

                  2.12 Rebated Receivables. If on any date the Principal Balance
                       -------------------
of any Purchased Receivable is, or is deemed to be, reduced or adjusted or no longer payable as a result of any rebate, discount, refund or other adjustment of such Purchased Receivable, or any other reduction or adjustment of any payment under any Purchased Receivable, other than any such rebate, discount refund or adjustment permitted under subsection 7.1(b)(iv)(x), the Seller shall be deemed to have received on such day a Collection in respect of such Purchased Receivable in the amount of such reduction or adjustment or in the amount no longer payable (as applicable) and shall, subject to subsection 2.15(b), deposit cash into the Concentration Account on the next succeeding Settlement Date in an amount equal to such reduction or adjustment or such amount no longer payable (as applicable) plus if a Trigger Amortization Event has occurred and is continuing, accrued and unpaid interest thereon at the rate under the related Contract except to the extent (without duplication) of any payment made pursuant to subsection 2.18 for the Settlement Period during which such interest accrued and was not paid by the Obligor under such Contract. The amount of any such deposit shall be applied and distributed in accordance with subsections 2.15 and 2.16.

                  2.13 Substitution of Receivables. (a) Whenever the Seller is
                       ---------------------------
required or permitted in accordance with the terms of this Agreement to repurchase Concentration Receivables, Defaulted Receivables, Delinquent Receivables or Ineligible Receivables pursuant to subsection 2.7(b), 2.10, 2.10A or 2.11, respectively, the Seller may, subject to the terms hereof, in lieu of making such repurchase, substitute one or more Eligible Receivables (each, a "Substituted Receivable") therefor on the Settlement Date on which the
 ----------------------
repurchase is required to be made; provided that the Settlement Statement
                                   --------
delivered on the Reporting Date prior to such Settlement Date shall contain the information required thereby with respect to such proposed substitution. The option of the Seller to substitute one or more Substituted Receivables for any Receivables as aforesaid is subject to the following conditions precedent: (i) no Trigger Amortization Event has occurred and is then continuing, (ii) if such substitution occurs during the Amortization Period, and provided that no Trigger Amortization Event has occurred and is then continuing, the Majority Purchasers have approved such substitution, (iii) if the substitution is of a Delinquent Receivable pursuant to Section 2.10A, the Managing Facility Agent has consented to such substitution and (iv) either the Substituted Receivable has a Final Payment Date which is not after the Final Payment Date of the replaced Receivable (each, replaced Receivable, a "Removed Receivable"), or if the Final
                                          ------------------
Payment Date of the Substituted Receivable is after that of the Removed Receivable, then only that portion of the Principal Balance of such proposed Substituted Receivable which is scheduled to be paid on or prior to the Final Payment Date of the Removed Receivable shall be included as a Substituted Receivable. All Defaulted Receivables, then all Delinquent Receivables, shall be replaced with Substituted Receivables prior to replacement of Ineligible Receivables or Concentration Receivables with Substituted Receivables and, in each case, shall be replaced with Substituted Receivables in the following order of priority: (i) first, with Substituted Receivables which are 25% Repurchase
                 -----
Receivables, (ii) second, with Substituted Receivables which are 75% Repurchase
                  ------
Receivables, and (iii) third, with Substituted Receivables which are 90%
                       -----
Repurchase Receivables. The making of such substitution shall be subject to the satisfaction of the conditions set forth in paragraphs subsection 5.2, including, without limitation, the delivery of an Assignment and, if applicable, an FAA Assignment or Foreign Assignment.

                  (b) If the Repurchase Price of the Removed Receivable proposed to be replaced by one or more Substituted Receivables is greater than the aggregate Principal Balances of such Substituted Receivables, the Seller shall deposit cash into the Concentration Account in an amount equal to such excess. Alternatively, if the Repurchase Price of such Removed Receivable is less than the aggregate Principal Balances of the corresponding Substituted Receivable or Receivables, during the Revolving Period the Seller may, so long as no Amortization Event has occurred and is continuing, request the Purchasers to purchase such excess, to the extent of the Available Commitments, pursuant to subsection 2.2. If such excess is not purchased for any reason set forth in this Agreement, then each Substituted Receivable able to be substituted to the fullest extent shall first be substituted and any remaining Substituted Receivable shall be a Participated Receivable subject to the provisions of subsection 2.4. During the Revolving Period, if any Substituted Receivable is an Extended Term Receivable, then such Substituted Receivable shall be subject to subsection 2.5 and the Cash Flow Cutoff Date for such Substituted Receivable shall be deemed to be, initially, (i) so long as no Rating Event has occurred and is continuing, thirteen years after the date of substitution of such Substituted Receivable and (ii) during the continuance of a Rating Event, ten years after the date of substitution of such Substituted Receivable. Substitution for a Defaulted Receivable shall not reduce the Aggregate Repurchase Obligation.

                  (c) If a Dissenting Purchaser holds an undivided interest in any Removed Receivable then:

                  (i) if such Removed Receivable is an Ineligible Receivable, a Delinquent Receivable or a Concentration Receivable, the Seller shall pay to the Managing Facility Agent for the account of such Dissenting Purchaser an amount equal to the sum of (A) the product of such Dissenting Purchaser's Commitment Percentage (determined at the time such Dissenting Purchaser's Commitment terminated) times the Outstanding Balance for such Removed Receivable and (B) if
            -----
a Trigger Amortization Event has occurred and is continuing, the Dissenting Purchaser's pro rata share (determined at the time such Dissenting Purchaser's
            --- ----
commitment terminated) of accrued and unpaid interest on such Removed Receivable at the rate under the related Contract except to the extent (without duplication) of any payment made pursuant to subsection 2.18 for the Settlement Period during which such interest accrued and was not paid by the Obligor under such Contract; and

                  (ii) if such Removed Receivable is a Defaulted Receivable, (A) and if the aggregate Available Commitments in effect on the Settlement Date on which such substitution is to be made exceed an amount equal to (x) the Dissenting Purchaser's Commitment Percentage (determined at the time such Dissenting Purchaser's Commitment terminated) times (y) the Outstanding Balance
                                              -----
for such Removed Receivable (the "Dissenting Purchaser's Share"), each Purchaser
                                  ----------------------------
other than a Dissenting Purchaser shall be deemed to purchase its Commitment Percentage of the Dissenting Purchaser's Share by making funds therefor available to the Managing Facility Agent for the account of such Dissenting Purchaser on the Settlement Date on which such substitution is proposed to be made; provided that such purchases shall be subject to the satisfaction of the
      --------
conditions set forth in subsection 5.2 and, in connection therewith, the Seller shall be deemed to have made the representations and warranties set forth in subsection 4.2 with respect to the Purchased Receivables constituting the Dissenting Purchaser's Share as if the Seller were selling such Receivables to the Purchasers on such Settlement Date; or (B) if for any reason a purchase cannot be made pursuant to the foregoing clause (A), the Seller shall repurchase, up to the amount of the RARC Repurchase Obligation on the date of such purchase, such Dissenting Purchaser's Share on such Settlement Date up to such Dissenting Purchaser's Commitment Percentage (determined at the time such Dissenting Purchaser's Commitment terminated) of the Aggregate Repurchase Obligation in effect on such Settlement Date (in each case after giving effect to purchases, substitutions and repurchases on such Settlement Date) plus, if a Trigger Amortization Event has occurred and is continuing, the Dissenting Purchaser's pro rata share (determined at the time such Dissenting Purchaser's
            --- ----
Commitment terminated) of accrued and unpaid interest on such Removed Receivable at the rate under the related Contract except to the extent (without duplication) of any payment made pursuant to subsection 2.18 for the Settlement Period during which such interest accrued and was not paid by the Obligor under such Contract. It is understood that determinations of the RARC Repurchase Obligation with respect to a Dissenting Purchaser pursuant to this subsection 2.13(c)(ii) shall be, with respect to a L/C Receivable, made on the Settlement Date on which such determination is made in accordance with the definitions of the terms "90% Repurchase Receivable" and "25% Repurchase Receivable" and the status of such L/C Receivable at such Settlement Date.

                  (d) Any repurchases of Receivables made pursuant to subsection 2.13(c) shall be made on the Settlement Date on which the related substitution of Receivables is to be made.

                  (e) On any Settlement Date (other than a Special Settlement
Date) the Seller may, with the consent of the Managing Facility Agent, substitute a Lease Receivable which is an Eligible Receivable (a "Substituted
                                                                  -----------
Lease Receivable") for a Lease Receivable (other than a Lease Receivable which
----------------
is a Defaulted Receivable, a Delinquent Receivable, a Concentration Receivable or an Ineligible Receivable) which was previously sold or substituted hereunder (a "Replaced Lease Receivable") if the Seller, in the ordinary course of
    -------------------------
business and in accordance with the Credit and Collection Policy, is entering into a new Contract with the same Person which is the Obligor under the Contract related to such Replaced Lease Receivable (or an Affiliate of such Person); provided that during the Amortization Period the prior consent of the Majority
--------
Purchasers shall be required to effect any such substitution; provided, further,
                                                              --------  -------
that if a Remittance Event has occurred and is continuing and if the Principal Balance of a Substituted Lease Receivable is less than the Principal Balance of the Replaced Lease Receivable such substitution shall occur only on a Settlement Date and within two Business Days after such substitution is made, the Seller shall deposit into the Concentration Account an amount equal to the difference between the Outstanding Balance of the Replaced Lease Receivable and the Purchase Price of the Substituted Lease Receivable. The Settlement Statement with respect to the Settlement Period in which such substitution occurs (or the Settlement Statement delivered with respect to the Settlement Date on which such substitution occurs, in the case of substitutions made on a Settlement Date in accordance with the final proviso of the preceding sentence) shall contain the information required thereby with respect to such substitution. Upon such substitution, the Principal Balance of the Replaced Lease Receivable shall be deemed to be reduced to zero. The provisions of subsection 2.13(b) (except for the first sentence thereof) shall apply as if a Replaced Lease Receivable and a Substituted Lease Receivable are, respectively, a Removed Receivable and a Substituted Receivable and the provisions of subsection 2.13(c)(i) (A) (without regard to clause (B) of subsection 2.13(c)(i)) shall apply as if a Replaced Lease Receivable is a Removed Receivable; provided that, in accordance with
                                          --------
subsection 2.13(d) and notwithstanding the date of substitution of a Substituted Lease Receivable in accordance with this subsection 2.13(e), payments shall be made to the Dissenting Purchaser with respect to a Substituted Lease Receivable on the Settlement Date related to the Settlement Statement which contains information with respect to such substitution. The making of such substitution shall be subject to the satisfaction of the conditions set forth in subsection 5.2, including in each case, without limitation, the delivery of an Assignment and FAA Assignment or a Foreign Assignment, as applicable, with respect to each such Substituted Lease Receivable on or before the Business Day such Substituted Lease Receivable is substituted.

                  2.14 Accounts. (a) On or before the Closing Date the Seller
                       --------
shall establish in its name a segregated account with a commercial bank satisfactory to the Managing Facility Agent (the "Collection Account"). Upon the
                                                  ------------------
occurrence and during the continuance of a Remittance Event, and unless the Servicer has provided a Servicer Letter of Credit in accordance with subsection 2.15(a), the Seller or the Servicer shall within two Business Days after its receipt, (i) deposit all Collections received by it directly into the Collection Account and (ii) transfer or cause to be transferred to the Concentration Account any Collections so deposited. Any amounts received by the Seller and not related to the Purchased Receivables or the related Contracts or

Financed Aircraft shall not be deposited into the Collection Account. Any amounts at any time on deposit in the Collection Account shall be transferred only to the Concentration Account and to no other deposit or other account (including, but not limited to, any account or sub-account maintained pursuant to Raytheon's cash management system). The Seller hereby grants to the Managing Facility Agent for the ratable benefit of the Purchasers a security interest in the Collection Account and all amounts from time to time on deposit therein to secure the Obligations. The Seller shall have no right to withdraw any amounts on deposit in the Collection Account.

                  (b) On or before the Closing Date there shall be established with and in the name of the Managing Facility Agent a segregated account (the "Concentration Account") which shall be maintained as a cash collateral account
 ---------------------
subject to the exclusive dominion and control of the Managing Facility Agent for the ratable benefit of the Purchasers. The Seller hereby grants to the Managing Facility Agent for the ratable benefit of the Purchasers a security interest in any of its right, title and interest in the Concentration Account and all amounts from time to time on deposit therein and all income from the investment of such amounts to secure, in each case, the Obligations. Funds on deposit from time to time in the Concentration Account shall bear interest at the then prevailing rate paid by the Managing Facility Agent for deposit accounts with similar amounts on deposit from time to time. If at any time funds on deposit in the Concentration Account are greater than $100,000, the Managing Facility Agent may, but shall not be required to, unless it receives a request from the Seller or Raytheon, invest such funds in Cash Equivalents with maturities not later than the next succeeding Settlement Date, to the extent such requested Cash Equivalents are available for investment. Any investment request by the Seller or Raytheon shall be given to the Managing Facility Agent one Business Day prior to the day the investment is to be made (which shall be a Business Day in New York, New York and San Francisco, California) and shall specify the particular Cash Equivalents and maturities thereof. Any interest or investment earnings on amounts in the Concentration Account on related investments shall be retained in the Concentration Account to be withdrawn in accordance with this subsection 2.14(b). The Managing Facility Agent shall have the right to withdraw amounts from the Concentration Account to make the payments required to be made hereunder from Collections. Neither the Managing Facility Agent nor any Purchaser shall have any responsibility for any such investment and the Managing Facility Agent shall be permitted to liquidate any such investment, without liability for any loss occurring by reason of such liquidation, to the extent necessary to make payments and distributions under this Agreement. The Seller shall have no right to withdraw amounts on deposit from time to time in the Concentration Account.

                  (c) (i) On or before the Closing Date there shall be established with and in the name of the Managing Facility Agent a segregated trust account comprised of two segregated sub-accounts, the Seller cash collateral sub-account (the "Seller Cash Collateral Sub-Account") and the RAC
                             ----------------------------------
cash collateral sub-account (the "RAC Cash Collateral Sub-Account," the Seller
                                  -------------------------------
Cash Collateral Sub-Account and the RAC Cash Collateral Sub-Account being referred to collectively as the "Cash Collateral Account") which shall be
                                 -----------------------
maintained as a cash collateral account subject to the exclusive dominion and control of the Managing Facility Agent for the ratable benefit of the Purchasers. The Seller hereby grants to the Managing Facility Agent for the ratable benefit of the Purchasers a first priority security interest in the Cash Collateral

Account and all amounts on deposit from time to time therein and all income from the investment of such amounts to secure, in each case, the Obligations. Funds on deposit from time to time in the Seller Cash Collateral Sub-Account shall bear interest at the then prevailing rate paid by the Managing Facility Agent for deposit accounts with similar amounts on deposit from time to time. If at any time funds on deposit in the Seller Cash Collateral Sub-Account are greater than $100,000, the Managing Facility Agent may, but shall not be required to, unless it receives a request from the Seller, invest funds on deposit in the Seller Cash Collateral Sub-Account in Cash Equivalents with maturities not later than the next succeeding Settlement Date (or such other maturities as the Seller shall request and the Managing Facility Agent shall approve), to the extent such requested Cash Equivalents are available for investment. Any investment request by the Seller shall be given to the Managing Facility Agent one Business Day prior to the day the investment is to be made (which shall be a Business Day in New York, New York and San Francisco, California) and shall specify the particular Cash Equivalents and maturities thereof. Any interest or investment earnings on amounts in the Seller Cash Collateral Sub-Account or related investments shall be retained in the Seller Cash Collateral Sub-Account to be withdrawn in accordance with paragraphs (ii), (iii) and (iv) of this subsection 2.14(c). Neither the Managing Facility Agent nor any Purchaser shall have any responsibility for any such investment and the Managing Facility Agent shall be permitted to liquidate any such investment, without liability for any loss occurring by reason of such liquidation, to the extent necessary to make payments and distributions under this Agreement. The Seller shall have no right to withdraw amounts on deposit from time to time in the Cash Collateral Account.

                  (ii) If on any Settlement Date on which the Seller is required to repurchase Defaulted Receivables pursuant to subsection 2.10 and fails for any reason to repurchase such Defaulted Receivables or substitute for such Defaulted Receivables pursuant to subsection 2.13, whether or not RAC fails to repurchase such Defaulted Receivables under the Repurchase Agreement, the Managing Facility Agent may withdraw from amounts on deposit in the Seller Cash Collateral Sub-Account on account of such Defaulted Receivable an amount equal to the lesser of (A) the Repurchase Price for such Defaulted Receivable plus any accrued and unpaid interest thereon required to be paid by subsection 2.10 and
(B) the amount then on deposit in the Seller Cash Collateral Sub-Account. It is specifically understood and agreed that amounts on deposit in the Seller Cash Collateral Sub-Account, whether on account of 25% Repurchase Receivables, 75% Repurchase Receivables or 90% Repurchase Receivables, may be withdrawn as aforesaid on account of any Defaulted Receivable, regardless of the RARC Repurchase Percentage associated therewith or whether the RAC Repurchase Obligation shall be outstanding. Any amounts so withdrawn shall be deposited into the Concentration Account and allocated and distributed pursuant to subsections 2.15 and 2.16, respectively. The Seller agrees with the Managing Facility Agent and the Purchasers to deposit into the Seller Cash Collateral Sub-Account, without any requirement for notice or demand therefor, the lesser of the amount withdrawn therefrom or the sum of the RARC Repurchase Obligation then in effect on the date such withdrawal is made, plus interest thereon at a rate per annum equal to the Default Rate for the period from such date of withdrawal to such date of deposit. Deposit of amounts into the Seller Cash Collateral Sub-Account pursuant to the preceding sentence shall, to the extent of such deposit, satisfy the Seller's obligation to repurchase such Defaulted Receivable pursuant to subsection 2.10.

                  (iii) If the Seller or the Servicer (if then Raytheon Credit or any Affiliate thereof) shall fail to make any deposit, payment or transfer of funds required to be made by the Seller or the Servicer under this Agreement or any other document executed and delivered in connection herewith, including, without limitation, any payment, deposit or transfer of funds or payment of any indemnity required to be made pursuant to subsection 2.7(b), 2.10, 2.10A, 2.11, 2.12, 2.18 or 9.1 (each such payment, deposit or transfer, a "Reimbursable
                                                              ------------
Obligation"), then the Managing Facility Agent with the consent of the Majority
----------
Purchasers may, in addition to any similar rights in favor of the Managing Facility Agent under the Repurchase Agreement, withdraw from the Seller Cash Collateral Sub-Account on the date such Reimbursable Obligation is due hereunder an amount equal to the lesser of (A) such Reimbursable Obligation and (B) the amount then on deposit in the Seller Cash Collateral Sub-Account. The Seller agrees with the Managing Facility Agent and the Purchasers to deposit in the Seller Cash Collateral Sub-Account, without any requirement for notice or demand therefor, the amount withdrawn on the date such withdrawal is made, plus interest thereon at a rate per annum equal to the Default Rate for the period from such date of withdrawal to such date of deposit.

                  (iv) No amounts on deposit in the Seller Cash Collateral Sub-Account (including interest or investment earnings) shall be released to the Seller until the Outstanding Purchase Price is reduced to zero and all other amounts owing to the Managing Facility Agent or any Purchaser hereunder are paid in full, provided, that,
         --------  ----

                  (x) on each Settlement Date (other than a Special Settlement
         Date) occurring during the continuance of a Rating Event, after giving effect to all collections and distributions on such date, the amounts on deposit in the Cash Collateral Account in excess of the Aggregate Repurchase Obligation on such Settlement Date shall be released pro
                                                                         ---
         rata based upon their respective repurchase obligations, to the Seller
         ----
         and to RAC;

                  (y) on each Settlement Date occurring during the continuance of a Rating Event following a Settlement Period during which Finance Charges on Wholesale Receivables which are Quarterly Receivables have been paid, the excess of (A) amounts which were on previous Settlement Dates, pursuant to subsection 2.16(b)(vi), deposited into the Cash Collateral Account as accrued Finance Charge Collections on such Quarterly Receivables, over (B) any portion of such amounts so previously deposited which are on such Settlement Date withdrawn from the Cash Collateral Account by the Managing Facility Agent and applied pursuant to subsection 2.14(c) shall be released to the Seller; and

                  (z) on the Business Day after the date on which the Outstanding Purchase Price is reduced to zero and all other amounts owing to the Managing Facility Agent and the Purchasers hereunder have been paid in full, all amounts on deposit in the Seller Cash Collateral Sub-Account shall be released to the Seller.

                  2.15 Remittance and Allocation of Collections. (a) The Seller
                       ----------------------------------------
or the Servicer shall, subject to subsection 2.14(a), deposit into or transfer to the Concentration Account all Collections within two Business Days following receipt thereof; provided that so long as (i) a Remittance Event has not
                 --------
occurred and is continuing or (ii) following the occurrence and during the continuance of a Remittance Event, the Servicer has provided a Servicer Letter of Credit, the

Seller or the Servicer shall make such deposit in or transfer to the Concentration Account not later than the Settlement Date following the Settlement Period during which such Collections were received; provided,
                                                               --------
further, that after the occurrence and during the continuance of a Rating Event,
-------
the Seller or the Servicer shall, at the times required by and otherwise in accordance with this subsection 2.15(a), also deposit into or transfer to the Concentration Account interest payments made by RAC on behalf of an Obligor under a Wholesale Receivable. It is understood and agreed that until Collections are required to be transferred to the Concentration Account in accordance with the foregoing provisions, these funds may be commingled with other funds of Raytheon and its Subsidiaries in connection with Raytheon's integrated cash management program.

                  (b) On each Reporting Date the Servicer shall allocate all Collections received on account of the Purchased Receivables during the preceding Settlement Period between Principal Collections and Finance Charge Collections. All Finance Charge Collections shall be deposited in the Concentration Account in accordance with subsection 2.15(a) and distributed pursuant to subsection 2.16(b). All Principal Collections shall be deposited in the Concentration Account in accordance with subsection 2.15(a) and applied in accordance with subsection 2.16(a); provided that (i) if on any Settlement Date
                                    --------
during the Revolving Period the aggregate Purchase Price to be paid for purchases to be made on such Settlement Date exceeds amounts deposited or to be deposited into the Concentration Account by the Seller or the Servicer, as the case may be, on or during the Settlement Period prior to such Settlement Date on account of Principal Collections, the Seller may retain such Principal Collections, or to the extent previously deposited into the Concentration Account shall make payments therefrom, as application for such aggregate Purchase Price to be paid to the Seller on such Settlement Date and amounts so retained by or paid to the Seller shall be treated as a payment (in whole or in part, as applicable) for such Purchase Price and (ii) to the extent the amount of such Principal Collections exceeds the aggregate Purchase Price of Eligible Receivables available to be purchased on such Settlement Date, the Seller or the Servicer, as the case may be, shall deposit, to the extent not previously deposited, such excess in the Concentration Account on or prior to such Settlement Date for distribution in accordance with subsection 2.16. Any purchases made pursuant to the foregoing clause (i) shall be subject to the satisfaction of the conditions set forth in paragraphs (a) through (h) of subsection 5.2. During the Amortization Period, all Principal Collections shall be deposited into the Concentration Account in accordance with subsection 2.15(a) and, on the Settlement Date on or following such date of deposit, shall be distributed in accordance with subsection 2.16. The portion of any deposit to be made into the Concentration Account required to be made pursuant to subsections 2.10, 2.10A, 2.11 or 2.12 or the first sentence of 2.13(b) (including, without limitation, on account of a Substituted Lease Receivable) representing the Repurchase Price for any Receivable shall be subject to the provisions of this subsection 2.15(b).

                  (c) Any Principal Collections received on account of an Extended Term Receivable during the Revolving Period shall, subject to the satisfaction of the conditions set forth in paragraphs (a) through (h) of subsection 5.2, be applied to purchase the next succeeding monthly payments of such Receivable which have not been purchased and which are payable prior to the Cash Flow Cutoff Date then applicable to such Receivable.

                  (d) All Net Recoveries required to be deposited in accordance with subsection 2.10(a)(ii) shall be deposited into the Concentration Account as Collections. On the Reporting

Date following the Settlement Period in which such deposit is made, such Net Recoveries shall be allocated by the Managing Facility Agent as Principal Collections and Finance Charge Collections and the Managing Facility Agent shall notify the Servicer of such allocation the Business Day following such Reporting Date. Such allocation shall be conclusive in the absence of manifest error or unless the Managing Facility Agent receives notice from the Servicer of any error made in such allocation on or before the third Business Day after such notice is given to the Servicer and, in the event of any dispute between the Managing Facility Agent and the Servicer with respect to such allocation, the allocation of such Net Recoveries shall be conclusively made by the Managing Facility Agent's independent certified public accountants prior to the next succeeding Reporting Date. Such Net Recoveries shall be distributed pursuant to subsection 2.16.

                  2.16 Distribution and Application of Collections. (a)
                       -------------------------------------------
Principal Collections. Principal Collections on Purchased Receivables shall be
---------------------
payable to the Purchasers up to the amount of the Outstanding Purchase Price from time to time as specified herein. On each Settlement Date during the Revolving Period (i) Principal Collections received during the prior Settlement Period that are allocable to Purchased Receivables in which a Seller's Interest has been created pursuant to subsections 2.6 or 2.6A shall be paid 25% to the Seller in respect of such Seller's Interest, with the remaining 75% of such Principal Collections allocated together with all other Principal Collections in accordance with clause (ii) hereof and (ii) Principal Collections received during the prior Settlement Period and not allocated to the Seller pursuant to clause (i) hereof shall be first, applied to the aggregate Purchase Price of
                           -----
Eligible Receivables purchased on such Settlement Date in accordance with the terms and conditions of this Agreement and second, paid to the Purchasers on
                                           ------
such Settlement Date and applied in respect of the Outstanding Purchase Price. On each Settlement Date during the Amortization Period, Principal Collections received during the prior Settlement Period shall be paid to the Purchasers on such Settlement Date and applied in respect of the Outstanding Purchase Price. Following an Amortization Event, Principal Collections on account of the Purchase Discount applied to the Purchase Price of Receivables purchased during a Discount Event may, at the discretion of the Managing Facility Agent, be deemed Finance Charge Collections available to be distributed pursuant to subsections 2.16(b)(ii) and (b)(iii).

                  (b) Finance Charge Collections. On each Settlement Date (other
                      --------------------------
than a Special Settlement Date) funds on deposit in the Concentration Account representing Finance Charge Collections in respect of the preceding Settlement Period shall be distributed by the Managing Facility Agent as follows, to the extent of funds available therefor:

                       (i)     first, to the Servicer as payment of the
                               -----
                  Servicing Fee for the preceding Settlement Period;

                       (ii)    second, to the Purchasers pro rata as payment of
                               ------                    --- ----
                  all interest due pursuant to subsection 2.17(a) and (c) for the preceding Accrual Period;

                       (iii)   third, to the Managing Facility Agent and each
                               -----
                  Purchaser which has made a demand prior to the Reporting Date preceding such Settlement Date, to costs payable pursuant to subsections 2.22, 2.23, 2.24 and 11.5;

                       (iv)    fourth, to the Purchasers pro rata as payment of
                               ------
                  the Commitment Fees for the preceding Accrual Period pursuant to subsection 2.17(d) and second, to the Managing Facility
                                            ------
                  Agent as payment of the fees referred to in subsection 2.17(e) to the extent such fees have not been paid directly by the Seller;

                       (v)     fifth, if a Rating Event has occurred and is
                               -----
                  continuing, to the extent of funds available therefor, to the Managing Facility Agent for deposit into the Cash Collateral Account an amount equal to Finance Charges on those Wholesale Receivables which are Quarterly Receivables which Finance Charges have accrued during the preceding Settlement Period and are payable under the related Contract on a subsequent Settlement Date; and

                       (vi)    sixth, any remaining Finance Charge Collections
                               -----
                  (such remainder, "Excess Spread") shall be distributed as
                                    -------------
                  follows: (1) so long as no Trigger Amortization Event has occurred and is continuing, to the Seller or its designees and
                  (2) in all other cases, 100% thereof shall be paid to the Purchasers pro rata as payment in respect of the Outstanding Purchase Price.

                  (c) All Collections received from an Obligor of any Purchased Receivable shall be applied to Purchased Receivables of such Obligor in the order of the age of such Purchased Receivables, starting with the oldest outstanding amount of such Purchased Receivable (i.e., the most delinquent of
                                                 ---
such Purchased Receivables), except if the payment is designated by such Obligor for application to specific Receivables. All Principal Collections received on account of any Extended Term Receivable and not used to purchase monthly payments of such Receivable payable after its most recent Cash Flow Cutoff Date shall be applied in the direct order of maturity thereof. Payments made by an Obligor on account of a Receivable shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Managing Facility Agent and the Required Purchasers, be applied as a Collection of any Purchased Receivable of such Obligor to the extent of any amounts then due and payable thereunder before being applied to any other indebtedness of such Obligor to the Seller or Raytheon Credit.

                  2.17 Interest and Fees. (a) Except as provided in paragraph
                       -----------------
(b) below, each Purchaser's Outstanding Purchase Price shall bear interest for each day during an Accrual Period at a rate per annum equal to the Note Rate for such Purchaser and shall be payable on each Settlement Date (other than a Special Settlement Date) for the immediately preceding Accrual Period. To the extent that the Outstanding Purchase Price has not been reduced to zero on the date the Amortization Period ends pursuant to clause (ii) of the definition of such term, interest shall accrue pursuant to this subsection 2.17(a) regardless of whether the Seller shall be obligated to pay Expense Amounts under subsection 2.18.

                  (b) The Outstanding Purchase Price for Receivables purchased on a Special Settlement Date shall bear interest (i) at a rate per annum equal to the Base Rate for the first three Working Days following such Special Settlement Date and (ii) thereafter at a rate per annum equal to the Interbank Rate for each day of the Special Settlement Date Accrual Period; provided that, if the Seller provides the Managing Facility Agent with the notice provided for in Section 2.3 at least three Working Days prior to the applicable Special Settlement Date, then interest shall be calculated in accordance with clause (ii) from such Special Settlement Date until the end of the related Special Settlement Date Accrual Period. Interest payable under this Section 2.17(b) shall be payable on the next Settlement Date. Beginning with the first Settlement Date after any Special Settlement Date, interest with respect to the Receivables purchased on such Special Settlement Date shall be calculated in accordance with paragraph (a) above.

                  (c) If all or any portion of any amount (including interest) payable by the Seller hereunder shall not be paid when due, such overdue amount shall bear interest at a rate per annum equal to the Note Rate plus 1% (the
                                                               ----
"Default Rate") from the date of such non-payment until such amount is paid in
 ------------
full (after as well as before judgment). The Outstanding Purchase Price shall bear interest pursuant to, and at the times specified in, subsection 8.2(a) for each day during an Accrual Period at a rate per annum equal to the Default Rate until the Outstanding Purchase Price is reduced to zero (after as well as before judgment). Any amount payable pursuant to this subsection 2.17(c) shall be payable on each Settlement Date (other than a Special Settlement Date), or on demand after any judgment. To the extent that the Outstanding Purchase Price has not been reduced to zero on the date the Amortization Period ends pursuant to clause (ii) of the definition of such term, interest shall accrue pursuant to this subsection 2.17(c) regardless of whether the Seller shall be obligated to pay Expense Amounts under subsection 2.18. Interest accruing pursuant to this subsection 2.17(c) shall be payable from time to time on demand.

                  (d) During the period from and including the Amendment Effective Date to the date on which the Revolving Period ends, a commitment fee (a "Commitment Fee") shall be payable to the Managing Facility Agent for the
    --------------
account of each Purchaser, payable monthly in arrears on each Settlement Date (other than a Special Settlement Date) and computed at the rate per annum based on Raytheon's Debt Rating in effect on such day, as set forth under the relevant column heading below, on the actual daily amount of the Available Commitment of such Purchaser during each Accrual Period ending prior to the Settlement Date on which the Commitment Fee is paid, commencing on the first such Settlement Date to occur after the Amendment Effective Date:

            Debt Rating                             Commitment Fee
            -----------                             --------------
BBB+ or the equivalent thereof or above                      0.125%
BBB or the equivalent thereof                                0.150%
BBB- or the equivalent thereof                               0.175%
BB+ or the equivalent thereof                                0.225%
Below BB+ or the equivalent thereof                          0.375%

                  (e) The Seller agrees to pay (i) to the Managing Facility Agent for its account the fees set forth in the Fee Letter, dated March 8, 2002, among the Managing Facility Agent, the Seller and the Guarantor in the amounts and on the dates set forth therein and (ii) to the Syndication Agent for its account the fees set forth in the Fee Letter, dated February 7, 2002, among the Syndication Agent, the Seller and the Guarantor in the amounts and on the dates set forth therein.

                  (f) Interest and fees required to be paid under this subsection 2.17 shall be payable regardless of whether sufficient Finance Charge Collections therefore are on deposit in the Concentration Account on the date or dates such interest or fees are required to be paid.

                  2.18 Yield Adjustment. If on any Settlement Date (other than a
                       ----------------
Special Settlement Date) any Expense Amount is not paid in full on such Settlement Date, then on such Settlement Date the Seller will pay to the Managing Facility Agent for the account of each Purchaser the amounts required to pay all such Expense Amounts in full provided, that the Seller's obligation
                                        --------
under this subsection 2.18 in favor of any Purchaser in any calendar year shall not exceed an amount equal to the product of the applicable Note Rate as of such date times such Purchaser's Outstanding Purchase Price as of such date. The Seller shall not be obligated to pay pursuant to this subsection 2.18 any Expense Amounts which accrue after the date the Amortization Period ends; provided that the Seller shall remain obligated to pay any Expense Amount which
--------
accrued prior to such date (whether or not claimed prior to such date) so long as a claim for such Expense Amount is made prior to the times set forth in the subsection hereof governing such Expense Amount.

                  2.19 Computations and Payments. (a) All amounts to be paid or
                       -------------------------
deposited by or on behalf of the Seller hereunder shall be paid or deposited in accordance with the terms hereof no later than 11:00 a.m., New York City time, on the day when due in lawful money of the United States of America and in immediately available funds. All computations of Commitment Fees, interest and other fees and amounts payable hereunder shall be made on the basis of a year of 360 days for the actual number of days elapsed (including the first but excluding the last day). The Managing Facility Agent shall as soon as practicable notify the Seller and the Purchasers of each determination of a LIBO Rate or an Interbank Rate.

                  (b) Each determination of the Note Rate, the Interbank Rate or the Default Rate by the Managing Facility Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Seller and the Purchasers in the absence of manifest error. The Managing Facility Agent shall, at the request of the Seller, deliver to the Seller a statement showing the quotations used by the Managing Facility Agent in determining the Note Rate for any Accrual Period.

                  (c) If any Reference Bank's Commitment shall terminate for any reason whatsoever, such Reference Bank shall thereupon cease to be a Reference Bank, and if, as a result of the foregoing, there shall only be one Reference Bank remaining, the Managing Facility Agent (after consultation with the Seller and the Purchasers) shall, by notice to the Seller and the Purchasers, designate another Purchaser as a Reference Bank so that there shall at all times be at least two Reference Banks.

                  (d) Each Reference Bank shall use its best efforts to furnish quotations of rates to the Managing Facility Agent to the extent contemplated by the definition of "LIBO Rate". If any Reference Bank shall be unable or shall otherwise fail to supply such rates to the Managing Facility Agent upon its request, the LIBO Rate shall be determined on the basis of the quotations of the remaining Reference Banks or Reference Bank.

                  2.20 Pro Rata Treatment. (a) Except with respect to payments
                       ------------------
to a Dissenting Purchaser pursuant to subsection 2.8(b)(ii) or 2.13(c), (i) each purchase by the Purchasers hereunder, each payment by the Seller in respect of the Commitment Fees and any reduction of the Commitments shall be made pro rata
                                                                       --- ----
according to the respective Available Commitment Percentages of the Purchasers and (ii) each payment by the Seller in respect of the Outstanding Purchase Price and interest thereon and any repurchase of Receivables shall be made pro rata
                                                                     --- ----
according to the respective Commitment Percentages of the Purchasers. The Managing Facility Agent shall distribute payments received by or on behalf of the Seller to the Purchasers promptly upon receipt in like funds as received.

                  (b) Unless the Managing Facility Agent shall have been notified in writing by any Purchaser prior to a Settlement Date that such Purchaser will not make available to the Managing Facility Agent the amount that would constitute its Available Commitment Percentage of the aggregate Purchase Price to be paid on such date, the Managing Facility Agent may assume that such Purchaser has made such amount available to the Managing Facility Agent on such Settlement Date, and the Managing Facility Agent may, in reliance upon such assumption, make available to the Seller a corresponding amount. If such amount is made available to the Managing Facility Agent on a date after such Settlement Date, such Purchaser shall pay to the Managing Facility Agent on demand an amount equal to the product of (i) the daily average Federal funds rate during such period as quoted by the Managing Facility Agent, times (ii) the amount of such Purchaser's Available Commitment Percentage of such aggregate Purchase Price, times (iii) a fraction the numerator of which is the number of days that elapse from and including such Settlement Date to the date on which such Purchaser's Available Commitment Percentage of such aggregate Purchase Price shall have become immediately available to the Managing Facility Agent and the denominator of which is 360. A certificate of the Managing Facility Agent submitted to any Purchaser with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error. If such Purchaser's Available Commitment Percentage of such aggregate Purchase Price is not in fact made available to the Managing Facility Agent by such Purchaser within three Business Days after such Settlement Date, then on the fourth Business Day after such Settlement Date the Seller shall be deemed to have repurchased participating interests in the Receivables in an amount equal to such Purchaser's Available Commitment Percentage of the aggregate Purchase Price paid on such Settlement Date, together with interest on such amount at the rate per annum equal to the LIBO Rate, such repurchase to be made by a cash payment to the Managing Facility Agent for its own account; provided that such
                                                    --------
repurchase shall not limit the rights of the Seller against the Purchaser which failed to make available its Available Commitment Percentage of such aggregate Purchase Price.

                  2.21 Illegality. Notwithstanding any other provision herein,
                       ----------
if any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Purchaser to make or maintain its proportionate share of the Outstanding Purchase Price based on the LIBO Rate as contemplated by this Agreement, (a) the Commitment of such Purchaser hereunder to make purchases shall forthwith be canceled and (b) the Outstanding Purchase Price of such Purchaser shall be paid on each Settlement Date thereafter as if such Purchaser were a Dissenting Purchaser under subsection 2.8.

                  2.22 Requirements of Law. (a) In the event that any change in
                       -------------------
any Requirement of Law or in the interpretation or application thereof or compliance by any Purchaser with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority (each, a "Change in Law") made subsequent to the date hereof (or with respect to a
 -------------
Purchasing Party which becomes a party hereto pursuant to subsection 11.6(c), made subsequent to the date such Purchasing Party became a party hereto) shall:

                       (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Purchaser (except any such reserve requirement reflected in the LIBO Rate); or

                       (ii) impose on any Purchaser or the London interbank market any other condition affecting this Agreement or the making of purchases or the maintaining of a proportionate share of the Outstanding Purchase Price by such Purchaser;

and the result of any of the foregoing shall be to increase the cost to such Purchaser of making purchases or maintaining its proportionate share of the Outstanding Purchase Price (or of maintaining its obligation to do any of the foregoing) or to reduce the amount of any sum received or receivable by such Purchaser hereunder (whether of principal, interest or otherwise), then the Seller will pay to such Purchaser such additional amount or amounts as will compensate such Purchaser for such additional costs incurred or reduction suffered.

                  (b) If any Purchaser determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Purchaser's capital or on the capital of such Purchaser's holding company, if any, as a consequence of this Agreement or such Purchaser's obligations hereunder, to a level below that which such Purchaser or such Purchaser's holding company could have achieved but for such Change in Law (taking into consideration such Purchaser's policies and the policies of such Purchaser's holding company with respect to capital adequacy), then from time to time the Seller will pay to such Purchaser such additional amount or amounts as will compensate such Purchaser or such Purchaser's holding company for any such reduction suffered.

                  (c) A certificate of a Purchaser setting forth the amount or amounts necessary to compensate such Purchaser or its holding company, as the case may be, as specified in paragraph (a) or (b) of this subsection shall be delivered to the Seller and shall be conclusive absent manifest error. The Seller shall pay such Purchaser the amount shown as due on any such certificate within 10 days after receipt thereof.

                  (d) Failure or delay on the part of any Purchaser to demand compensation pursuant to this subsection shall not constitute a waiver of such Purchaser's right to demand such compensation; provided that the Seller shall
                                               --------
not be required to compensate a Purchaser pursuant to this subsection for any increased costs or reductions incurred more than six months prior to the date that such Purchaser notifies the Seller of the Change in Law giving rise to such increased costs or reductions and of such Purchaser's intention to claim compensation therefor; provided further that, if the Change in Law giving rise
                       -------- -------
to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof.

                  2.23 Taxes. (a) Any and all payments by or an account of any
                       -----
obligation of the Seller hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Seller shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this subsection) the Managing Facility Agent, Co-Administrative Agent or Purchaser (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Seller shall make such deductions and (iii) the Seller shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (b) In addition, the Seller shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                  (c) The Seller shall indemnify the Managing Facility Agent, each Co-Administrative Agent and each Purchaser, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this subsection) paid by the Managing Facility Agent, such Co-Administrative Agent or such Purchaser, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Seller by a Purchaser, or by the Managing Facility Agent on its own behalf or on behalf of a Purchaser or a Co-Administrative Agent shall be conclusive absent manifest error.

                  (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Seller to a Governmental Authority, the Seller shall deliver to the Managing Facility Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Managing Facility Agent.

                  (e) Any Foreign Purchaser that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Seller is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Seller (with a copy to the Managing Facility Agent), at the time or times prescribed by applicable law or reasonably requested by the Seller, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

                  2.24 Reemployment Costs. The Seller agrees to indemnify each
                       ------------------
Purchaser and to hold each Purchaser harmless from any loss or expense (including, but not limited to, any such loss or expense arising from interest or fees payable by a Purchaser to lenders of funds obtained by it or them to purchase or maintain an interest in the Purchased Receivables with respect to which the Note Rate is determined by reference to the LIBO Rate) as a consequence of (a) default by the Seller in the performance of its obligations hereunder, (b) any reduction in the Outstanding Purchase Price prior to the last day of any Settlement Period, (c) the failure of the Seller or the Servicer to make any amounts available to the Managing Facility Agent when due hereunder or
(d) any expenses (excluding legal expenses) incurred by any Purchaser pursuant to subsection 2.21. A certificate of such Purchaser submitted to the Seller certifying, in reasonably specific detail, the basis for, calculation of and amounts of such additional costs shall be conclusive in the absence of manifest error. This covenant shall survive for a period of two years following the date on which the Amortization Period ends.

                  2.25 Seller's Obligations Absolute and Unconditional. The
                       -----------------------------------------------
Seller's obligations under this Section 2 to make payments, deposits and repurchases shall be absolute and unconditional and shall be performed without regard to any set-off which the Seller at any time may have available to it.

                  2.26 Mitigation Obligations; Replacement of Purchaser. (a) If
                       ------------------------------------------------
any Purchaser requests compensation under subsection 2.22, or if the Seller is required to pay any additional amount to any Purchaser or any Governmental Authority for the account of any Purchaser pursuant to subsection 2.23, then such Purchaser shall use reasonable efforts to designate a different lending office for funding or booking its purchases hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Purchaser, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to subsection 2.22 or 2.23, as the case may be, in the future and (ii) would not subject such Purchaser to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Purchaser. The Seller hereby agrees to pay all reasonable costs and expenses incurred by any Purchaser in connection with any such designation or assignment.

                  (b) If any Purchaser requests compensation under subsection 2.22, or if the Seller is required to pay any additional amount to any Purchaser or any Governmental Authority for the account of any Purchaser pursuant to subsection 2.23, or if any Purchaser defaults in its obligation hereunder to make purchases or maintain its proportionate share of the Outstanding Purchase Price or if at any time after the Effective Date any Purchaser shall cause the Managing Facility Agent to notify the Seller and the Servicer of a Prohibited Jurisdiction, then the Seller may, at its sole expense and effort, upon notice to such Purchaser and the Managing Facility Agent, require such Purchaser to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in subsection 11.6), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Purchaser, if a Purchaser accepts such assignment); provided that (i) the Seller shall have received the prior
                  --------
written consent of the Managing Facility Agent, which consent shall not unreasonably be withheld, (ii) such Purchaser shall have received payment of an amount equal to such Purchaser's Outstanding Purchase Price, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Seller (in the case of all other amounts), (iii) in the case of any such assignment resulting from a claim for compensation under subsection 2.22 or payments required to be made pursuant to subsection 2.23, such assignment will result in a reduction in such compensation or payments and (iv) in the case of any such assignment resulting from a request to add an additional Prohibited Jurisdiction, such assignee will not request that such

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                                                                              70

jurisdiction be so categorized. A Purchaser shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Purchaser or otherwise, the circumstances entitling the Seller to require such assignment and delegation cease to apply.

                  2.27 Designation of Affiliate Receivables and Foreign
                       ------------------------------------------------
Receivables. (a) Each Affiliate Receivable and each Foreign Receivable (other
-----------
than L/C Receivables, Unsecured Foreign Receivables and Existing Receivables) shall be designated as a Certified Foreign Receivable or an Uncertified Foreign Receivable in accordance with this subsection 2.27.

                  Except as provided in subsections 2.27(c) and (d) below, no less than 45 days prior to the Settlement Date on which the Seller proposes to sell or substitute an Affiliate Receivable or Foreign Receivable (other than a L/C Receivable), the Seller shall deliver to the Servicer the following:

                       (i) with respect to each such Foreign Receivable other than a Lease Receivable with a Foreign Obligor,

                       (A) the form(s) of Foreign Assignment(s) with respect to the Financed Aircraft related to such Receivable, which Foreign Assignment(s) shall be effective to perfect (A) the Lien granted by the Obligor thereon in favor of Raytheon Credit, (B) the assignment thereof by Raytheon Credit in favor of the Seller and (C) the assignment of such Lien by the Seller in favor of the Administrative Agent, in each case, in all respects reasonably satisfactory in form and substance to the Managing Facility Agent and its counsel,

                       (B) the forms of all other filings and recordings (including, without limitation, any UCC filings with filing offices in the jurisdictions listed on Schedule II) necessary or advisable, in the opinion of the Managing Facility Agent after consultation with its counsel or the Servicer, to perfect the Purchasers' first priority ownership or security interests in and to such Foreign Receivable and the related Contracts and Financed Aircraft and the Collections with respect thereto, and

                       (C) (x) a form of legal opinion of counsel (a copy of which shall be delivered to the Managing Facility Agent) admitted to practice in the foreign jurisdiction in which the related Foreign Obligor is located (within the meaning of Section 9-307 of the New York UCC), addressed to the Managing Facility Agent, the Co-Administrative Agents and the Purchasers (1) to the effect that (x) the Lien granted by the Obligor in favor of Raytheon Credit in the related Financed Aircraft constitutes a duly perfected, first priority Lien thereon, (y) each of the assignment of such Lien by Raytheon Credit to the Seller and by the Seller in favor of the Administrative Agent (for the ratable benefit of the Purchasers) in the related Financed Aircraft constitutes (as of its effectiveness) a duly perfected, first priority Lien thereon (except as set forth in paragraph (l) of the definition of "Eligible Receivables") and (z) the assignment of such Foreign Receivable by Raytheon Credit to the Seller and by the Seller in favor of the Administrative Agent (for the ratable benefit of the Purchasers) constitutes (as of its

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                                                                              71

                  effectiveness) a duly perfected, first priority Lien thereon (except for Permitted Receivables Liens) and (2) covering such other matters as the Managing Facility Agent shall reasonably request, and in all respects satisfactory in form and substance to the Managing Facility Agent and its counsel, or

                  (y) if the Obligor of such Receivable is located (within the meaning of Section 9-307 of the New York UCC) in a jurisdiction covered by a previously delivered and accepted (by the Managing Facility Agent on behalf of the Purchasers) legal opinion, a form of certificate of a Responsible Officer of the Seller which represents and warrants to the Managing Facility Agent, for the benefit of the Purchasers, that the Seller has taken all actions specified in such previously delivered opinion and all other actions known to the Seller to ensure that the Liens referenced in clause (A) of this paragraph (i) are enforceable and have been duly perfected to the same extent as set forth in such previously delivered and accepted legal opinion;

                       (ii) with respect to each such Foreign Receivable which is a Registerable Lease Receivable with a Foreign Obligor,

                       (A) the form of FAA Assignment with respect to the Financed Aircraft related to such Receivable, which FAA Assignment shall be effective to perfect the Lien granted by the Seller thereon in favor of the Administrative Agent, in each case, in all respects reasonably satisfactory in form and substance to the Managing Facility Agent and its counsel,

                       (B) the forms of all other filings and recordings (including, without limitation, any UCC filings with filing offices in the jurisdictions listed on Schedule II) necessary or advisable, in the opinion of the Managing Facility Agent after consultation with its counsel or the Servicer, to perfect the Purchasers' first priority ownership or security interests in and to such Foreign Receivable and the related Contracts and Financed Aircraft and the Collections with respect thereto, and

                       (C) (x)(1) a form of legal opinion of special FAA counsel to the Seller to the effect that (A) the Lien granted by the Seller in favor of the Administrative Agent (for the ratable benefit of the Purchasers) in the related Financed Aircraft constitutes a duly perfected, first priority Lien thereon (except as set forth in paragraph (l) of the definition of "Eligible Receivables") and (B) the assignment of such Foreign Receivable by the Seller in favor of the Administrative Agent (for the ratable benefit of the Purchasers) constitutes a duly perfected, first priority Lien thereon (except for Permitted Receivables Liens) and (2) a form of legal opinion of counsel (a copy of which shall be delivered to the Managing Facility Agent) admitted to practice in the foreign jurisdiction in which the related Foreign Obligor is located (within the meaning of Section 9-307 of the New York UCC), addressed to the Managing Facility Agent, the Co-Administrative Agents and the Purchasers to the effect that the assignment of such Foreign Receivable by the Seller in favor of the Administrative Agent (for the ratable benefit of the

                  Purchasers) constitutes a duly perfected, first priority Lien thereon (except for Permitted Receivables Liens); each such opinion shall also cover such other matters as the Managing Facility Agent shall reasonably request, and shall be in all respects satisfactory in form and substance to the Managing Facility Agent and its counsel, or

                  (y) if the Foreign Obligor of such Foreign Receivable is so located in a jurisdiction covered by a previously delivered and accepted (by the Managing Facility Agent on behalf of the Purchasers) legal opinion of foreign counsel (as described in clause (C)(x) above), a form of certificate of a Responsible Officer of the Seller which represents and warrants to the Managing Facility Agent, for the benefit of the Purchasers, that the Seller has taken all actions specified in such previously delivered opinion and all other actions known to the Seller to ensure that the assignment of the Foreign Receivable is enforceable and has been duly perfected to the same extent as set forth in such previously delivered and accepted legal opinion;

                       (iii) with respect to each such Foreign Receivable which is a Lease Receivable with a Foreign Obligor, but is not a Registerable Lease Receivable,

                       (A) the form of Foreign Assignment with respect to the Financed Aircraft related to such Receivable, which Foreign Assignment shall be effective to perfect the Lien granted thereon by the Seller in favor of the Administrative Agent for the ratable benefit of the Purchasers, in each case, in all respects reasonably satisfactory in form and substance to the Managing Facility Agent and its counsel,

                       (B) the forms of all other filings and recordings (including, without limitation, any UCC filings with filing offices in the jurisdictions listed on Schedule II) necessary or advisable, in the opinion of the Managing Facility Agent after consultation with its counsel or the Servicer, to perfect the Purchasers' first priority ownership or security interests in and to such Foreign Receivable and the related Contracts and Financed Aircraft and the Collections with respect thereto, and

                       (C) (x) a form of legal opinion of counsel (a copy of which shall be delivered to the Managing Facility Agent) admitted to practice in the foreign jurisdiction in which the related Foreign Obligor is located (within the meaning of Section 9-307 of the New York UCC), addressed to the Managing Facility Agent, the Co-Administrative Agents and the Purchasers (1) to the effect that (A) the Lien granted by the Seller in favor of the Administrative Agent (for the ratable benefit of the Purchasers) in the related Financed Aircraft constitutes a duly perfected, first priority Lien thereon (except as set forth in paragraph (l) of the definition of "Eligible Receivables"), (B) the assignment by the Seller in favor of the Administrative Agent (for the ratable benefit of the Purchasers) of such Receivable constitutes a duly perfected, first priority Lien thereon (except for Permitted Receivables Liens) and (2) covering such other matters as the

                  Managing Facility Agent shall reasonably request, and in all respects satisfactory in form and substance to the Managing Facility Agent and its counsel, or

                  (y) if the Foreign Obligor of such Foreign Receivable is so located in a jurisdiction covered by a previously delivered and accepted (by the Managing Facility Agent on behalf of the Purchasers) legal opinion, a form of certificate of a Responsible Officer of the Seller which represents and warrants to the Managing Facility Agent, for the benefit of the Purchasers, that the Seller has taken all actions specified in such previously delivered opinion and all other actions known to the Seller to ensure that the Liens referenced in clause (C)(x)(1)(A) and (B) of this paragraph
                  (iii) are enforceable and have been duly perfected to the same extent as set forth in such previously delivered and accepted legal opinion;

provided, however, that notwithstanding the provisions of this subsection
--------
2.27(a)(iii), the Seller may, at its option, decline to perform any of the requirements of this subsection 2.27(a)(iii) with respect to any Uncertified Lease Receivable; and

                       (iv)     with respect to each Affiliate Receivable,

                       (A) the form(s) of Foreign Assignment(s) with respect to the Financed Aircraft related to such Receivable, which Foreign Assignment(s) shall be effective to perfect (A) the Lien granted thereon by the Affiliate Obligor in favor of Raytheon Credit, (B) an assignment of such Lien by Raytheon Credit in favor of the Seller and (B) an assignment of such Lien by the Seller in favor of the Administrative Agent for the ratable benefit of the Purchasers, in each case, in all respects reasonably satisfactory in form and substance to the Managing Facility Agent and its counsel,

                       (B) the forms of all other filings and recordings (including, without limitation, any UCC filings with filing offices in the jurisdictions listed on Schedule II) necessary or advisable, in the opinion of the Managing Facility Agent after consultation with its counsel or the Servicer, to perfect (A) Raytheon Credit's first priority perfected interest in the Applicable Lease related thereto, the Financed Aircraft and the Collections with respect thereto, (B) the assignment by Raytheon Credit of such Affiliate Receivable and Raytheon Credit's interest in the Applicable Lease related thereto, the Financed Aircraft and the Collections with respect thereto to the Seller and (C) the Purchasers' first priority ownership or security interests in and to such Affiliate Receivable and the related Contracts and Financed Aircraft and the Collections with respect thereto, and

                       (C) (x) a form of legal opinion of counsel (a copy of which shall be delivered to the Managing Facility Agent) admitted to practice in the foreign jurisdiction in which the related Unaffiliated Foreign Lessee is located (within the meaning of Section 9-307 of the New York UCC), addressed to the Managing Facility Agent, the Co-Administrative Agents and the Purchasers (1) to the effect that (A) the Lien in favor of Raytheon Credit in the related Financed Aircraft constitutes a duly perfected, first priority Lien thereon (except as set forth in paragraph (l) of the definition of "Eligible Receivables"),
                  (B) the assignment by Raytheon Credit in favor of the Seller of such Affiliate Receivable and Raytheon Credit's interest in the Applicable Lease related thereto, the Financed Aircraft and the Collections with respect thereto constitutes a duly perfected assignment thereof and (C) the assignment thereof by the Seller in favor of the Administrative Agent, for the ratable benefit of the Purchasers of such Affiliate Receivable, constitutes a duly perfected, first priority Lien thereon (except for Permitted Receivables Liens and except as set forth in paragraph (l) of the definition of "Eligible Receivables") and (2) covering such other matters as the Managing Facility Agent shall reasonably request, and in all respects satisfactory in form and substance to the Managing Facility Agent and its counsel, or

                  (y) if the Unaffiliated Foreign Lessee of such Affiliate Receivable is so located in a jurisdiction covered by a previously delivered and accepted (by the Managing Facility Agent on behalf of the Purchasers) legal opinion, a form of certificate of a Responsible Officer of the Seller which represents and warrants to the Managing Facility Agent, for the benefit of the Purchasers, that the Seller has taken all actions specified in such previously delivered opinion and all other actions known to the Seller to ensure that the Liens referenced in clause (C)(x)(1)(A), (B) and (C) of this paragraph (iv) are enforceable and have been duly perfected to the same extent as set forth in such previously delivered and accepted legal opinion.

                  (b) Except as provided in subsection 2.27(c) below, within 30 days of receipt of such forms of assignment, legal opinions and other specified documents, the Servicer shall notify the Seller whether or not the related Affiliate Receivables and Foreign Receivables will, subject to the satisfaction of the conditions specified in subsection 5.2(e), constitute Certified Foreign Receivables, Uncertified Foreign Receivables or Ineligible Receivables. Subject to the satisfaction of the conditions specified in subsection 5.2(e), such designation will be applied from and after the date of such notification. In the absence of such notification, such Receivable shall constitute an Uncertified Foreign Receivable, provided, however, that at any time thereafter, the Seller
                    --------  -------
may request that the Servicer determine whether any Uncertified Foreign Receivable due to a change of circumstance is eligible to qualify as a Certified Foreign Receivable. Within 45 days of receipt of such request (or such shorter period as shall be reasonably practicable) the Servicer shall determine the eligibility of the Uncertified Foreign Receivable referred to above to qualify as a Certified Foreign Receivable in accordance with the provisions of this subsection 2.27 and notify the Seller.

                  (c) Notwithstanding the foregoing, but subject to the further provisions of this subsection 2.27(c) and the provisions of subsection 2.27(d), on the Closing Date Existing Certified Receivables shall be designated Certified Foreign Receivables hereunder. Within 180 days of the Closing Date (such date, the "Certified Opinion Delivery Date"), the Seller shall deliver to the Old
    --------------------------------
Administrative Agent, with respect to each Existing Certified Receivable, a form of legal opinion of counsel (satisfactory to the Old Administrative Agent) admitted to practice in the foreign jurisdiction in which the related Unaffiliated Foreign Lessee is located (within the meaning of Section 9-103 of the New York UCC as in effect at such time), addressed to the Old Administrative Agent and the Purchasers (x) to the effect that no further action need be taken in order to (1) perfect the transfer by Raytheon Credit to the Seller of such Existing

Certified Receivable, the related Financed Aircraft and Applicable Lease (if applicable) and Collections thereon in accordance with the Intercompany Purchase Agreement and (2) continue the Lien in favor of the Administrative Agent of such Existing Certified Receivable, the related Financed Aircraft and Applicable Lease (if applicable) and Collections thereon as a duly perfected Lien having the same priority as in effect immediately prior to the Effective Date and (y) if any actions had been required in order to render the opinions set forth in clause (x), setting forth such actions and (z) covering such other matters as the Old Administrative Agent shall reasonably request, which opinion shall be in all respects satisfactory in form and substance to the Old Administrative Agent and its counsel.

                  (d) On the first Settlement Date (other than a Special Settlement Date) following the Certified Opinion Delivery Date, the Seller shall repurchase from the Purchasers and the Purchasers agree to sell to the Seller on such date in accordance with the terms hereof, each Existing Certified Receivable and each Existing GA Receivable (the Foreign Obligor of which is located in Canada, France or Australia) as to which the Purchasers shall not have received a legal opinion to the effect set forth in subsection 2.27(c) hereof. Subject to subsections 2.13 and 2.15(b), the Seller shall make such repurchase by depositing in the Concentration Account cash an amount for each such Receivable equal to the amount set forth in clause (a) of the definition of "Repurchase Price", calculated at the date such deposit is made, except to the extent (without duplication) of any payment made pursuant to subsection 2.18, for the Settlement Period during which such interest accrued and was not paid by the Foreign Obligor under the related Contract. The amount of any such deposit shall be applied and distributed in accordance with subsections 2.15 and 2.16. Except as provided in subsection 9.1, the sole obligation of the Seller with respect to a Receivable of the type described in this subsection 2.27(d) shall be the requirement to repurchase or substitute for such Receivable pursuant to this subsection 2.27(d).

     SECTION 3.  THE SERVICER AND SERVICING OF PURCHASED RECEIVABLES

                  3.1 Designation of Servicer; Removal. (a) The servicing,
                      ---------------------------------
administering and collection of Purchased Receivables shall be conducted by such Person (the "Servicer") so designated from time to time in accordance with this
             --------
subsection 3.1. Until the Required Purchasers give notice to the Seller of the designation of a new Servicer pursuant to subsection 3.1(b), Raytheon Credit is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer for the Purchased Receivables sold hereunder. The Servicer may, with the prior consent of the Required Purchasers, subcontract with any other Person to perform, in accordance with applicable laws, the servicing, administering or collecting of Purchased Receivables, provided that the Servicer
                                                      --------
shall remain liable for the performance of the duties and obligations of the Servicer pursuant to the terms hereof. With respect to the Existing Receivables, the capacity of the Servicer shall be a continuation by Raytheon Credit of its capacity as Servicer under and as defined in each of the Existing Agreements.

                  (b) At any time after the occurrence and during the continuance of a Specified Amortization Event, the Required Purchasers may remove Raytheon Credit (or any successor Servicer) as the Servicer and appoint as a successor Servicer any Person to succeed Raytheon Credit (or any successor Servicer) as Servicer, on the condition that such successor Servicer agrees to perform the duties and obligations of the Servicer pursuant to the terms hereof. Any such removal of Raytheon Credit (or any successor Servicer) as the Servicer shall not become effective until such successor Servicer accepts its appointment and agrees to be bound by the terms and conditions of this Agreement with respect to the Servicer in a writing satisfactory in form and substance to the Managing Facility Agent and the Required Purchasers. The Servicer agrees to cooperate with the Managing Facility Agent, the Purchasers and any successor Servicer if the Servicer is terminated under this Agreement, including transferring to the successor Servicer all cash amounts or documents or instruments relating to the Purchased Receivables held by the Servicer at the time of its removal.

                  (c) The authorization of the Servicer under this Agreement shall terminate when all the obligations under this Agreement have been paid in full.

                  3.2 Duties of Servicer. (a) The Servicer shall take or cause
                      ------------------
to be taken all such actions as may be necessary or advisable to administer, service and collect each Purchased Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and solely in accordance with the Credit and Collection Policy. The Seller, the Managing Facility Agent and each Purchaser each agrees that the Servicer may enforce its rights and interests in and under the Purchased Receivables and the Contracts and with respect to the Financed Aircraft. The Servicer shall remit Collections in accordance with subsections 2.14 and 2.15(a) and until such remittances are made, in the circumstance described in Section 2.15(a), without regard to the proviso, shall hold such Collections in trust for the account of the Purchasers. The Servicer may not extend, amend or otherwise modify the terms of any Purchased Receivable, or amend, modify or waive any term or condition of any Contract related thereto, or extend, amend or otherwise modify the rights of the Seller except (i) in accordance with subsection 7.1(b) and (ii) if the Servicer is not then Raytheon Credit, with the Seller's prior consent. No Servicer (if not Raytheon Credit) may commence or settle any legal action to enforce collection of any Purchased Receivable without the prior consent of the Required Purchasers. The Seller shall deliver to the Servicer (if not the Seller) all computer tapes or disks and, upon the Managing Facility Agent's request, all documents, instruments or other records which evidence or relate to Purchased Receivables (the foregoing, the "Contract Files").

                  (b) The Servicer (if not Raytheon Credit) shall as soon as practicable following receipt turn over to the Seller or any other party entitled thereto the Collections on any Receivable which is not a Purchased Receivable less all reasonable and appropriate out-of-pocket costs and expenses of the Servicer of servicing, collecting and administering such Receivable to the extent not covered by the Servicing Fee received by it. The Servicer, if other than the Seller, shall as soon as practicable upon demand deliver to the Seller all documents, instruments and records in its possession which evidence or relate to Receivables other than Purchased Receivables, and copies of documents, instruments and records in its possession which evidence or relate to Receivables other than Purchased Receivables. The Servicer unconditionally and absolutely agrees to take any and all action requested by the Managing Facility Agent in connection with the exercise by the Managing Facility Agent and the Purchasers of their rights under subsection 8.2, 11.11, 11.12 or 11.13.

                  (c) With respect to any L/C Receivable the related letter of credit of which expires on the last date of the Contract related thereto, the Servicer shall prepare any drawing request required under such letter of credit and, if the payment due under such Contract is not made by the drawing deadline under such letter of credit, the Servicer shall make a drawing thereunder. Further, if the expiration date of any letter of credit related to any L/C Receivable is not extended when a Principal Balance of such Receivable remains outstanding, the Servicer shall, or shall cause the Seller or Raytheon Credit to, draw the aggregate available amount under such letter of credit prior to the expiration thereof.

                  3.3     Servicer Reports. The Servicer shall deliver to the
                          ----------------
Managing Facility Agent, with sufficient copies for each Purchaser:

                  (a) Within 45 days after the end of each of the first three fiscal quarters of the Servicer, beginning with the first such quarter to end after the Closing Date, a report with respect to such fiscal quarter, certified by a Responsible Officer (if the Seller is then the Servicer) or by the president or officer responsible for financial affairs of the Servicer, to the effect that the Servicer has reviewed its servicing, administration and collection of Purchased Receivables, Collections with respect thereto and the related Contracts and Financed Aircraft, that no errors and irregularities were detected with respect to such servicing, administration and collection and that such servicing, collection and administration was conducted in compliance with the applicable provisions of this Agreement; and

                  (b) Within 90 days after the last day of each fiscal year of the Servicer, a report of a firm of nationally recognized independent public accountants (which may also render other services to the Servicer, the Seller or Raytheon or any Affiliate thereof) to the effect that (i) such firm has made an examination, in accordance with attestation standards established by the American Institute of Certified Public Accountants, of management's assertion that the Servicer's Receivables Administration Department maintained effective internal control over financial reporting as of the most recent fiscal year based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) and (ii) such firm has performed the procedures set out in Exhibit K (agreed upon procedures relating to Settlement Statements and receivables files).

                  3.4 Servicing Fee. As compensation for its servicing
                      -------------
activities hereunder and reimbursement for its reasonable fees, disbursements and expenses incurred in connection with its activities hereunder, the Servicer shall be entitled to receive a per annum servicing fee of .85% of the Outstanding Purchase Price, payable monthly in arrears on each Settlement Date (other than a Special Settlement Date) in respect of the Outstanding Purchase Price at the end of the Accrual Period preceding the Settlement Date on which the Servicing Fee is paid. The Servicing Fee shall be calculated on the basis of a 360-day year for the actual number of days elapsed during such Accrual Period.

                  3.5 Merger or Consolidation of, or Assumption of the
                      ------------------------------------------------
Obligations of, the Servicer. The Servicer shall not consolidate with or merge
----------------------------
into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                       (i) the Person formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be, if the Servicer is not the surviving entity, organized and existing under the laws of the United States of

                  America or any State or the District of Columbia and shall expressly assume, by an agreement in form reasonably satisfactory to the Managing Facility Agent and the Required Purchasers, the performance of every covenant and obligation of the Servicer hereunder, and shall benefit from all the rights granted to the Servicer, as applicable hereunder;

                       (ii) the Servicer has delivered to the Managing Facility Agent a certificate of the Chief Financial Officer or President thereof and an opinion of counsel (which counsel shall be reasonably satisfactory to the Managing Facility Agent) each stating that such consolidation, merger, conveyance or transfer and such agreement comply with this
                  Section 3.5 and that all conditions precedent herein provided for relating to such transaction have been complied with and, in the case of the opinion of counsel, that such agreement is legal, valid and binding with respect to the Servicer; and

                       (iii) after giving effect thereto, no Amortization Event
                  shall have occurred and be continuing.

                  3.6 Limitation on Liability of the Servicer and Others.
                      ---------------------------------------------------
Neither the Servicer (except as otherwise provided herein) nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Managing Facility Agent, the Co-Administrative Agents or the Purchasers or any other Person for any action taken or for refraining from the taking of any action pursuant to this Agreement whether arising from express or implied duties under this Agreement; provided, however, that this provision
                                     --------  -------
shall not protect the Servicer against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of its willful misconduct hereunder or by reason of Section 3.7. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

                  3.7 Indemnification of the Seller, the Managing Facility
                      ----------------------------------------------------
Agent, the Administrative Agent, the Co-Administrative Agents and each
----------------------------------------------------------------------
Purchaser. The Servicer shall indemnify and hold harmless the Seller, the
---------
Managing Facility Agent, the Administrative Agent and each Purchaser from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions of the Servicer with respect to activities of the Seller or the Purchasers for which the Servicer is responsible pursuant to this Agreement, including those arising from acts or omissions of the Servicer pursuant to this Agreement, including, but not limited to any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim. Notwithstanding the foregoing, (i) the Servicer shall not indemnify the Seller, the Managing Facility Agent, the Administrative Agent, any Co-Administrative Agent or any Purchaser if such acts, omissions or alleged acts constitute fraud, gross negligence or breach of fiduciary duty by such Person; (ii) the Servicer shall not indemnify the Seller, the Managing Facility Agent, the Administrative Agent, the Co-Administrative Agents or any Purchaser for any liabilities, costs or expenses with respect to any action taken by or at the request of any Purchasers, the Managing Facility Agent, the Administrative Agent, any Co-Administrative Agent, any Co-Agent or any Agent;
(iii) the Servicer shall not indemnify the

Seller, the Managing Facility Agent, the Administrative Agent, the Co-Administrative Agents or any Purchaser as to any losses, claims or damages incurred by any of them in their capacities as investors, including without limitation losses incurred as a result of Defaulted Receivables which are written off as uncollectible; and (iv) the Servicer shall not indemnify the Seller, the Managing Facility Agent, the Administrative Agent, the Co-Administrative Agents or any Purchaser for any liabilities, costs or expenses of any such Person arising under any tax law, including without limitation any federal, state or local income or franchise taxes or any other tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith) required to be paid by any such Person in connection herewith to any taxing authority. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof.

                  The obligations of the Servicer under this subsection 3.7 shall survive the payment in full of the obligations hereunder.

                  3.8 The Servicer Not to Resign. The Servicer shall not resign
                      --------------------------
from the obligations and duties hereby imposed on it except upon determination that (i) the performance of its duties hereunder is or becomes impermissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (i) above by an opinion of counsel (satisfactory to the Managing Facility Agent and its counsel) to such effect delivered to the Managing Facility Agent. No such resignation shall become effective until a successor Servicer shall have assumed the responsibilities and obligations of the Servicer hereunder. Any delegation of duties permitted under subsection 3.1 shall not relieve the Servicer of its liability and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of this subsection 3.8.

                  3.9 Access to Certain Documentation and Information Regarding
                      ---------------------------------------------------------
the Contracts. The Servicer shall provide to the Managing Facility Agent access
-------------
to the documentation regarding the Purchased Receivables (including the Contracts) and the related Financed Aircraft, such access being afforded without charge but only (i) upon reasonable request, (ii) during normal business hours,
(iii) subject to the Servicer's normal security and confidentiality procedures and (iv) at offices designated by the Servicer.

                  3.10 Marking of Records. The Servicer shall mark the Contract
                       ------------------
files with a legend (or, in the case of computer tapes and disks, other appropriate electronic mark or tag) that such Purchased Receivables have been sold to the Managing Facility Agent and each Purchaser.

                  3.11 Additional Covenants of the Servicer. The Servicer hereby
                       ------------------------------------
covenants that:

                  (a)      Contract Files. The Servicer will, at its own cost
                           --------------
         and expense, maintain all Contract files in its possession in trust for the Seller, the Managing Facility Agent and the Purchasers and in accordance with the Credit and Collection Policy and customary standards in the aircraft finance industry. Without limiting the generality of the preceding sentence, the Servicer will not dispose of any such items in any manner which is inconsistent with the performance of its obligations as the Servicer pursuant to this

         Agreement and will not dispose of any Contract except as contemplated by this Agreement.

                  (b) Compliance with Law. The Servicer will comply, in all
                      -------------------
         material respects, with all laws and regulations of any Governmental Authority applicable to the Servicer, the Contracts related to the Purchased Receivables, the related Financed Aircraft and the Contract Files or any part thereof; provided that the Servicer may contest any
                                    --------
         such law or regulation in any reasonable manner which will not materially and adversely affect the value of (or the rights of the Managing Facility Agent or the Purchasers, with respect to) the Purchased Receivables and related Financed Aircraft.

                  (c) Preservation of Security Interest. The Servicer will
                      ---------------------------------
         execute and file such financing and continuation statements and any other documents reasonably requested by the Managing Facility Agent to be filed or which may be required by any law or regulation of any Governmental Authority to preserve and protect fully the interest of the Managing Facility Agent and the Purchasers in, to and under the Purchased Receivables and related Financed Aircraft (in each case as contemplated by the other provisions of this Agreement).

                  (d) Obligations with Respect to Contracts; Modifications. The
                      ----------------------------------------------------
         Servicer will duly fulfill and comply with, in all material respects, all obligations on the part of the Seller to be fulfilled or complied with under or in connection with each Contract related to Purchased Receivables and will do nothing to impair the rights of the Administrative Agent or the Purchasers in, to and under the Purchased Receivables and the related Financed Aircraft. The Servicer will perform such obligations under the Contracts and will not change or modify the Contracts, except as otherwise provided in subsection 7.1(b)(iv) of this Agreement.

                  (e) No Bankruptcy Petition. Prior to the date that is one year
                      ----------------------
         and one day after the payment in full of all amounts owing hereunder, the Servicer will not institute against the Seller, or join any other Person in instituting against the Seller, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 3.11(e) will survive the termination of this Agreement.

                    SECTION 4.  REPRESENTATIONS AND WARRANTIES

                  4.1 Representations and Warranties Relating to the Seller. To
                      -----------------------------------------------------
induce the Purchasers to enter into this Agreement and to purchase the Receivables the Seller hereby represents and warrants to the Managing Facility Agent and each Purchaser on the date hereof, on the Amendment Effective Date and (except as provided in subsection 4.1(j)) on each Settlement Date (including each Special Settlement Date) on which a purchase or substitution is made that:

                  (a)     Corporate Existence; Compliance with Law. The Seller
                          ----------------------------------------
         (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (iii) is duly qualified and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except to the extent that failure so to qualify could not reasonably be expected to have a Material Adverse Effect and (iv) is in compliance with all Requirements of Law (whether or not the determination of any arbitrator, court or other Governmental Authority has been appealed and is final) except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (b)     Corporate Power; Authorization; Enforceable
                          -------------------------------------------
         Obligations. The Seller has the corporate power and authority, and the
         -----------
         legal right, to execute and deliver, and to perform its obligations under, this Agreement, each Assignment, each FAA Assignment and each Foreign Assignment and to sell or substitute the Receivables hereunder, to grant and assign the Liens as contemplated herein and has taken all necessary corporate action to authorize the sales, purchases and substitutions and the granting and assigning of Liens in connection therewith on the terms and conditions of this Agreement and to authorize the execution, delivery and performance of this Agreement and each other Purchase Document to which it is a party. No consent or authorization of, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the sales, purchases and substitutions to be made hereunder, the granting and assignment of Liens in connection therewith or with the execution, delivery, performance, validity or enforceability of this Agreement or any other Purchase Document to which it is a party. This Agreement has been, and each Assignment, FAA Assignment and Foreign Assignment will be, duly executed and delivered on behalf of the Seller. This Agreement constitutes, and each Assignment, FAA Assignment and Foreign Assignment when executed and delivered will constitute, a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  (c)     No Legal Bar. Each sale and purchase and each
                          ------------
         substitution to be made hereunder, the use of the proceeds of any such purchase and sale, each granting or assigning of the Liens in connection with any such purchase and sale or substitution and the execution, delivery and performance of this Agreement and each other Purchase Document to which it is a party will not violate the Seller's certificate of incorporation or by-laws or any Requirement of Law (including, but not limited to, bulk transfer or similar statutory provisions in effect in any applicable jurisdiction) or Contractual Obligation of the Seller and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to the Seller's certificate of incorporation or by-laws or any such Requirement of Law or Contractual Obligation, other than the Liens in favor of the Administrative Agent and the Purchasers created hereby.

                  (d)     No Material Litigation. No litigation, investigation
                          ----------------------
         or proceeding of or before any arbitrator or Governmental Authority is pending by or against the Seller or, to the

         Seller's knowledge, pending against RAC, or threatened by or against the Seller or RAC, or against any of their respective properties or revenues (i) with respect to this Agreement or any other Purchase Document to which the Seller is a party or any of the transactions contemplated hereby or thereby or (ii) which could reasonably be expected to have a Material Adverse Effect.

                  (e)     No Default. Neither the Seller nor, to the Seller's
                          ----------
         knowledge, RAC is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect.

                  (f)     Federal Regulations. No part of the proceeds of any
                          -------------------
         purchase will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect or for any purpose which violates the provisions of the Regulations of such Board of Governors. If requested by any Purchaser or the Managing Facility Agent, the Seller will furnish to the Managing Facility Agent and each Purchaser a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U.

                  (g)     ERISA. During the five-year period prior to the date
                          -----
         on which this representation is made or deemed made with respect to any Plan, each Plan has complied in all material respects with the applicable provisions of ERISA and the Code and neither the Seller nor any Commonly Controlled Entity has incurred any liability with respect to any Plan (other than contributions and payments required to be made in a timely fashion under the terms of such Plan which were so made), where a failure to comply or such liability could reasonably be expected to have a Material Adverse Effect. Neither the Seller nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Seller or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made which could reasonably be expected to have a Material Adverse Effect.

                  (h)     Investment Company Act; Other Regulations. The Seller
                          -----------------------------------------
         is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. The Seller is not subject to regulation under any Federal or State statute or regulation which limits its ability to incur indebtedness.

                  (i)     Place of Business. The Seller is organized under the
                          -----------------
         laws of the State of Kansas. The chief place of business and chief executive office of the Seller and the offices where the Seller keeps all its books, records and documents evidencing the Purchased Receivables and the related Contracts are located at the address of the Seller referred to in subsection 11.2 (or, in the case of books, records and documents evidencing the Purchased Receivables, at such other locations, notified to the Managing Facility Agent in accordance with subsection 11.2, in jurisdictions where all action required by subsection 6.1(l) has been taken and completed).

                  (j)     Information. All information set forth in the
                          -----------
         Syndication Materials is accurate in all material respects on and as of the Amendment Effective Date and does not contain any untrue statement of a material fact or omit to state any material fact of which the Seller knows or should have known which is necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.

                  4.2 Representations and Warranties Relating to the
                      ----------------------------------------------
Receivables. To induce the Purchasers to purchase the Receivables the Seller
-----------
hereby represents and warrants to the Managing Facility Agent and each Purchaser with respect to Receivables being purchased or substituted on each Settlement Date (including each Special Settlement Date) or the Closing Date that:

                  (a)     Eligible Receivables. Each Purchased Receivable is on
                          --------------------
         its date of purchase or substitution hereunder an Eligible Receivable.

                  (b)     Ownership or Perfected First Security Interest. Upon
                          ----------------------------------------------
         each purchase or substitution, the Purchasers will acquire a valid and perfected first priority ownership or security interest in each Purchased Receivable, the Collections with respect thereto and each related Contract and, except with respect to any Unsecured Receivable described in clause (i), (iii) or (v) of the definition of "Unsecured Receivable", the related Financed Aircraft, free and clear of any Lien other than (i) with respect to such Purchased Receivable and the related Contracts, the Lien in favor of the Administrative Agent for the ratable benefit of the Purchasers and any Permitted Receivable Lien on such Purchased Receivable and related Contracts, (ii) solely with respect to a Financed Aircraft, (u) the Lien created by the Obligor (including an Affiliate Obligor) in favor of Raytheon Credit and assigned to the Seller, (v) with respect to Existing Certified Receivables, prior to the Certified Opinion Delivery Date, the Lien created by the Obligor in favor of Raytheon Credit (but solely to the extent a filing is required in a foreign jurisdiction to transfer such Lien to the Seller and such filing has not been made), (w) with respect to all Existing Receivables, prior to the FAA Filing Date, the Lien created by the Obligor in favor of Raytheon Credit (but solely to the extent a filing is required with the FAA to transfer such Lien to the Seller and such filing has not been made), (x) the assignment of each such Lien by the Seller in favor of the Administrative Agent for the ratable benefit of the Purchasers or (y) solely with respect to a Lease Receivable, the Lien created by the Seller in favor of the Administrative Agent for the ratable benefit of the Purchasers, and
         (iii) any Permitted Aircraft Lien on such Financed Aircraft; and no effective document or instrument covering any Purchased Receivable or Collections with respect thereto or the related Contract(s) or Financed Aircraft is on file or of record in any recording office (including, but not limited to, the FAA Registry or the comparable registry with respect to any Foreign Receivable (excluding any L/C Receivable)) except (1) the filings with the appropriate foreign registry with respect to Affiliate Receivables in order to perfect the Lien in favor of the Seller in the Applicable Leases and Financed Aircraft related to such Affiliate Receivables and (2) the filing with the FAA Registry or the comparable registry with respect to any Foreign Receivable or any Affiliate Receivable (excluding any L/C Receivable) in order to perfect the Lien encumbering a Financed Aircraft and any related Applicable Leases which was granted by the related Obligor in favor of the Seller and (3) as may be filed in favor of the

         Administrative Agent for the ratable benefit of the Purchasers in accordance with this Agreement.

                  (c)     Assignment. The information set forth on Annex I to an
                          ----------
         Assignment, with respect to Eligible Receivables to be purchased or substituted on a Settlement Date or purchased on the Closing Date, is true and correct on and as of such Settlement Date or the Closing Date.

                  (d)     No Material Adverse Change. Since the date of the last
                          --------------------------
         Settlement Statement, there has been no material adverse change in the collectibility of the Purchased Receivables taken as a whole.

                  (e)     Substituted Receivables. If on any Settlement Date the
                          -----------------------
         Seller sells or substitutes less than substantially all the Eligible Receivables available for purchase or substitution on such Settlement Date, the Seller or the Servicer has not utilized any selection procedure intended to result in a selection of Purchased Receivables to be purchased or substituted on such Settlement Date which could be materially adverse to the rights of the Managing Facility Agent and the Purchasers as of such Settlement Date.

                  (f)     No Violation. Immediately following each purchase or
                          ------------
         substitution, the Seller will not have violated the limitations contained in subsection 2.7.

                  (g)     Entitlement to Section 1110 Benefits. With respect to
                          ------------------------------------
         each Purchased Receivable which is a Commuter Receivable (other than a Foreign Receivable and an Affiliate Receivable), Raytheon Credit or the Seller shall be entitled to the benefits of Section 1110 of the Bankruptcy Code (11 USC [sec]. 1110) with respect to each Contract and repossession of the related Financed Aircraft under which each such Purchased Receivable arises, and the Administrative Agent, for the ratable benefit of the Purchasers, pursuant to subsection 11.13, shall be entitled to such Section 1110 benefits of Raytheon Credit and the Seller after the occurrence and during the continuance of a Specified Amortization Event or in connection with any action taken pursuant to subsection 11.11(c) or subsection 11.12(b).

                  (h)     Stipulated Aircraft Value. The Stipulated Aircraft
                          -------------------------
         Value with respect to any Financed Aircraft as set forth in any lease Contract related to a Receivable at any time is equal to or greater than the Outstanding Balance of such Receivable at such time assuming all current payments are made.

                  (i)     Finance Charge Collections. The Finance Charge
                          --------------------------
         Collections have been calculated in compliance with the Credit and Collection Policy.

                  4.3 Representations and Warranties Relating to the Servicer.
                      --------------------------------------------------------
To induce the Purchasers to enter into this Agreement and to purchase the Receivables the Servicer hereby represents and warrants to the Managing Facility Agent and each Purchaser on the date hereof, on the Amendment Effective Date and (except as provided in subsection 4.3(i)) on each Settlement Date (including each Special Settlement Date) on which a purchase or substitution is made that:

                  (a)     Corporate Existence; Compliance with Law. The
                          ----------------------------------------
         Servicer (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (iii) is duly qualified and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except to the extent that failure so to qualify could not reasonably be expected to have a Material Adverse Effect and (iv) is in compliance with all Requirements of Law (whether or not the determination of any arbitrator, court or other Governmental Authority has been appealed and is final) except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (b)     Corporate Power; Authorization; Enforceable
                          -------------------------------------------
         Obligations. The Servicer has the corporate power and authority, and
         ------------
         the legal right, to execute and deliver, and to perform its obligations under, this Agreement and each other Purchase Document to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and each other Purchase Document to which it is a party. No consent or authorization of, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any other Purchase Document to which it is a party. This Agreement has been duly executed and delivered on behalf of the Servicer. This Agreement constitutes, and each other Purchase Document to which it is a party, when executed and delivered by it, will constitute, a legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  (c)     No Legal Bar. The execution, delivery and performance
                          ------------
         of this Agreement and each other Purchase Document to which it is a party will not violate the Servicer's certificate of incorporation or by-laws or any Requirement of Law (including, but not limited to, bulk transfer or similar statutory provisions in effect in any applicable jurisdiction) or Contractual Obligation of the Servicer and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to the Servicer's certificate of incorporation or by-laws or any such Requirement of Law or Contractual Obligation.

                  (d)     No Material Litigation. No litigation, investigation
                          ----------------------
         or proceeding of or before any arbitrator or Governmental Authority is pending by or against the Servicer or, to the Servicer's knowledge, pending against RAC, or threatened by or against the Servicer or RAC, or against any of their respective properties or revenues (i) with respect to this Agreement or any other Purchase Document to which the Servicer is a party or any of the transactions contemplated hereby or thereby or (ii) which could reasonably be expected to have a Material Adverse Effect.

                  (e)     No Default. Neither the Servicer nor, to the
                          ----------
         Servicer's knowledge, RAC is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect.

                  (f)     ERISA. During the five-year period prior to the date
                          -----
         on which this representation is made or deemed made with respect to any Plan, each Plan has complied in all material respects with the applicable provisions of ERISA and the Code and neither the Servicer nor any Commonly Controlled Entity has incurred any liability with respect to any Plan (other than contributions and payments required to be made in a timely fashion under the terms of such Plan which were so made), where a failure to comply or such liability could reasonably be expected to have a Material Adverse Effect. Neither the Servicer nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Servicer or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made which could reasonably be expected to have a Material Adverse Effect.

                  (g)     Investment Company Act; Other Regulations. The
                          -----------------------------------------
         Servicer is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. The Servicer is not subject to regulation under any Federal or State statute or regulation which limits its ability to incur indebtedness.

                  (h)     Place of Business. The "location" (as such term is
                          -----------------
         defined in Section 9-307 of the New York UCC), chief place of business and chief executive office of the Servicer and the offices where the Servicer keeps all its books, records and documents evidencing the Purchased Receivables and the related Contracts are located at the address of the Servicer referred to in subsection 11.2 (or, in the case of books, records and documents evidencing the Purchased Receivables, at such other locations, notified to the Managing Facility Agent in accordance with subsection 11.2, in jurisdictions where all action required by subsection 6.1(l) has been taken and completed).

                  (i)     Information. All information set forth in the
                          -----------
         Syndication Materials is accurate in all material respects on and as of the Amendment Effective Date and does not contain any untrue statement of a material fact or omit to state any material fact of which the Servicer knows or should have known which is necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.

                  SECTION 5.  CONDITIONS PRECEDENT

                  5.1 Conditions to Effectiveness. The effectiveness of this
                      ---------------------------
Agreement is subject to the satisfaction, of the following conditions precedent (the first date on which such conditions are satisfied, which shall be a Business Day, being herein called the "Amendment Effective Date"):
                                       ------------------------

                  (a)     Purchase and Other Documents. The Managing Facility
                          ----------------------------
         Agent shall have received, with a copy for each Purchaser, (i) this Agreement executed and delivered by a duly authorized officer of each party hereto and (ii) the Repurchase Agreement executed and delivered by a duly authorized officer of RAC and (iii) the Guarantee Reaffirmation executed and delivered by a duly authorized officer of Raytheon.

                  (b)     Corporate Proceedings and Contracts. The Managing
                          -----------------------------------
         Facility Agent shall have received, with a counterpart for each Purchaser, a copy of the resolutions, in form and substance satisfactory to the Managing Facility Agent, of the Boards of Directors of the Seller, Raytheon Credit, RAC and Raytheon authorizing, (i) in the case of the Seller, the execution, delivery and performance of this Agreement, (ii) in the case of Raytheon Credit, authorizing the execution and delivery of this Agreement, (iii) in the case of RAC, authorizing the execution and delivery of the Repurchase Agreement and
         (iv), in the case of Raytheon, acknowledging the execution and delivery of this Agreement and authorizing the execution and delivery of the Guarantee Reaffirmation, certified by the Secretary or an Assistant Secretary of the Seller, Raytheon Credit, RAC or Raytheon, as the case may be, as of the Amendment Effective Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded and shall be in form and substance satisfactory to the Managing Facility Agent.

                  (c)     Corporate Documents; Good Standing Certificates. The
                          -----------------------------------------------
         Managing Facility Agent shall have received, with a copy for each Purchaser, (i) true and complete copies of the certificate of incorporation and by-laws of each of the Seller, Raytheon Credit, RAC and Raytheon, certified by the Secretary or Assistant Secretary thereof as of the Amendment Effective Date as complete and correct copies thereof and (ii) good standing certificates with respect to Raytheon from the Secretary of State of the State of Delaware, with respect to Raytheon Credit from the Secretary of State of the State of Kansas, with respect to RAC from the Secretary of State of the State of Kansas and with respect to the Seller from the Secretary of State of the State of Kansas.

                  (d)     Evidence of Incumbency. The Managing Facility Agent
                          ----------------------
         shall have received, with a counterpart for each Purchaser, a certificate, in form and substance satisfactory to the Managing Facility Agent, of the Secretary or Assistant Secretary of each of the Seller, Raytheon Credit, RAC and Raytheon certifying as to the names and true signatures of the officers authorized on such Person's behalf to sign any of this Agreement, the Repurchase Agreement and the Guarantee Reaffirmation to which it is a party.

                  (e)     Officer's Certificates. The Managing Facility Agent
                          ----------------------
         shall have received, with a counterpart for each Purchaser, (i) certificates, in form and substance satisfactory to the Managing Facility Agent, of a vice president of each of the Seller, Raytheon, RAC and Raytheon Credit that the representations and warranties made by such Person in the Purchase Documents to which it is a party are true and correct on and as of the Amendment Effective Date as though made on and as of the Amendment Effective Date and (ii) a certificate of the Vice President and Treasurer of Raytheon setting forth in the certificate delivered on behalf of Raytheon the Debt Ratio on the last day of its fiscal quarter ending December 31, 2001, the Interest Coverage Ratio for the period of four consecutive fiscal quarters ending December 31, 2001 and calculations thereof in reasonable detail.

                  (f)     Legal Opinions. The Managing Facility Agent shall have
                          --------------
         received, with a counterpart for each Purchaser, the following executed legal opinions, each dated the Amendment Effective Date and each addressed to the Managing Facility Agent and the Purchasers:

                       (i) the executed legal opinion of Wayne Wallace, General Counsel to RAC, substantially in the form of Exhibit E-1;

                       (ii) the executed legal opinion of David A. Williams, General Counsel to Raytheon Credit and the Seller, substantially in the form of Exhibit E-2;

                       (iii) the executed legal opinion of an in-house attorney of Raytheon who is satisfactory to the Managing Facility Agent, substantially in the form of Exhibit E-3

                       (iv) the executed legal opinion of special counsel to the Seller and Raytheon Credit regarding UCC matters and such other matters as the Managing Facility Agent may reasonably request, substantially in the form of Exhibit E-4; and

                       (v) the executed legal opinion of Bingham Dana LLP, special counsel to Raytheon Credit, regarding bankruptcy matters, substantially in the form of Exhibit E-4.

         Each such legal opinion shall cover such other matters incident to the transactions contemplated by the Purchase Documents as the Managing Facility Agent may reasonably require. Furthermore, not later than 30 days after the Amendment Effective Date the Managing Facility Agent shall have received an executed legal opinion of special Kansas counsel to the Seller and Raytheon Credit regarding priority of perfection under the Kansas UCC, in form and substance acceptable to the Managing Facility Agent; non-delivery of such opinion within such time shall constitute an Amortization Event.

                  (g)     Fees. (i) The Seller shall have paid to the
                          ----
         Syndication Agent and the Managing Facility Agent for their respective accounts the fees set forth in their respective fee letters with the Seller required to be paid on or prior to the Amendment Effective Date.

                       (ii) The Seller shall have paid to the Managing Facility Agent, for the account of each Purchaser, an upfront fee in an amount agreed to by such Purchaser.

                  (h)     Amendment to the Intercompany Purchase Agreement. The
                          ------------------------------------------------
         Managing Facility Agent shall have received counterparts of the Amendment to the Intercompany Purchase Agreement duly executed by the Servicer and the Seller, substantially in the form of Exhibit J hereto.

                  5.2 Conditions to Each Purchase or Substitution. The agreement
                      -------------------------------------------
of each Purchaser to make any purchase requested to be made by it on the Closing Date or any Settlement Date (including, without limitation, its initial purchase and any other purchase the Purchase Price for which is netted from Collections pursuant to subsections 2.15 and 2.16(a) but excluding the purchases among the Purchasers contemplated by subsection 2.1(d)) and the right of the Seller to substitute Receivables pursuant to subsection 2.13 are each subject to the satisfaction of the following conditions precedent:

                  (a)     Representations and Warranties. The representations
                          ------------------------------
         and warranties made by each of the Seller, Raytheon Credit, RAC and Raytheon in or pursuant to the Purchase Documents to which it is a party shall be true and correct in all material respects on and as of such date as if made on and as of such date and the Seller, if applicable, shall have made the representations and warranties required by subsection 5.2(f).

                  (b)     Amortization Event. No Amortization Event shall have
                          ------------------
         occurred and be continuing on such date or after giving effect to the purchases or substitutions to be made on such date.

                  (c)     Settlement Statement. The Managing Facility Agent
                          --------------------
         shall have received the Settlement Statement most recently due.

                  (d)     Assignments. On or prior to such date, the Managing
                          -----------
         Facility Agent shall have received an Assignment with respect to Receivables to be purchased or substituted on such date, dated such date and executed and delivered by a duly authorized Responsible Officer.

                  (e)     Perfection Matters. The Servicer shall have received
                          ------------------
         the following:

                       (i) with respect to Eligible Receivables other than Affiliate Receivables, Foreign Receivables and Registerable Lease Receivables, evidence that each FAA Assignment (in the appropriate form for filing on the Closing Date or such Settlement Date) with respect to the Financed Aircraft related to such Eligible Receivables to be purchased on the Closing Date or purchased or substituted on such Settlement Date, shall have been filed with the FAA Registry,

                       (ii) with respect to Eligible Receivables which are Foreign Receivables (other than Foreign Receivables which are Lease Receivables with a Foreign Obligor), evidence that each Foreign Assignment (in the appropriate form for filing on the Closing Date or such Settlement Date) with respect to the Financed Aircraft related to such Eligible Receivables to be purchased on the Closing Date or purchased or substituted on such Settlement Date, shall have been filed in each office in each jurisdiction necessary to perfect (A) the Lien granted by the Obligor thereon in favor of Raytheon Credit, (B) the transfer of such Lien by Raytheon Credit to the Seller and (C) the assignment of such Lien by the Seller in favor of the Administrative Agent for the ratable benefit of the Purchasers,

                       (iii) with respect to Eligible Receivables which are Foreign Receivables which are Lease Receivables with a Foreign Obligor (other than any such Receivable which is a Registerable Lease Receivable with a Foreign Obligor or an Uncertified Lease Receivable), evidence that each Foreign Assignment (in the appropriate form for filing on the Closing Date or such Settlement Date) with respect to the Financed Aircraft related to such Eligible Receivables to be purchased on the Closing Date or purchased or substituted on such Settlement Date, shall have been filed in each office in each jurisdiction necessary to perfect (x) the transfer by Raytheon Credit of its ownership interest therein to the Seller and (y) the Lien granted thereon by the Seller in favor of the Administrative Agent for the ratable benefit of the Purchasers,

                       (iv) with respect to Eligible Receivables which are Registerable Lease Receivables, evidence that each FAA Assignment (in the appropriate form for filing on the Closing Date or such Settlement Date) with respect to the Financed Aircraft related to such Eligible Receivables to be purchased on the Closing Date or purchased or substituted on such Settlement Date, shall have been filed with the FAA Registry in a manner satisfactory to perfect (x) the transfer by Raytheon Credit of its ownership interest therein to the Seller and (y) the Lien granted thereon by the Seller in favor of the Administrative Agent for the ratable benefit of the Purchasers,

                       (v) with respect to each L/C Receivable, an acknowledgement, substantially in the form of Schedule I to the Bailment Agreement, by the Bailee of its receipt of the related letters of credit,

                       (vi) with respect to Eligible Receivables which are Affiliate Receivables, evidence that each Foreign Assignment (in the appropriate form for filing on such Settlement Date) with respect to the Financed Aircraft related to such Eligible Receivables to be purchased or substituted on such Settlement Date, shall have been filed in each office in each jurisdiction necessary to perfect (x) the Lien thereon granted by the Affiliate Obligor in favor of Raytheon Credit, (y) the transfer of such Lien by Raytheon Credit to the Seller and (z) the Lien granted thereon by the Seller in favor of the Administrative Agent for the ratable benefit of the Purchasers, and

                       (vii) with respect to each of the foregoing Eligible Receivables, evidence that all other filings and recordings (including, without limitation, any UCC filings with filing offices in the jurisdictions listed on Schedule II, filings with the FAA Registry and filings in other jurisdictions as applicable) and all other actions necessary or advisable to perfect (x) the Purchasers' first priority ownership or security interests in and to such Eligible Receivables to be sold or substituted on such date and (y) the Purchasers' first priority security interest and, in the case of an Affiliate Receivable, the Affiliate Obligor's first priority ownership interest or the Seller's ownership or security interest, as applicable, in and to the related Contracts and, with respect to any Travel Air Receivables, the

                  Travel Air Contracts and, if required pursuant to the foregoing, Financed Aircraft and the Collections with respect thereto shall have been duly taken or made.

         From and after the Amendment Effective Date, all filings, assignments and other similar documents required to perfect a Lien hereunder with respect to Receivables (and related Aircraft) purchased after such date, which names the Administrative Agent shall be made in the name of Bank of America, N.A., as Administrative Agent.

                  (f) Certificates. With respect to each Certified Foreign
                      ------------
         Receivable, the Servicer shall have received an executed certificate from a Responsible Officer of the Seller to the Managing Facility Agent, dated the date of such proposed sale and in the form approved by the Managing Facility Agent pursuant to subsection 2.27.

                  (g) Marking Records. The Seller shall have, or shall have
                      ---------------
         caused the Servicer to have, marked its books and records with respect to the Purchased Receivables to be sold or substituted on such date in accordance with subsection 6.1(h).

                  (h) L/C Receivables. On or prior to the related Reporting
                      ---------------
         Date, a letter of credit shall have been issued in connection with each L/C Receivable to be purchased or substituted on such Settlement Date and each such letter of credit shall meet the eligibility criteria set forth herein.

                  (i) Refinanced Aircraft. If the Receivable proposed to be
                      -------------------
         purchased (including, without limitation, a purchase the Purchase Price for which is netted from Collections pursuant to subsections 2.15 and 2.16(a)) or substituted has been or will be created in connection with the financing or refinancing of a Refinanced Aircraft, the Seller shall have caused a Lien search to be made with the FAA Registry with respect to such Refinanced Aircraft and at the date of such purchase or substitution, no Lien shall have been recorded at the FAA Registry with respect to such Refinanced Aircraft other than any Permitted Aircraft Lien or the Lien created in favor of Raytheon Credit and transferred to the Seller and assigned to the Administrative Agent for the ratable benefit of the Purchasers.

                  (j) Purchase Report. The Managing Facility Agent, with
                      ---------------
         sufficient copies for each Purchaser, shall have received from the Seller a Purchase Report in the form of Exhibit I.

                  (k) Additional Documents. The Managing Facility Agent, with
                      --------------------
         sufficient copies for each Purchaser, shall have received each additional document, instrument, legal opinion or item of information reasonably requested by it.

                  (l) Additional Matters. All corporate and other proceedings,
                      ------------------
         and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Managing Facility Agent, and the Managing Facility Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

Each purchase (including, without limitation, a purchase the Purchase Price for which is netted from the Collections pursuant to subsections 2.15 and 2.16(a)) and each substitution of Receivables hereunder shall constitute a representation and warranty by the Seller as of the Closing Date or the Settlement Date (including a Special Settlement Date, if applicable) on which such purchase or substitution is made that the conditions contained in paragraphs (a) through (i) of this subsection 5.2 have been satisfied.

                  5.3 Reallocation of Commitments; Addition of New Purchasers.
                      -------------------------------------------------------
On the Amendment Effective Date, any SPC may assign to its SPC Bank all or any portion of such SPC's undivided interest in the Purchased Receivables, and any SPC Bank may assign to its SPC all or any portion of such SPC Bank's undivided interest in the Purchased Receivables. Such assignments may be evidenced by such documents as shall be agreeable between the SPC and its SPC Bank. Each SPC Bank participating in any such assignments shall advise the Managing Facility Agent of such assignment, the amount thereof and certain administrative information requested by the Managing Facility Agent. The following allocations and payments shall be made following the foregoing assignments.

                  On the Amendment Effective Date each entity identified on the signature pages hereto as a "New Purchaser" shall be and become a Purchaser hereunder having a Commitment equal to the amount set forth opposite such New Purchaser's name on Schedule I hereto and each entity identified on the signature pages hereto as a "Withdrawing Purchaser" shall cease to be a Purchaser except to the extent expressly provided otherwise herein.

                  On the Amendment Effective Date, immediately following the addition referred to in the immediately preceding paragraph, but subject to the terms and conditions hereof, each Purchaser shall sell and assign to each other Purchaser, and each Purchaser shall purchase from each other Purchaser, undivided interests in each then outstanding Purchased Receivable to the extent necessary so that, after giving effect to such purchases and sales, each Purchaser's undivided interest in each Purchased Receivable will equal its Commitment Percentage (as defined in clause (a) of the definition thereof and utilizing the Commitments set forth on Schedule I hereto) thereof. Other than the representation and warranty that each of them is the legal and beneficial owner of the respective interest being assigned hereby free and clear of any adverse claim, the selling Purchasers make no representation or warranty to the purchasing Purchasers and assume no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any instrument or document furnished pursuant thereto. The amounts payable to each Purchaser whose undivided interests are being reduced (each, a "Reducing Purchaser") in accordance with
                                      ------------------
the foregoing (such amount for each such Purchaser, its "Pro Rata Credit"); the
                                                         ---------------
amounts payable by each Purchaser whose undivided interests are being increased or created (each, an "Increasing Purchaser") in accordance with the foregoing
                      --------------------
(such amount for each such Purchaser, its "Pro Rata Debit"), in each case as a
                                           --------------
result of the foregoing sales and purchases; and the amount of each Purchaser's Outstanding Purchase Price immediately after giving effect to the foregoing sales and purchases shall be set forth in a letter from the Managing Facility Agent dated the Amendment Effective Date and satisfactory to each Purchaser. Prior to 11:00 a.m., New York City time, on the Amendment Effective Date each Increasing Purchaser shall make available to the Managing Facility Agent, in immediately available funds at the Managing Facility Agent's office specified in subsection 11.2 hereto, the amount of such Purchaser's Pro Rata Debit. Promptly after receipt of the aggregate amount of Pro Rata Debits, the Managing Facility Agent will transfer to each Reducing Purchaser the amount of such Purchaser's Pro Rata Credit. Such sales and purchases shall be effective on the Amendment Effective Date without further act of assignment.

                  Notwithstanding any contrary provision of this Agreement, on the Amendment Effective Date, the Managing Facility Agent shall pay to each Purchaser, including each Withdrawing Purchaser, from funds received from the Seller pursuant to subsection 2.17, interest on such Purchaser's Outstanding Purchase Price for the Accrual Period ending on the Amendment Effective Date.

                        SECTION 6.  AFFIRMATIVE COVENANTS

                  6.1 Affirmative Covenants of the Seller. The Seller hereby
                      -----------------------------------
agrees that, so long as the Commitments remain in effect, the Outstanding Purchase Price has not been reduced to zero or any other amount is owing to any Purchaser or the Managing Facility Agent hereunder, the Seller shall:

                  (a) Reporting Requirements. (i) Settlement Statements. On or
                      ----------------------      ---------------------
before each Reporting Date, furnish or cause the Servicer to furnish to the Managing Facility Agent, with sufficient copies for each Purchaser, a Settlement Statement in the form of Exhibit C for the preceding Settlement Period, setting forth:

                  (x) information and calculations with respect to (A) the Purchased Receivables, Collections thereon, the related Contracts and Financed Aircraft and any Remarketed Aircraft, (B) the Outstanding Purchase Price (separately identifying the portion thereof representing the Purchase Price, if any, of Receivables purchased on the most recent Special Settlement Date), the Note Rate, the Default Rate (if any), the Interbank Rate (if applicable) and Commitment Fees for the related Accrual Period, (C) purchases of specified Eligible Receivables requested to be made on the succeeding Settlement Date (including a specific reference to any new Foreign Obligors), (D) Defaulted Receivables, Ineligible Receivables, Substituted Receivables and adjustments of Receivables made under subsection 2.12, (E) any Permitted Receivable Liens and Permitted Aircraft Liens, (F) the concentration limits as described in subsection 2.7, (G) any Receivables of which the scheduled principal payments are being deferred pursuant to subsection 7.1(b)(iv)(x), (H) the total amount of the Participated Receivables, (I) the total amount of the Extended Term Receivables and (J) Net Recoveries; and

                  (y) such other information with respect to the Receivables from the Seller and the Servicer as the Managing Facility Agent or any other Purchaser may from time to time request;

each Settlement Statement shall be certified by a Responsible Officer of the Servicer as being true and correct;

                  (ii) Officer's Certificate. Within 45 days after the end of
                       ---------------------
each fiscal quarter of the Seller, deliver to the Managing Facility Agent, with sufficient copies for each Purchaser, a certificate of a Responsible Officer of the Seller stating that, to the best of such officer's knowledge, after due and diligent inquiry, the Seller during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and that such officer, after due and diligent inquiry, has obtained no knowledge of any Amortization Event, Discount Event, Rating Event, Remittance Event or Ineligibility Event or any errors in any amounts or other information set forth in any Settlement Statement or any Assignment, FAA Assignment or Foreign Assignment delivered with respect to any Settlement Period occurring during such fiscal quarter except as specified in such certificate;

                  (iii) Servicer Reports. Cause the Servicer to deliver the
                        ----------------
reports required by subsection 3.3 in accordance with the terms thereof;

                  (iv) Credit and Collection Policy. Deliver to the Managing
                       ----------------------------
Facility Agent, with sufficient copies for each Purchaser, promptly after adoption thereof, any change in the Credit and Collection Policy;

                  (v) Financing Programs. Concurrently with the distribution or
                      ------------------
publication to any of Raytheon Credit's Affiliates or Dealers, deliver to the Managing Facility Agent, with sufficient copies for each Purchaser, a copy of each report setting forth Raytheon Credit's retail financing programs;

                  (vi) Additional Information. Furnish to the Managing Facility
                       ----------------------
Agent and each Purchaser, promptly, such additional financial and other information, documents, records or reports with respect to the Seller, the Servicer (if Raytheon Credit or an Affiliate of Raytheon Credit is then the Servicer) or RAC, any Purchased Receivable or the Contract, Obligor, Unaffiliated Foreign Lessee or Financed Aircraft with respect thereto, or the business, operations, property or condition (financial or otherwise) of the Seller, as the Managing Facility Agent or any Purchaser may from time to time reasonably request; and

                  (vii) Notices. Promptly give notice to the Managing Facility
                        -------
Agent and each Purchaser, after the Seller knows or should have known, of: (1) the occurrence of any Amortization Event, Discount Event, Rating Event, Remittance Event or Ineligibility Event; (2) any Lien (other than the security interest created hereunder in favor of the Administrative Agent and the Purchasers) on or claim asserted against any Purchased Receivable, the Collections with respect thereto or the related Contract or material claim asserted with respect to the related Financed Aircraft; (3) a development or event which has had a Material Adverse Effect; (4) any loss of a Financed Aircraft or of the use thereof due to theft, destruction, damage beyond repair or damage to an extent which makes repair uneconomical, or the confiscation or seizure of any material portion thereof, or requisition of title to or for the use thereof by any Governmental Authority; and (5) any litigation, investigation or proceeding which may exist at any time between the Seller, Raytheon Credit, RAC or any Person which, in either case, could reasonably be expected to have a Material Adverse Effect. Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Seller proposes to take with respect thereto.

                  (viii) Fiscal Months. No later than December 15 of each
                         -------------
calendar year the Seller shall send the Managing Facility Agent written notification of each of the Seller's fiscal monthly periods for the immediately following calendar year.

                  (b) Compliance with Laws, Etc. Comply, and cause each
                      -------------------------
Affiliate Obligor to comply, in all respects with all applicable Requirements of Law and all Contractual Obligations with respect to it, its business and properties and all Purchased Receivables and the related Contracts and Financed Aircraft except to the extent that failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

                  (c) Conduct of Business and Maintenance of Existence. Continue
                      ------------------------------------------------
to engage in business of the same general type as now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all reasonable actions to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business except where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification could not reasonably be expected to have a Material Adverse Effect.

                  (d) Maintenance of Property; Insurance. Keep all property
                      ----------------------------------
useful and necessary in its business in good working order and condition; maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks as are considered reasonable and prudent by the Seller; cause each Financed Aircraft (including, without limitation, any Financed Aircraft repossessed by the Seller or the Servicer) related to a Purchased Receivable to be covered by insurance meeting the requirements of paragraph (w) of the definition of "Eligible Receivable"; and furnish to each Purchaser, upon request, full information as to the insurance carried.

                  (e) Keeping of Records and Books of Account. Maintain and
                      ---------------------------------------
implement administrative and operating procedures (including, without limitation, maintaining the ability to recreate records evidencing Purchased Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books (with true and correct entries in conformity with generally accepted accounting principles as in effect from time to time and all material Requirements of Law), records and other information reasonably necessary or advisable for the administration, servicing and collection of all Purchased Receivables and the monitoring of the Contracts, the related Obligors and Unaffiliated Foreign Lessees and Financed Aircraft (including, without limitation, records adequate to permit the daily identification of all Collections of and adjustments to each Purchased Receivable).

                  (f) Location of Records. Keep its "location" (as such term is
                      -------------------
defined in Section 9-307 of the New York UCC), chief place of business and chief executive office, and the offices where it keeps its records concerning the Purchased Receivables and all Contracts related thereto (and all original documents relating thereto), at its address referred to in subsection 11.2 or, upon 30 days' prior written notice to the Managing Facility Agent, at such other locations in jurisdictions where all actions required by subsection 6.1(l) shall have been taken and completed.

                  (g) Access. From time to time during regular business hours
                      ------
upon reasonable prior notice, permit the Managing Facility Agent or any Purchaser, or their respective agents or representatives (a) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Seller or its Affiliates relating to Purchased Receivables, including, without limitation, the related Contracts and Financed Aircraft and (b) to visit the offices and properties of the Seller, its Affiliates or its independent certified public accountants for the purpose of examining such materials described in clause (a) above, and to discuss matters relating to Purchased Receivables, the Contracts and the Financed Aircraft or the Seller's or Servicer's (if Raytheon Credit or an Affiliate of Raytheon Credit is then the Servicer) performance hereunder with any of the officers or employees of the Seller or its Affiliates having knowledge of such matters and to discuss the business, operations, properties and financial and other condition of the Seller with such officers and with its independent certified public accountants; provided that any information, records and materials
                    --------
obtained by the Managing Facility Agent or any Purchaser pursuant to this subsection 6.1(g) shall be used by the Managing Facility Agent or such Purchaser solely in connection with its participation in the transactions contemplated by the Purchase Documents (including pursuant to subsections 11.6(b) and (c)) and shall be treated as confidential by the Managing Facility Agent or such Purchaser in accordance with subsection 11.22.

                  (h) Marking of Records. At its expense, mark (or cause the
                      ------------------
Servicer to mark) the computer files evidencing the Purchased Receivables and related Contracts with a legend evidencing that such Purchased Receivables and related Contracts have been sold in accordance with this Agreement and deliver evidence satisfactory thereto in form and substance to the Managing Facility Agent in accordance with subsection 5.2(g).

                  (i) Credit and Collection Policy. Comply in all material
                      ----------------------------
respects with the Credit and Collection Policy with respect to each Purchased Receivable (including but not limited to the calculation of the Finance Charge Collections) and the related Contract and Financed Aircraft.

                  (j) Performance and Compliance with Receivables and Contracts.
                      ---------------------------------------------------------
At its own expense, timely and fully perform and comply with, and enforce and defend, or, with respect to Affiliate Receivables, cause the related Affiliate Obligor to perform and comply with and enforce and defend, all material provisions, covenants and other promises (which promises are required to be observed by it) under the Contracts (other than the payment by such Affiliate Obligor of the principal of and interest on the promissory note included in such Contract) and any policy of insurance issued in connection with an ExIm Bank Receivable and with respect to the Financed Aircraft related to the Purchased Receivables in accordance with the Credit and Collection Policy; and defend the right, title and interest of the Administrative Agent and each Purchaser in and to such Purchased Receivable, the Collections with respect thereto and the related Contract and Financed Aircraft against the claims and demands of any Persons whomsoever (other than of the Administrative Agent or any Purchaser).

                  (k) [Intentionally omitted.]

                  (l) Further Action Evidencing Interests of Administrative
                      -----------------------------------------------------
Agent and Purchasers. At any time and from time to time, upon the request of
--------------------
the Managing Facility Agent or the request of the Managing Facility Agent as directed by the Majority Purchasers and at the sole expense of the Seller, promptly execute and deliver and cause each Affiliate Obligor to execute and deliver all further instruments and documents and take all further actions and cause each

Affiliate Obligor to take all further actions that the Managing Facility Agent or the Managing Facility Agent as directed by the Majority Purchasers may request in order to perfect, protect or more fully evidence the ownership or security interests of the Administrative Agent and the Purchasers in the Purchased Receivables, the Collections with respect thereto and the related Contracts and Financed Aircraft, or to enable any of them or the Administrative Agent to exercise or enforce any of their respective rights with respect thereto, including, but not limited to: (a) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate; and (b) mark conspicuously each invoice evidencing each Purchased Receivable and the related Contract with a legend, in a form acceptable to the Managing Facility Agent, evidencing that such Contract has been assigned to the Administrative Agent for the ratable benefit of the Purchasers and, in connection therewith, the Seller hereby (x) authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Purchased Receivables now existing or hereafter arising without the signature of the Seller or any of its Affiliates where permitted by law and (y) agrees that if the Seller fails to perform any of its agreements or obligations under this Agreement, the Managing Facility Agent may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Managing Facility Agent incurred in connection therewith shall be payable by the Seller as provided in subsection 11.5.

                  (m) Separate Corporate Existence. (i) Maintain its own deposit
                      ----------------------------
account or accounts, separate from those of any Affiliate, with commercial banking institutions. The funds of the Seller will not be diverted to any other Person or for other than corporate uses of the Seller.

                  (ii) Ensure that, to the extent that it shares the same officers or other employees as any of its stockholders or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

                  (iii) Ensure that, to the extent that it jointly contracts with any of its stockholders or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that the Seller contracts or does business with vendors or service providers when the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between Seller and any of its Affiliates shall be only on an arm's length basis.

                  (iv) Maintain a principal executive and administrative office through which its business is conducted separate from those of its Affiliates. To the extent that Seller and any of its stockholders or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

                  (v) Conduct its affairs strictly in accordance with its Certificate of Incorporation and observe all necessary, appropriate and customary corporate formalities, including, but not limited to, holding all regular and special stockholders' and directors' meetings appropriate to authorize all corporate action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts.

                  (vi) Take or refrain from taking, as applicable, each of the activities specified in the "non-substantive consolidation" opinions of each of Sullivan & Worcester LLP, delivered on the Effective Date, and Bingham Dana LLP, delivered on the Amendment Effective Date, upon which the conclusions expressed therein are based.

                  (n) Existing Receivables Perfection Matters. Deliver to the
                      ---------------------------------------
         Managing Facility Agent the following:

                       (i) with respect to Existing Certified Receivables, no later than the Certified Opinion Delivery Date, a certificate of a Responsible Officer certifying that all actions set forth in the legal opinions described in subsection 2.27(c) and necessary in order to perfect the Liens and assignments of such Receivables, the related Financed Aircraft and Applicable Leases (if applicable) and Collections thereon, to the extent set forth in such subsection, shall have been taken; and

                       (ii) with respect to all Existing Receivables, no later than 90 days after the Effective Date (the "FAA Filing
                                                                    ----------
                  Date"), a certificate of a Responsible Officer certifying that
                  ----
                  all filings, if any, to be made with the FAA as described in the opinion of special FAA counsel delivered pursuant to subsection 5.1(g)(iv) of the 1997 Agreement and necessary to
                  (x) continue the Lien of the Old Administrative Agent, on behalf of the Purchasers, in the Existing Receivables, the related Financed Aircraft and Applicable Leases (if applicable) and Collections thereon with the same priority thereon as in effect immediately prior to the Effective Date and (y) perfect the transfer by Raytheon Credit of the Existing Receivables, the related Financed Aircraft and Applicable Leases (if applicable) and Collections thereon to the Seller pursuant to the Intercompany Purchase Agreement shall have been taken.

                  6.2 Affirmative Covenants of the Servicer. The Servicer (so
                      -------------------------------------
long as it is Raytheon Credit) hereby agrees that, so long as the Commitments remain in effect, the Outstanding Purchase Price has not been reduced to zero or any other amount is owing to any Purchaser or the Managing Facility Agent hereunder, the Servicer shall:

                  (a) Compliance with Laws, Etc. Comply in all respects with all
                      -------------------------
         applicable Requirements of Law and all Contractual Obligations with respect to it, its business and properties and all Purchased Receivables and the related Contracts and Financed Aircraft except to the extent that failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

                  (b) Conduct of Business and Maintenance of Existence. Continue
                      ------------------------------------------------
         to engage in business of the same general type as now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all reasonable actions to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business except where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification could not reasonably be expected to have a Material Adverse Effect.

                  (c) Maintenance of Property; Insurance. Keep all property
                      ----------------------------------
         useful and necessary in its business in good working order and condition; maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks as are considered reasonable and prudent by the Servicer; cause each Financed Aircraft (including, without limitation, any Financed Aircraft repossessed by the Servicer) related to a Purchased Receivable to be covered by insurance meeting the requirements of paragraph (w) of the definition of "Eligible Receivable"; and furnish to each Purchaser, upon request, full information as to the insurance carried.

                  (d) Keeping of Records and Books of Account. Maintain and
                      ---------------------------------------
         implement administrative and operating procedures (including, without limitation, maintaining the ability to recreate records evidencing Purchased Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books (with true and correct entries in conformity with generally accepted accounting principles as in effect from time to time and all material Requirements of Law), records and other information reasonably necessary or advisable for the administration, servicing and collection of all Purchased Receivables and the monitoring of the Contracts, the related Obligors and Unaffiliated Foreign Lessees and Financed Aircraft (including, without limitation, records adequate to permit the daily identification of all Collections of and adjustments to each Purchased Receivable).

                  (e) Location of Records. Keep its "location" (as such term is
                      -------------------
         defined in Section 9-307 of the New York UCC), chief place of business and chief executive office, and the offices where it keeps its records concerning the Purchased Receivables and all Contracts related thereto (and all original documents relating thereto), at its address referred to in subsection 11.2 or, upon 30 days' prior written notice to the Managing Facility Agent, at such other locations in jurisdictions where all actions required by subsection 6.1(l) shall have been taken and completed.

                  (f) Access. From time to time during regular business hours
                      ------
         upon reasonable prior notice, permit the Managing Facility Agent or any Purchaser, or their respective agents or representatives (i) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Servicer or its Affiliates relating to Purchased Receivables, including, without limitation, the related Contracts and Financed Aircraft and (ii) to visit the offices and properties of the Servicer, its Affiliates or its independent certified public accountants for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to Purchased Receivables, the Contracts and the Financed Aircraft or the Servicer's performance hereunder with any of the officers or employees of the Servicer or its Affiliates having knowledge of such matters and to discuss the business, operations, properties and financial and other condition of the Servicer with such officers and with its independent certified public accountants; provided that any information, records and materials obtained by the
         --------
         Managing Facility Agent or any Purchaser pursuant to this subsection 6.2(f) shall be used by the Managing Facility Agent or such Purchaser solely in connection with its participation in the transactions contemplated by the Purchase Documents (including pursuant to subsections 11.6(b) and (c)) and shall be treated as confidential by the Managing Facility Agent or such Purchaser in accordance with subsection 11.22. The Servicer hereby consents to the disclosure of any non-public information with respect to it as related to this transaction and the assets sold hereunder by any SPC to any rating agency, commercial paper dealer, or provider of a surety, guaranty or credit or liquidity enhancement to that SPC.

                  (g) Credit and Collection Policy. Comply in all material
                      ----------------------------
         respects with the Credit and Collection Policy with respect to each Purchased Receivable (including but not limited to the calculation of the Finance Charge Collections) and the related Contract and Financed Aircraft.

                  (h) Ownership of Affiliate Obligors. The Servicer shall at
                      -------------------------------
         all times beneficially own, directly or indirectly, 100% of each Affiliate Obligor.

                        SECTION 7.  NEGATIVE COVENANTS

                  7.1 Negative Covenants of the Seller. The Seller hereby agrees
                      --------------------------------
that, so long as the Commitments remain in effect, the Outstanding Purchase Price has not been reduced to zero or any other amount is owing to any Purchaser or the Managing Facility Agent hereunder, the Seller shall not:

                  (a) Sales, Liens, Etc. Sell, assign (by operation of law or
                      -----------------
         otherwise) or otherwise dispose of, or create or suffer to exist any Lien (other than Permitted Receivable Liens and other than, but solely with respect to a Financed Aircraft, Permitted Aircraft Liens), upon or with respect to, the Purchased Receivables, the related Contracts and Financed Aircraft or the Collections with respect thereto, or assign any right to receive payments in respect thereof other than to the Managing Facility Agent and the Purchasers pursuant to this Agreement.

                  (b) Extension or Amendment of Purchased Receivables. Extend,
                      -----------------------------------------------
         amend or otherwise modify the terms of any Purchased
         Receivable, or amend, modify or waive any term or condition of any Contract related thereto or permit the Servicer (if the Seller or an Affiliate of the Seller is then the Servicer) to do any of the foregoing except in the normal course of the Seller's business and in accordance with the Credit and Collection Policy or pursuant to subsection 7.1(b)(iv)(x) (each, a "Modification"); provided that:
                                            ------------    --------

                       (i) any Modification made pursuant to this subsection 7.1(b) shall be subject to the provisions of subsection 2.12;

                       (ii) if an Amortization Event shall have occurred and be continuing, no Modification shall be made without the prior consent of the Required Purchasers if the effect thereof would be to extend the then average life of the Purchased Receivables taken as a whole, to reduce or increase the Principal Balance of any Purchased Receivable or to reduce the amount or rate of interest thereon or to cause the Stipulated Aircraft Value under a Contract to be less than the Outstanding Balance of the Receivable with respect to such Contract;

                       (iii)     if an Amortization Event shall have occurred

                  and be continuing, no Modification shall be made without the prior consent of each Purchaser if the effect thereof would be to extend the Final Payment Date of a Receivable beyond the then latest Final Payment Date of all Purchased Receivables;

                       (iv) the Seller shall not modify the payment terms of any Purchased Receivable except (x) in accordance with the Credit and Collection Policy, except that, (A) with respect to any GA Receivable, the Seller shall not modify the payment terms of any such Purchased Receivable more than once after the Closing Date or Settlement Date on which such Receivable is sold or substituted pursuant to this Agreement or an Existing Agreement, and (B) with respect to a Commuter Receivable, (1) no more than an aggregate of 12 monthly principal payments may be deferred during the term of any Contract and (2) subject to the immediately following sentence, the Final Payment Date may not be extended by more than three years and, (y) so long as no Amortization Event has occurred and is continuing, the Servicer may when necessary to prevent a possible default by the Obligor under any Contract or in order to enhance the collectibility of any Receivable, defer any scheduled payment of principal, in part or in whole, to a later scheduled payment date under such Contract. If, after giving effect to the extension of the Final Payment Date of a Purchased Receivable pursuant to clause (iv)(x)(B)(2) of the foregoing proviso, such extended Final Payment Date exceeds, (I) so long as no Rating Event has occurred and is continuing, 13 years from the date of such extension and, (II) during the continuance of a Rating Event, 10 years from the date of such extension, then on the immediately following Settlement Date (or if such date is a Settlement Date, then on such date) the Seller shall deposit in the Concentration Account an amount equal to the aggregate Principal Collections then scheduled to be paid after such 13th year or 10th year, as the case may be, plus, if a Trigger Amortization Event has occurred and is continuing, accrued and unpaid interest on the amount so deposited at the rate under the related Contract except to the extent (without duplication) of any payment made pursuant to subsection 2.18 for the Settlement Period during which such interest accrued and was not paid by the Obligor under such Contract. The amount of any such deposit shall be applied and distributed in accordance with subsections 2.15 and 2.16 provided, however, that any Purchased Receivable so
                           --------  -------
                  modified shall be deemed an Extended Term Receivable for purposes of subsection 2.15;

                       (v) any Modification made in accordance with this subsection 7.1(b) shall not cause the Principal Balance of the applicable Purchased Receivable to exceed 50% of the Low Wholesale Value of the related Financed Aircraft; and

                       (vi) the Seller shall not make any Modification which permits the transfer of registered ownership in any Financed Aircraft without the consent of the Required Purchasers, unless after giving effect to such transfer (and any payments made under the Contract at the time of transfer) the related Receivable would satisfy on the date of transfer the criteria contained in the definition of Eligible Receivable; provided that the provisions of this subsection
                              --------
                  7.1(b)(vi) shall not apply to a transfer by an Obligor to a wholly-owned Affiliate of such Obligor.

                  (c) Change in Business or Credit and Collection Policy. Make
                      --------------------------------------------------
         any material change in the character of its business or,
         without the prior written consent of the Required Purchasers, notify any Obligor to remit payments to a location other than that to which such payment would be remitted on the Closing Date; make any change in the Credit and Collection Policy without prior notice to the Managing Facility Agent and each Purchaser; provided that, without the prior
                                            --------
         consent of the Required Purchasers, the Seller shall not make or permit to be made any such change to the Credit and Collection Policy if such change could reasonably be expected to materially adversely affect the collectibility or maturity of any Purchased Receivable or the interests of the Administrative Agent and the Purchasers in any Purchased Receivable, the related Contract and Financed Aircraft or the Collections with respect thereto.

                  (d) No Actions against Obligors. Except in accordance with
                      ---------------------------
         the Credit and Collection Policy, commence or settle any legal action to enforce collection of any Purchased Receivable.

                  (e) Security Interest to Remain in Force. Release, in whole
                      ------------------------------------
         or in part, any Financed Aircraft, or any other collateral securing or guarantee of the related Contract (including, but not limited to, any letter of credit related thereto issued in favor of the Seller), from the security interest granted by such Contract except, that, the
                                                        ------  ----
         Seller may or may permit the Servicer to, at its or the Servicer's own expense, (x) substitute engines in accordance with subsection 7.1(j) and (y) substitute other parts (other than airframes) for any of the parts on any Financed Aircraft as Seller or Servicer may deem desirable in the proper conduct of its business; provided, however,
                                                          --------  -------
         that for purposes of this clause (y), (i) no such substitution(s), individually or in the aggregate, shall diminish the utility or remaining useful life of such Financed Aircraft, or materially diminish the value, or impair the condition or airworthiness, thereof, below the utility, remaining useful life, condition, airworthiness, or value thereof immediately prior to such substitution, (ii) no such substitution shall affect adversely the Lien on such Financed Aircraft (other than the removed avionics) in favor of the Administrative Agent for the benefit of the Purchasers (as such Lien was in effect immediately prior to such substitution), (iii) the Administrative Agent shall have a Lien on the substitute parts with a priority no less than the priority of the Lien in favor of the Administrative Agent on the removed parts and (iv) the new part shall not be subject to any Liens other than Permitted Aircraft Liens.

         Upon substitution of any engine or other parts on any Financed Aircraft, the Lien thereon of the Administrative Agent on behalf of the Purchasers shall, without the requirement for any further act, be automatically released.

                  (f) Limitations on Fundamental Changes. Enter into any merger,
                      ----------------------------------
         consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets (except for sales and substitutions of Purchased Receivables pursuant to this Agreement).

                  (g) Transactions with Affiliates. Enter into any transaction,
                      ----------------------------
         including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, relating to the administration, servicing and collection of the Purchased Receivables, the Collections with respect thereto and the related Contracts and Financed Aircraft, with any Affiliate unless such transaction is otherwise permitted under this Agreement, is in the ordinary course of the Seller's business and is upon fair and reasonable terms no less favorable to the Seller than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

                  (h) Fiscal Year. Permit the fiscal year of the Seller to end
                      -----------
         on a day other than December 31 without 60 days' prior notice thereof to the Managing Facility Agent.

                  (i) Assignment of Contracts. Permit any assignment of any
                      -----------------------
         Contract by either the Seller or Obligor (except for an assignment to the Guarantor) without the prior written consent of the Required Purchasers, provided that such consent shall not be unreasonably withheld to the extent the Contract so provides.

                  (j) Substitution of Engines. Permit any engine to be
                      -----------------------
         substituted for an engine originally annexed to any Financed Aircraft related to a Purchased Receivable unless such engine is of the same model number and of the same or improved utility, performance and efficiency, of equivalent age and equivalent or greater value as the replaced engine.

                  (k) Indebtedness. Create, incur, assume or suffer to exist any
                      ------------
         Indebtedness or other liability whatsoever, except (i) Indebtedness owing from time to time to Raytheon Credit and incurred to finance a portion of the Purchase Price (as defined in the Intercompany Purchase Agreement) of Receivables, the payment of which Indebtedness is subordinated to the prior payment in full of all amounts owing to the Purchasers, (ii) obligations incurred under this Agreement and (iii) other liabilities incurred in the ordinary course of business.

                  (l) Guarantees. Become or remain liable, directly or
                      ----------
         contingently, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise.

                  (m) Investments. Make or suffer to exist any loans or advances
                      -----------
         to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Person except (i) for purchases of Receivables pursuant to the Intercompany Purchase Agreement, (ii) for investments in Cash Equivalents in accordance with the terms of this Agreement and (iii) the holding of the demand note made by RAC or Raytheon Credit in favor of the Seller.

                  (n) Distributions. Declare or pay, directly or indirectly, any
                      -------------
         dividend or make any other distribution (whether in cash or other property) with respect to the profits, assets or capital of the Seller or any Person's interest therein, or purchase, redeem or otherwise acquire for value any of its capital stock now or hereafter outstanding, except that so long as the Seller would continue to be Solvent as a result thereof and after giving effect thereto and no Amortization Event is continuing or would result therefrom, the Seller may declare and pay dividends on its capital stock.

                  (o) Agreements. Become a party to, or permit any of its
                      ----------
         properties to be bound by, any indenture, mortgage, instrument, contract, agreement, lease or other undertaking, except the Contracts, this Agreement and the Intercompany Purchase Agreement or amend or modify the provisions of its Certificate of Incorporation or issue any power of attorney except to the Managing Facility Agent or the Servicer.

                  (p) Intercompany Purchase Agreement. Give any material
                      -------------------------------
         consent or fail to exercise in any material respect any right or privilege under the Intercompany Purchase Agreement.

                  7.2 Negative Covenants of the Servicer. The Servicer (so long
                      ----------------------------------
as it is Raytheon Credit) hereby agrees that, so long as the Commitments remain in effect, the Outstanding Purchase Price has not been reduced to zero or any other amount is owing to any Purchaser or the Managing Facility Agent hereunder, the Servicer shall not:

                  (a) No Actions against Obligors. Except in accordance with
                      ---------------------------
         the Credit and Collection Policy, commence or settle any legal action to enforce collection of any Purchased Receivable.

                  (b) Security Interest to Remain in Force. Except to the extent
                      ------------------------------------
         permitted in subsection 7.1(e), release, in whole or in part, any Financed Aircraft, or any other collateral securing or guaranteeing the related Contract (including, but not limited to, any letter of credit related thereto issued in favor of the Seller), from the security interest granted by such Contract.

                  (c) Limitations on Fundamental Changes. Enter into any merger,
                      ----------------------------------
         consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets (except for sales and substitutions of Receivables pursuant to the Intercompany Purchase Agreement), except that any

         Subsidiary of the Servicer may be merged or consolidated with or into the Servicer (so long as the Servicer is the surviving or continuing corporation).

                  (d) Transactions with Affiliates. Enter into any transaction,
                      ----------------------------
         including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, relating to the administration, servicing and collection of the Purchased Receivables, the Collections with respect thereto and the related Contracts and Financed Aircraft, with any Affiliate unless such transaction is otherwise permitted under this Agreement, is in the ordinary course of the Servicer's business and is upon fair and reasonable terms no less favorable to the Servicer than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

                  (e) Assignment of Contracts. Permit any assignment of any
                      -----------------------
         Contract by either the Seller or Obligor (except for an assignment to the Guarantor or RAC) without the prior written consent of the Required Purchasers, provided that such consent shall not be unreasonably withheld to the extent the Contract so provides.

                  (f) Change in Credit and Collection Policy. Without the prior
                      --------------------------------------
         written consent of the Required Purchasers, notify any Obligor to remit payments to a location other than that to which such payment would be remitted on the Closing Date; make any change in the Credit and Collection Policy without prior notice to the Managing Facility Agent and each Purchaser; provided that, without the prior consent of
                                   --------
         the Required Purchasers, the Servicer shall not make or permit to be made any such change to the Credit and Collection Policy if such change could reasonably be expected to materially adversely affect the collectibility or maturity of any Purchased Receivable or the interests of the Administrative Agent and the Purchasers in any Purchased Receivable, the related Contract and Financed Aircraft or the Collections with respect thereto.

                        SECTION 8.  AMORTIZATION EVENTS

                  8.1 Amortization Events. Any of the following shall
                      -------------------
constitute an Amortization Event (whether it occurs before or during the Amortization Period) hereunder:

                  (a) The Seller or the Servicer shall fail to make any deposit or payment (including any payment of interest) required to be made by the Seller or the Servicer, as the case may be, under this Agreement or any other document executed and delivered in connection herewith, including, without limitation, any payment or deposit required to be made pursuant to subsection 2.6(a), 2.7(b), 2.10, 2.10A, 2.11, 2.12, 2.14(c)(iii), 2.18 or 7.1(b), or the Seller or
the Servicer (if an Affiliate of the Seller is then the Servicer) shall fail to deliver the Settlement Statement, or the Seller or the Servicer (if an Affiliate of the Seller is then the Servicer) shall fail to take any action required or requested to be taken pursuant to this Agreement after an Amortization Event has occurred and is continuing, in each case within five days after any such deposit, payment or delivery is required to be made or any such action is requested to be taken hereunder; or

                  (b) Raytheon shall fail to make any payment required under the Guarantee or RAC shall fail to make any payment required under the Repurchase Agreement within, in each case, five days after any such payment is required to be made; or

                  (c) [Intentionally Omitted]; or

                  (d) Any representation or warranty made or deemed made by the Seller, the Servicer (if an Affiliate of the Seller is then the Servicer) or Raytheon in any Purchase Document to which it is a party or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement shall prove to have been incorrect in any material respect on or as of the date made or deemed made by the Seller, the Servicer (if an Affiliate of the Seller is then the Servicer) or Raytheon, and shall have continued to be incorrect in such material respect for a period of 30 days after such representation or warranty was initially made (other than any representation and warranty with respect to a Receivable which has been repurchased or substituted pursuant to subsection 2.7(b), 2.10, 2.10A,
2.11 or 2.13); or

                  (e) (i) The Seller shall default in the observance or performance of, or Raytheon shall default under the Guarantee in causing the Seller to observe or perform, any agreement contained in Section 7.1 or (ii) the Servicer shall default in the observance or performance of, or Raytheon shall default under the Guarantee in causing the Servicer to observe or perform, any agreement contained in subsection 7.2; or

                  (f) Either of the Seller or the Servicer (if an Affiliate of the Seller is then the Servicer) shall default in the observance or performance of any other agreement (other than subsection 6.1(n), the remedy for which is contained in subsection 2.11) contained in this Agreement in any material respect or Raytheon shall default in the observance or performance of any agreement contained in the Guarantee in any material respect or RAC shall default in the observance or performance of any agreement contained in the Repurchase Agreement in any material respect (other than as provided in paragraphs (a) through (e) of this subsection 8.1), and such default shall continue unremedied for a period of 30 days after the earlier of (i) notice of such default from the Managing Facility Agent or the Majority Purchasers or (ii) knowledge by the Seller, the Servicer (if an Affiliate of the Seller is then the Servicer) or Raytheon of any such default, or

                  (g) The Debt Ratio of Raytheon shall be greater than 0.55 to
1.0 on the last day of any fiscal quarter of Raytheon;

                  (h) The Interest Coverage Ratio for any period of four consecutive fiscal quarters shall be less than 2.5 to 1.0; or

                  (i) Raytheon, RAC, Raytheon Credit or the Seller shall default in any payment of principal of or interest of any indebtedness for borrowed money (or any guarantee thereof) (other than under the Guarantee or the Repurchase Agreement) with a principal amount in excess of $50,000,000 when due (whether by acceleration, upon maturity or otherwise), beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such indebtedness (or guarantee) was created; or

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                                                                             107

                  (j) (i) Raytheon, RAC, Raytheon Credit or the Seller shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets; or
(ii) there shall be commenced against Raytheon, RAC, Raytheon Credit or the Seller any case, proceeding or other action of a nature referred to in clause
(i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days from the entry thereof; or (iii) there shall be commenced against Raytheon, RAC, Raytheon Credit or the Seller any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) Raytheon, RAC, Raytheon Credit or the Seller shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i),
(ii), or (iii) above; or (v) Raytheon, RAC, Raytheon Credit or the Seller shall make a general assignment for the benefit of its creditors or shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                  (k) Any event or condition shall occur or exist with respect to a Plan that, together with all other such events or conditions, if any, could reasonably be expected to subject Raytheon or any Commonly Controlled Entity to any tax, penalty or other liabilities which in the aggregate could reasonably be expected to have a Material Adverse Effect or a material adverse effect on the business, assets, property or condition (financial or other) of Raytheon and its Subsidiaries taken as a whole; or

                  (l) One or more judgments or decrees shall be entered against Raytheon, RAC, Raytheon Credit or the Seller involving in the aggregate a liability (not paid or fully covered by insurance) of $25,000,000 or more and all such judgments or decrees shall not have been vacated, discharged, satisfied, stayed or bonded pending appeal within 60 days from the entry thereof; provided that no Amortization Event shall be deemed to occur if any
         --------
such judgment or decree is being contested in good faith by appropriate proceedings and with respect to which no enforcement proceedings to collect any such judgment or enforce any such decree have been commenced which could reasonably be expected to have a Material Adverse Effect; or

                  (m) The Guarantee shall cease to be in full force and effect or Raytheon shall so assert in writing or the Repurchase Agreement shall cease to be in full force and effect or RAC shall so assert in writing or;

                  (n) The ownership or security interests created under this Agreement or any Assignment (including to the extent applicable, each Foreign Assignment) shall cease to be in full force and effect or the Seller or any of its Affiliates shall so assert in writing, or this Agreement or any Assignment (including to the extent applicable, each Foreign Assignment) shall cease, for any reason other than acts or omissions of the Managing Facility Agent or any

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                                                                             108

Purchaser, to be effective to grant a perfected first-priority ownership or security interest in the Purchased Receivables, the related Contracts and Financed Aircraft free and clear of any Lien except (i) to the extent any of the foregoing are violated prior to the dates set forth in subsection 6.1(n) as a result of the failure to make the filings referred to therein and required to be made by such dates, (ii) to the extent a Lien of the first priority on the related Financed Aircraft is not perfected with respect to L/C Receivables, Unsecured Foreign Receivables and Existing Uncertified Foreign Receivables,
(iii) solely with respect to a Purchased Receivable, to the extent the Lien thereon is subject to a Permitted Receivable Lien, (iv) solely with respect to a Financed Aircraft, to the extent the Lien thereon is subject to Permitted Aircraft Liens or (v) to the extent provided in subsection 4.2(b); or

                  (o) (i) Raytheon shall cease to own, directly or indirectly, 100% of the issued and outstanding voting stock of RAC, the Seller or Raytheon Credit or (ii) Raytheon Credit shall cease to own 100% of the issued and outstanding voting stock of the Seller; or

                  (p) On any Settlement Date on which Raytheon's Debt Rating is less than A-/A3, after giving effect to any sales pursuant to subsection 11.25, the ratio, expressed as a percentage, of the aggregate Outstanding Purchase Price of all Delinquent Receivables to the Outstanding Purchase Price of all Receivables shall be greater than 7.5%; or

                  (q) Raytheon's Debt Rating shall be less than BB+ or the equivalent thereof or Raytheon's long-term unsecured senior debt shall not be rated by both S&P and Moody's or, if the Seller and the Required Purchasers shall have agreed to use a rating agency other than Moody's or S&P to determine the Debt Rating, such Debt Rating shall be less than such level as the Seller and the Purchasers, by unanimous consent, shall have agreed.

                  8.2 Rights and Remedies. If an Amortization Event should occur
                      -------------------
and be continuing, the Managing Facility Agent and the Purchasers shall have available the following rights and remedies (unless such Amortization Event is waived pursuant to subsection 11.1) in addition to any other rights and remedies available under applicable law, such rights and remedies being cumulative and not exclusive:

                  (a) each Purchaser's Outstanding Purchase Price shall bear interest for the Accrual Period in which such Amortization Event occurs, payable on demand, at the Default Rate for such Purchaser (i) if such event is an Amortization Event specified in subsection 8.1(a), commencing on the date such Amortization Event occurs and (ii) if such Amortization Event is a Note Rate Amortization Event, commencing on the date the Revolving Period and the Commitments are terminated pursuant to subsection 8.2(b) or, if later, on the date such Note Rate Amortization Event occurs; or

                  (b) with the consent of the Majority Purchasers, the Managing Facility Agent may, or upon the request of the Majority Purchasers, the Managing Facility Agent shall, by notice to the Seller declare the Revolving Period and the Commitments to be terminated forthwith, whereupon the Revolving Period and the Commitments shall immediately terminate; provided that if such event is an
                                             --------
Amortization Event specified in clause (i) or (ii) of subsection 8.1(j), automatically the Revolving Period and the Commitments shall immediately terminate; or

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                                                                             109

                  (c) if such event is a Specified Amortization Event and the Revolving Period and the Commitments have been terminated pursuant to subsection 8.2(b), the Majority Purchasers may in their sole discretion terminate the appointment of Raytheon Credit as the Servicer in accordance with subsection 3.1; or

                  (d) if such event is a Specified Amortization Event and the Revolving Period and the Commitments have been terminated pursuant to subsection 8.2(b), upon five Business Days' notice to the Seller and the Servicer and at the Seller's expense, the Managing Facility Agent may, or upon the request of the Majority Purchasers the Managing Facility Agent shall, notify, or direct the Seller or the Servicer, as the case may be, to notify, the Obligors of Purchased Receivables, or any of them, of the ownership of the Purchased Receivables by the Purchasers; or

                  (e) if such event is a Specified Amortization Event and the Revolving Period and the Commitments have been terminated pursuant to subsection 8.2(b), the Managing Facility Agent may, or upon the request of the Majority Purchasers the Managing Facility Agent shall, direct or request the Seller or the Servicer, as the case may be, to direct the Obligors of Purchased Receivables, or any of them, that payment of all amounts payable under any such Purchased Receivable be made directly to the Managing Facility Agent or its designee for the account of the Purchasers; or

                  (f) if the Revolving Period and the Commitments have been terminated pursuant to subsection 8.2(b), the Managing Facility Agent may, or upon the request of the Majority Purchasers the Managing Facility Agent shall, direct the Seller or the Servicer, as the case may be, to segregate all cash, checks and other instruments received by it from time to time constituting Collections on account of any Purchased Receivable in a manner acceptable to the Managing Facility Agent and to remit promptly upon receipt all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Managing Facility Agent or its designee for the account of the Purchasers; or

                  (g) if the Revolving Period and the Commitments have been terminated pursuant to subsection 8.2(b), the Managing Facility Agent may, or upon the request of the Majority Purchasers the Managing Facility Agent shall, direct the Seller or the Servicer, as the case may be, to assemble the documents, instruments and other records (including, without limitation, computer tapes and disks) which evidence the Purchased Receivables, the related Contracts and the related Financed Aircraft, or which are otherwise necessary or desirable to collect the Purchased Receivables, and to make the same available to the Managing Facility Agent at a place selected by the Managing Facility Agent or its designee; or

                  (h) if the Revolving Period and the Commitments have been terminated pursuant to subsection 8.2(b), the Managing Facility Agent may, or upon the request of the Majority Purchasers the Managing Facility Agent shall, direct the Seller or the Servicer to convert the Collection Account to a lockbox account into which payments on account of the Purchased Receivables are remitted or deposited directly and, in connection therewith, the Seller or the Servicer shall execute and file such documents and take such actions to transfer to the Managing Facility Agent or its agent all post office boxes, deposit and other accounts into which

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                                                                            110

Collections are remitted or deposited and to grant to the Managing Facility Agent and the Purchasers perfected first-priority security and/or ownership interests therein; or

                  (i) if the Revolving Period and the Commitments have been terminated pursuant to subsection 8.2(b), the Managing Facility Agent may, or upon the request of the Majority Purchasers the Managing Facility Agent shall, direct the Seller or the Servicer to take any and all steps in the name of the Seller or the Servicer and on behalf of the Managing Facility Agent and the Purchasers which may be necessary or desirable, in the determination of the Managing Facility Agent (or the Managing Facility Agent and the Majority Purchasers, if the Managing Facility Agent is acting at the request of the Majority Purchasers), to collect all amounts due under any and all Purchased Receivables and the related Contracts and Financed Aircraft, including, without limitation, endorsing the name of the Seller on checks and other instruments representing Collections in respect of such Purchased Receivables and enforcing such Purchased Receivables and the related Contracts and Financed Aircraft; or

                  (j) if the Revolving Period and the Commitments have been terminated pursuant to subsection 8.2(b), the Managing Facility Agent may, or upon the request of the Majority Purchasers the Managing Facility Agent shall, take or direct the Seller to take any and all steps in the name of the Seller and on behalf of the Managing Facility Agent and the Purchasers which may be necessary or desirable, in the determination of the Managing Facility Agent (or the Managing Facility Agent and the Majority Purchasers, if the Managing Facility Agent is acting at the request of the Majority Purchasers), to enforce and protect the rights and remedies of the Managing Facility Agent and the Purchasers in, to and under the Intercompany Purchase Agreement.

                  8.3     Waivers. Except as expressly provided herein,
                          -------
presentment, demand, protest and all other notices of any kind are hereby expressly waived by the Seller and the Servicer.

                        SECTION 9.   INDEMNIFICATIONS

                  9.1     Indemnities of the Seller. (a) Without limiting any
                          --------------------------
other rights which the Managing Facility Agent, any Purchaser or any Affiliate thereof may have hereunder or under applicable law, the Seller hereby agrees, subject to the limitations set forth in this Section 9, to indemnify the Managing Facility Agent, each Administrative Agent, each Co-Administrative Agent, each Purchaser and each Affiliate thereof (each, an "Indemnified
                                                            -----------
Person") from and against any and all damages, losses, claims, liabilities and
------
related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing, collectively, "Indemnified Amounts")
                                                    -------------------
awarded against or incurred by any Indemnified Person which arise directly or indirectly from:

                       (i) any Purchased Receivable which is not an Eligible Receivable at the date of its purchase or substitution (which date shall be, for each Existing Receivable, the date such Receivable was purchased or substituted under the Existing Agreement applicable to such Existing Receivable) or which is an Ineligible Receivable as defined in clause (b)(z) of the definition of "Ineligible Receivable";

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                                                                            111

                       (ii) reliance on any representation or warranty made by the Seller (or any of their respective officers) under or in connection with this Agreement or any Settlement Statement which shall have been false or incorrect in any material respect when made or deemed made;

                       (iii) the failure by the Seller, any Affiliate Obligor or the Servicer to comply with any applicable Requirement of Law in all material respects with respect to any Purchased Receivable, the related Contract or Financed Aircraft, or the nonconformity in any material respect of any Purchased Receivable or the related Contract or Financed Aircraft with any such applicable Requirement of Law;

                       (iv) the failure (A) of the Administrative Agent to have a valid, perfected and first priority security interest in the Financed Aircraft (including the Aircraft Accessories) other than with respect to a Registerable Lease Receivable, Unsecured Foreign Receivable, Existing Uncertified Foreign Receivable or L/C Receivable, (B) with respect to a Registerable Lease Receivable, of the Administrative Agent to have a valid, perfected and first priority security interest in the Financed Aircraft (including the Aircraft Accessories related thereto) or (C) either (1) to vest and maintain in any Purchaser a perfected, valid and enforceable first priority ownership interest in any Purchased Receivable or (2) to create and maintain in favor of the Administrative Agent for the ratable benefit of the Purchasers a valid, perfected and first priority security interest in such Receivable;

                       (v) the failure to file or record any document or instrument (including, without limitation, any FAA Assignment or any Foreign Assignment) with respect to any Receivables constituting, or purporting to constitute, Purchased Receivables, the Contracts or the Financed Aircraft related thereto (other than the Financed Aircraft related to the L/C Receivables and the Unsecured Foreign Receivables), whether at the time of any purchase or at any time thereafter;

                       (vi) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Purchased Receivable or of the Unaffiliated Foreign Lessee to the payment of any amount under its Applicable Lease (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor or Unaffiliated Foreign Lessee enforceable against it in accordance with its terms or any claims based on the related Financed Aircraft not conforming to any express or implied warranty);

                       (vii) any failure of the Seller or the Servicer to perform its duties or obligations in any capacity in accordance with the provisions of this Agreement, including, without limitation, the turnover of amounts pursuant to subsection 2.14 or 2.15;

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                                                                            112

                       (viii) any Lien against or with respect to Purchased Receivables, the Collections with respect thereto or the related Contract or Financed Aircraft, or any sale, pledge, or assignment (by operation of law or otherwise) or other disposition of Collections of Purchased Receivables by the Seller or the Servicer;

                       (ix) any failure by the Seller, any Affiliate Obligor or the Servicer to comply (1) in any material respect with any provision, covenant or other promise required to be observed by any such Person under any Contract related to any Purchased Receivable or (2), except as otherwise permitted by this Agreement, with all provisions of the Credit and Collection Policy in all material respects, which failure reduces or impairs the rights of the Administrative Agent or any Purchaser with respect to any Purchased Receivable or the value of any Purchased Receivable including, but not limited to, failure to comply with those provisions of the Credit and Collection Policy relating to the cancellation, extension, amendment, modification, compromise or settlement of any Purchased Receivable or any term thereof, the extension, amendment, modification or waiver of any term or condition of any Contract related thereto, the sale, pledge or assignment of, or grant of security interest in, any Purchased Receivable or the Contract or Financed Aircraft related thereto, any change in the character of its business or in the Credit and Collection Policy or the commencement or settlement of any legal action to enforce collection of any Purchased Receivable;

                       (x) any investigation, litigation, or proceeding related to any use of the proceeds of any purchase;

                       (xi) any casualty loss, property loss or product liability related to (i) the Purchasers' ownership of the Purchased Receivables or (ii) the Purchasers' security interest in the related Financed Aircraft;

                       (xii) the failure of any Purchased Receivable at any time after its sale or substitution hereunder or, with respect to the Existing Receivables, under the applicable Existing Agreement to satisfy the criteria under clause (k) or (l) (including, without limitation, the failure of a Permitted Receivable Lien or a Permitted Aircraft Lien to be released or bonded in accordance with the definition of each such term) of the definition of "Eligible Receivable" (notwithstanding that such criteria are required to be satisfied pursuant to such definition on the date a Purchased Receivable is sold or substituted); or

                       (xiii) the execution, delivery, performance, administration and enforcement of any of the Purchase Documents.

                  (b) Notwithstanding anything to the contrary contained in subsection 9.1(a), and with respect to any event of the type described in clause
(vi) or (xii) of subsection 9.1(a), the Managing Facility Agent, the Administrative Agent, the Co-Administrative Agents and the Purchasers shall be deemed to have incurred Indemnified Amounts with respect to a Purchased Receivable as a result of events described in such clause (vi) or (xii) on the earlier of (1) the date on which the Seller becomes aware of the event or events of the type described in either of such

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                                                                            113

clauses or (2) the date on which the Managing Facility Agent notifies the Seller that the event described in either of such clauses has occurred.

                  (c) Indemnification payments required to be made hereunder shall be payable at any time on demand by the Managing Facility Agent at the request of the applicable Indemnified Persons and shall be promptly deposited in the Concentration Account and paid out to such Indemnified Persons pro rata with
                                                                   --- ----
respect to the Indemnified Amounts incurred and requested by such Indemnified Persons.

                  (d) The agreements in this Section 9 shall survive the completion of the Amortization Period.

                  9.2     Limitations of Seller's Liability.  (a)  The Seller
                          ----------------------------------
shall not be required to indemnify an Person pursuant to subsection 9.1 for:

                             (i) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Person; or

                             (ii) recourse for non-payment by an Obligor (except as otherwise provided in this Agreement) for Defaulted Receivables; or

                             (iii) any income, franchise or other similar taxes imposed on any Indemnified Person as a result of any of the indemnities provided in subsection 9.1(a) arising out of or as a result of this Agreement or in respect of any Receivables or any Contract; or

                             (iv) Indemnified Amounts resulting from actions taken or failed to be taken by a successor Servicer that is not an Affiliate of the Seller appointed pursuant to subsection 3.1(b).

                  (b) Each of the Managing Facility Agent, each Administrative Agent, each Co-Administrative Agent and each Purchaser hereby waives, to the maximum extent not prohibited by law, any right it may have to claim or recover as Indemnified Amounts under this Section 9 any special, exemplary, punitive or consequential damages; provided that the waiver contained
                                              --------
in this subsection 9.2(b) shall not extend to, and the Managing Facility Agent, each Administrative Agent, each Co-Administrative Agent and each Purchaser does not waive, any right to claim or recover from the Seller any special, exemplary, punitive or consequential damages for which an Indemnified Person is liable to any Person (other than an Affiliate of such Indemnified Person).

                  9.3     Proceedings against Indemnified Person. (a) If any
                          --------------------------------------
action, suit or proceeding shall be brought against one or more of the Indemnified Persons in respect of which indemnity may be sought against the Seller, such Indemnified Person shall, promptly after receipt of notice of commencement of such action, suit or proceeding, notify the Seller in writing, enclosing a copy of all papers served upon such Indemnified Person; provided
                                                                    --------
that the failure so to notify the Seller shall not relieve it from any liability which it may have under subsection 9.1 except to the extent that the Seller is prejudiced by such failure. The Seller may, and upon such Indemnified Person's request shall, at the Seller's expense, resist and defend such action, suit or proceeding, or cause the same to be resisted or defended by counsel selected by the Seller. In the event of any failure by the Seller to resist and defend such suit, action or proceeding or cause the same to be resisted or defended by counsel reasonably satisfactory to such Indemnified Person, the Seller shall pay all reasonable costs and expenses (including, without limitation, attorney's fees and disbursements) incurred by such Indemnified Person in connection with such suit, action or proceeding. In the event that the Seller does assume the defense of such suit, action or proceeding, the Seller shall have the sole authority to negotiate, compromise and settle such claim; provided that such Indemnified
                                             --------
Person shall have the right to employ counsel to represent it in connection with any claim in respect of which indemnity may be sought by such Indemnified Person against the Seller under such subsection 9.1 if, in the reasonable judgment of such Indemnified Person, such Indemnified Person may have a conflict with the Seller, such Indemnified Person shall be entitled to be represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Seller. In any event, the Indemnified Person shall retain the right to employ its own counsel, but the Indemnified Person shall, except as otherwise provided in this subsection 9.3, bear and shall be solely responsible for its own costs and expenses.

                  (b) The Seller shall be subrogated to an Indemnified Person's rights in any matter with respect to which the Seller has actually reimbursed such Indemnified Person for any amounts for which the Indemnified Person claims indemnification hereunder after the Amortization Period ends.

       SECTION 10.  THE MANAGING FACILITY AGENT AND ADMINISTRATIVE AGENT

                  10.1    Appointment. Each Purchaser hereby irrevocably
                          -----------
designates and appoints Bank of America, N.A., as the Managing Facility Agent of such Purchaser under this Agreement and the other Purchase Documents and each such Purchaser irrevocably authorizes Bank of America, N.A., as the Managing Facility Agent for such Purchaser, to take such action on its behalf under the provisions of this Agreement and the other Purchase Documents and to exercise such powers and perform such duties as are expressly delegated to the Managing Facility Agent by the terms of this Agreement and the other Purchase Documents, together with such other powers as are reasonably incidental thereto. Each Purchaser hereby irrevocably designates and appoints each of Bank of America, N.A. and UBS AG, Stamford Branch (as successor to Swiss Bank Corporation, Stamford Branch, as successor to Swiss Bank Corporation, New York Branch) as Administrative Agent under this Agreement and the other Purchase Documents and to be, or continue to be, jointly or individually, the named party or the secured party for the benefit of the Purchasers with respect to the Receivables and the related Aircraft and in and on all presently existing or hereafter executed financing statements, assignments and continuation statements, FAA Assignments and other FAA filings and similar filings in foreign jurisdictions and security interests granted under this Agreement or any predecessor agreement (including pursuant to Sections 11.11 and 11.12) relating to the Receivables and the related Aircraft. Each Administrative Agent shall act solely in accordance with the instructions of the Managing Facility Agent (including pursuant to Sections 11.10, 11.11 and 11.12) which in the case of the Old Administrative Agent shall be deemed to include any action taken by the Managing Facility Agent pursuant to a power of attorney granted by the Old Administrative Agent in favor of the Managing Facility Agent. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Managing Facility Agent and each Administrative Agent shall not have any

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                                                                            115

duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Purchase Document or otherwise exist against the Managing Facility Agent or either Administrative Agent.

                  10.2    Delegation of Duties. The Managing Facility Agent and
                          --------------------
each Administrative Agent may execute any of its duties under this Agreement and the other Purchase Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Managing Facility Agent and each Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                  10.3    Exculpatory Provisions. Neither the Managing Facility
                          -----------------------
Agent, each Administrative Agent, nor any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Purchase Document (except for its or such Person's own gross negligence or willful misconduct) or
(b) responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by the Seller, the Servicer or Raytheon or any officer thereof contained in this Agreement or any other Purchase Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Managing Facility Agent or either Administrative Agent under or in connection with, this Agreement or any other Purchase Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Purchase Document or for any failure of the Seller, the Servicer or Raytheon to perform their respective obligations hereunder or thereunder. The Managing Facility Agent and each Administrative Agent shall not be under any obligation to any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of (except delivery to it of items required by Section 5 hereof to be delivered to it), this Agreement or any other Purchase Document, or to inspect the properties, books or records of the Seller, the Servicer or Raytheon. Without limiting the foregoing, the Old Administrative Agent shall not have any liability for (i) any action, or omission to act, which is made in accordance with the instructions of the Managing Facility Agent or
(ii) the failure to act if it has not received any instructions from the Managing Facility Agent.

                  10.4    Reliance by Managing Facility Agent and
                          ---------------------------------------
Administrative Agent. The Managing Facility Agent and each Administrative Agent
--------------------
shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Seller, the Servicer or Raytheon), independent accountants and other experts selected by the Managing Facility Agent or such Administrative Agent. The Managing Facility Agent and each Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Purchase Document unless it shall first receive such advice or concurrence of the Majority Purchasers as it deems appropriate or it shall first be indemnified to its satisfaction by the Purchasers against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Managing Facility Agent and each Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Purchase Documents in accordance with a request of the Required Purchasers or the Majority Purchasers, as appropriate, and such request and any action taken or failure to act pursuant thereto shall be binding upon each Purchaser.

                  10.5    Notice of Certain Events. Neither the Managing
                          ------------------------
Facility Agent nor any Administrative Agent shall be deemed to have knowledge or notice of the occurrence of an Amortization Event, Discount Event, Rating Event, Remittance Event or Ineligibility Event (each, an "Occurrence") hereunder unless
                                                   ----------
the Managing Facility Agent has received notice from a Purchaser, the Seller, the Servicer, RAC or Raytheon referring to this Agreement, describing such Occurrence and stating that such notice is a notice thereof. In the event that the Managing Facility Agent receives such a notice, the Managing Facility Agent shall promptly give notice thereof to the Purchasers. The Managing Facility Agent shall take such action with respect to any Amortization Event as shall be reasonably directed by the Majority Purchasers; provided that unless and until
                                                --------
the Managing Facility Agent shall have received such directions, the Managing Facility Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to any such Amortization Event as it shall deem advisable in the best interests of the Purchasers.

                  10.6    Non-Reliance on Managing Facility Agent, the
                          --------------------------------------------
Administrative Agent, the Co-Administrative Agents and the Purchasers. Each
---------------------------------------------------------------------
Purchaser expressly acknowledges that neither the Managing Facility Agent, either Administrative Agent, the Co-Administrative Agents nor any of their officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Managing Facility Agent, either Administrative Agent or the Co-Administrative Agents hereafter taken, including any review of the affairs of the Seller, the Servicer or Raytheon, shall be deemed to constitute any representation or warranty by the Managing Facility Agent, either Administrative Agent or the Co-Administrative Agents to any Purchaser. Each Purchaser represents to the Managing Facility Agent, each Administrative Agent and the Co-Administrative Agents that it has, independently and without reliance upon the Managing Facility Agent, either Administrative Agent, the Co-Administrative Agents or any other Purchaser, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Seller, the Servicer and Raytheon and made its own decision to make its purchases hereunder and enter into this Agreement. Each Purchaser also represents that it will, independently and without reliance upon the Managing Facility Agent, either Administrative Agent or the Co-Administrative Agents or any Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Purchase Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Seller, the Servicer and Raytheon. Except for notices, reports and other documents expressly required to be furnished to the Purchasers by the Managing Facility Agent hereunder, neither the Managing Facility Agent, either Administrative Agent nor the Co-Administrative Agents shall have any duty or responsibility to provide any Purchaser with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Seller or Raytheon which may come into the possession of the Managing Facility Agent, either Administrative Agent or the Co-Administrative Agents or any of their officers, directors, employees, agents, attorneys-in-fact or Affiliates.

                  10.7    Indemnification. The Purchasers agree to indemnify
                          ---------------
the Managing Facility Agent and each Administrative Agent in its capacity as such (to the extent not reimbursed by the Seller or Raytheon and without limiting the obligation of the Seller or Raytheon to do so), ratably according to the respective amounts of their Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time after the Outstanding Purchase Price is reduced to zero) be imposed on, incurred by or asserted against the Managing Facility Agent or either Administrative Agent in any way relating to or arising out of this Agreement, any other Purchase Document or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Managing Facility Agent or either Administrative Agent under or in connection with any of the foregoing; provided
                                                                       --------
that no Purchaser shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Managing Facility Agent's or either Administrative Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the reduction of the Outstanding Purchase Price to zero and payment of all other amounts payable hereunder.

                  10.8    Managing Facility Agent and Administrative Agent in
                          ---------------------------------------------------
Their Individual Capacities. The Managing Facility Agent and each Administrative
---------------------------
Agent and their respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Seller, the Servicer, RAC and Raytheon and their Affiliates as though the Managing Facility Agent were not the Managing Facility Agent, or such Administrative Agent was not an Administrative Agent, hereunder and under the other Purchase Documents. With respect to purchases made by it, the Managing Facility Agent and each Administrative Agent shall have the same rights and powers under this Agreement and the other Purchase Documents as any Purchaser and may exercise the same as though it were not the Managing Facility Agent or an Administrative Agent, as the case may be, and the terms "Purchaser" and "Purchasers" shall include the Managing Facility Agent and each Administrative Agent, each in its individual capacity.

                  10.9    Successor Managing Facility Agent or Administrative
                          ---------------------------------------------------
Agent. The Managing Facility Agent may resign as Managing Facility Agent upon 30
-----
days' notice to the Purchasers and such resignation shall be effective upon the earlier of (i) the expiration of such 30 day notice period and (ii) the appointment of a successor Managing Facility Agent pursuant to the provisions of this Section 10.9.; provided that, if a successor Managing Facility Agent shall
                    -------- ----
not have been appointed prior to the end of such 30 day notice period, the Managing Facility Agent shall remain the Administrative Agent until a successor Managing Facility Agent is appointed in accordance with this Section 10.9. If the Managing Facility Agent shall resign as Managing Facility Agent under this Agreement and the other Purchase Documents, then the Required Purchasers shall appoint from among the Purchasers a successor agent for the Purchasers, which successor agent shall, subject to the consent of the Seller and Raytheon (which consent shall not be unreasonably withheld), succeed to the rights, powers and duties of the Managing Facility Agent including its rights powers and duties as Administrative Agent hereunder, and the term "Managing Facility Agent" shall mean such successor agent effective upon its appointment, and the former Managing Facility Agent's rights, powers and duties as Managing Facility Agent and as an Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Managing Facility Agent or any of the parties to this Agreement or any holder of an Assignment. After any retiring Managing Facility Agent's resignation as Managing Facility Agent, the provisions of this subsection shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Managing Facility Agent under this Agreement and the other Purchase Documents. The rights, obligations and duties of the Old Administrative Agent shall be governed by the terms and provisions of the letters, dated as of March 9, 2001 and March 8, 2002, among the Old Administrative Agent, Raytheon, Raytheon Credit and the Managing Facility Agent.

                           SECTION 11.  MISCELLANEOUS

                  11.1    Amendments and Waivers. Neither this Agreement nor
                          ----------------------
any other Purchase Document nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this subsection. Unless otherwise specifically provided herein, with the written consent of the Majority Purchasers, the Managing Facility Agent, the Seller, the Servicer, RAC and Raytheon may, from time to time, enter into written amendments, supplements or modifications hereto and to the other Purchase Documents for the purpose of adding or deleting any provisions to this Agreement or the other Purchase Documents or changing in any manner the rights of the Purchasers, the Seller, the Servicer, RAC, or Raytheon hereunder or thereunder or waiving, on such terms and conditions as the Managing Facility Agent may specify in such instrument, any of the requirements of this Agreement or the other Purchase Documents; provided, however, that no such waiver and no such
                          --------  -------
amendment, supplement or modification shall (a) increase the Commitment of any Purchaser or extend the Expiration Date or reduce the rate or amount of interest or any fee payable to any Purchaser hereunder or extend (beyond the applicable period of grace) the scheduled date for any payment or deposit by the Seller or the Servicer (if not then the Seller) hereunder, in each case without the consent of the Purchaser affected thereby, or (b) (i) amend, modify or waive any provision of this subsection or reduce the percentage specified in or amend the definitions of "Required Purchasers", or "Majority Purchasers", (ii) consent to the assignment or transfer by the Seller of any rights and obligations under this Agreement and the other Purchase Documents, (iii) take action with respect to any Purchased Receivable pursuant to subsection 7.1(b)(iii), (iv) amend the criteria set forth in the definition of "Eligible Receivable" or "Ineligible Receivable" or any definition contained in either such definition if the effect thereof is to decrease the Seller's or RAC's repurchase obligation, (v) after the occurrence of a Rating Event release or reassign any material interest of the Purchasers in the Financed Aircraft (except as provided in subsections 11.10, 11.24 or 11.25), (vi) release Raytheon as Guarantor under the Guarantee or make any material modification or amendment to the Guarantee or release RAC from its obligations under the Repurchase Agreement or make any material modification or amendment to the Repurchase Agreement, (vii) release the interest of the Purchasers in the Intercompany Purchase Agreement, (viii) amend the definition of "Aggregate Repurchase Obligation" or amend subsection 2.10(b) or any definition contained therein if the effect thereof is to decrease the RARC Repurchase Obligation, (ix) amend, modify or waive any provision of subsection 2.6, 2.18, 2.20(a) or

11.7(a), or (x) amend the definition of "Purchase Price", without, in each case specified in this clause (b), the written consent of all the Purchasers, or (c) amend, modify or waive any provision of Section 10 without the written consent of the then Managing Facility Agent or (d) waive any Amortization Event (including, any Trigger Amortization Event, any Specified Amortization Event or any Note Rate Amortization Event) or its consequences without the written consent of the Required Purchasers. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Purchasers and shall be binding upon the Seller, the Servicer, the Purchasers and the Managing Facility Agent. In the case of any waiver, the Seller, the Servicer, RAC, Raytheon, the Purchasers and the Managing Facility Agent shall be restored to their former position and rights hereunder and under any other Purchase Documents, and any Amortization Event (including, any Trigger Amortization Event, any Specified Amortization Event or any Note Rate Amortization Event) waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Amortization Event, Trigger Amortization Event, Specified Amortization Event or Note Rate Amortization Event, or impair any right consequent thereon.

                  Notwithstanding any of the provisions of this Section 11.1 no provision of the Agreement which affects the rights or obligations of the Old Administrative Agent shall be amended without the written consent of the Old Administrative Agent.

                  11.2    Notices. (a) All notices, requests, demands and
                          -------
consents to or upon the respective parties hereto to be effective shall be in writing (including by telecopy or telex), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, or, in the case of telex notice, when sent, answerback received, addressed as follows in the case of the Seller and the Managing Facility Agent, and as set forth in Schedule I in the case of the Co-Administrative Agents and any Purchaser, or to such other address as may be hereafter notified by the respective parties hereto:

         The Seller:                   Raytheon Aircraft Receivables Corporation
                                       9709 East Central
                                       Wichita, Kansas  67206
                                       Attention:  Andrew A. Mathews
                                       Telephone:  (316) 676-7166
                                       Telecopy:  (316) 676-6975

         The Servicer:                 Raytheon Aircraft Credit Corporation
                                       9709 East Central Avenue
                                       Wichita, Kansas  67206
                                       Attention:  Andrew A. Mathews
                                       Telephone:  (316) 676-7673
                                       Telecopy:  (316) 676-6975

         The Managing
         Facility Agent:               Bank of America, N.A.
                                       Agency Management 10831
                                       Mail Code:  CA5-701-05-19
                                       1455 Market Street, 5th Floor
                                       San Francisco, California  94103
                                       Attention:  Kathleen Carry
                                       Telephone:  (415) 436-4001
                                       Telecopy:  (415) 503-5001

         With a copy to:               Bank of America, N.A.
                                       Credit Services - West
                                       Mail Code:  CA4-706-05-09
                                       1850 Gateway Boulevard
                                       Concord, California  94520
                                       Attention:  Pamela Greer-Tillman
                                       Telephone:  (925) 675-8453
                                       Telecopy:   (925) 969-2815
                                       Account No.:  12335-16573;

provided that any notice, request or demand to or upon the Managing Facility
--------
Agent or the Purchasers pursuant to subsection 2.2, 2.3, 2.8 or 2.20 shall not be effective until received.

                  (b) The Managing Facility Agent agrees to promptly notify the Purchasers of (i) each address of the Seller or the Servicer forwarded to the Managing Facility Agent under subsection 6.1(f) or 6.2(e), respectively, and
(ii) any change in the fiscal year of the Seller under subsection 7.1(h).

                  11.3    No Waiver; Cumulative Remedies. No failure to
                          ------------------------------
exercise and no delay in exercising, on the part of the Managing Facility Agent, either Administrative Agent or any Purchaser, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                  11.4    Survival of Representations and Warranties. All
                          ------------------------------------------
representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement.

                  11.5    Payment of Expenses and Taxes. The Seller agrees (a)
                          -----------------------------
to pay or reimburse the Managing Facility Agent and each Administrative Agent for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, the other Purchase Documents, any Commitment Transfer Supplement executed and delivered pursuant to subsection 11.6 and any other document prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Managing Facility Agent and such Administrative Agent, (b) to pay or reimburse each Purchaser, the Managing Facility Agent and each Administrative Agent for all its respective costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Purchase Documents and any such other documents, including, without limitation, reasonable fees and disbursements of counsel to the Managing Facility Agent, such Administrative Agent and to the several Purchasers (including, but not limited to, allocated costs of in-house counsel and costs incurred by counsel with respect to the Foreign Receivables and the Affiliate Receivables), and (c) to pay, indemnify, and hold each Purchaser, the Managing Facility Agent, each Administrative Agent and each Co-Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Purchase Documents and any such other documents (all the foregoing, collectively, the "indemnified
                                                                    -----------
liabilities"), provided, that the Seller shall have no obligation hereunder to
-----------    --------
the Managing Facility Agent, either Administrative Agent or any Purchaser (each, an "Indemnitee") with respect to indemnified liabilities arising from (i) the
    ----------
gross negligence or willful misconduct of such Indemnitee, (ii) legal proceedings commenced against such Indemnitee by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such, or (iii) legal proceedings commenced against such Indemnitee by any other Purchaser or by any Transferee. The agreements in this subsection shall survive the completion of the Amortization Period.

                  11.6    Successors and Assigns; Participations; Purchasing
                          --------------------------------------------------
Parties.
-------

                  (a) This Agreement shall be binding upon and inure to the benefit of the Seller, the Purchasers, the Co-Administrative Agents, the Managing Facility Agent, the Administrative Agent and their respective successors and assigns, except that (i) the Seller may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Managing Facility Agent, the Administrative Agent and each Purchaser and (ii) certain governmental authorities in foreign jurisdictions may require the completion of certain procedures in order for any such assignment to be effective with respect to the Foreign Receivables and the Affiliate Receivables.

                  (b) Any Purchaser may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating
                                              ------------
interests in such Purchaser's Outstanding Purchase Price, the Commitment of such Purchaser or any other interest of such Purchaser hereunder and under the other Purchase Documents. In the event of any such sale by a Purchaser of participating interests to a Participant, such Purchaser's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Purchaser shall remain solely responsible for the performance thereof, such Purchaser shall be the "Purchaser" for all purposes under this Agreement and the other Purchase Documents, and the Seller and the Managing Facility Agent shall continue to deal solely and directly with such Purchaser in connection with such Purchaser's rights and obligations under this Agreement and the other Purchase Documents. The Seller agrees that, upon the occurrence and continuance of a Rating Event and an Amortization Event of the type described in subsection 8.1(a), (b), (i) or (j), each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Purchaser under this Agreement; provided that such
                                                          --------
Participant shall only be entitled to such right of setoff pursuant to this sentence if it shall have agreed in the agreement pursuant to which it shall have acquired its participating interest to share with the Purchasers the proceeds thereof as provided in subsection 11.7. The Seller also agrees that each Participant shall be entitled to the benefits of subsections 2.22, 2.23 and
2.24 and 11.5 with respect to its participation in the Commitments and the Outstanding Purchase Price; provided that no Participant shall be entitled to
                            --------
receive any greater amount pursuant to such subsections than the transferor Purchaser would have been entitled to receive in respect of the amount of the participation transferred by such transferor Purchaser to such Participant had no such transfer occurred. Promptly after the sale of any such participation, the selling Purchaser shall give the Managing Facility Agent, Servicer and Seller notice of the amount sold and the identity of the Participant.

                  (c) Any Purchaser may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to any Purchaser or any affiliate thereof and, with the consent of the Seller and the Managing Facility Agent (which in each case shall not be unreasonably withheld), to one or more additional financial institutions (each, a "Purchasing Party") all or any part of such Purchaser's Outstanding Purchase
   ----------------
Price, the Commitment of such Purchaser or any other interest of such Purchaser hereunder and under the other Purchase Documents; provided that such assignment
                                                  --------
shall be in a minimum amount of $1,000,000 unless such assignment is to a financial institution not then a party to this Agreement, in which case such assignment shall be in a minimum amount of $10,000,000. Each such assignment shall be made pursuant to a Commitment Transfer Supplement executed by such Purchasing Party, such Transferor Purchaser and, in the case of a Purchasing Party that is not then a Purchaser or an Affiliate thereof, by the Seller and the Managing Facility Agent, and delivered to the Managing Facility Agent for its acceptance and recording in the Register. Any SPC may, without obtaining any consent hereunder, assign all or a portion of its interests in any Purchased Receivable under this Agreement to its SPC Bank, its Liquidity Bank or another SPC managed by the same SPC Bank as such SPC or any other SPC Bank hereunder. Each such assignment shall be made pursuant to written notice (a "Transfer Notice")
                                                             ---------------
delivered to the Managing Facility Agent for recording in the Register. Upon the execution, delivery, acceptance (if required) and recording of any Transfer Notice or Commitment Transfer Supplement, as the case may be, from and after the Transfer Effective Date determined pursuant to such Commitment Transfer Supplement (or after the effective date set forth in the Transfer Notice), (x) the Purchasing Party thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement (or such Transfer Notice, as the case may be), have the rights and obligations of a Purchaser hereunder with a Commitment as set forth therein, and (y) the transferor Purchaser thereunder shall, to the extent provided in such Commitment Transfer Supplement (or such Transfer Notice, as the case may be), be released from its obligations under this Agreement (and, in the case of a Commitment Transfer Supplement, or Transfer Notice, as the case may be, covering all or the remaining portion of a transferor Purchaser's rights and obligations under this Agreement, such transferor Purchaser shall cease to be a party hereto). Such Commitment Transfer Supplement (or such Transfer Notice, as the case may be) shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Party and the resulting adjustment of Commitment Percentages or Available Commitment Percentages arising from the purchase by such Purchasing Party of all or a portion of the rights and obligations of such transferor Purchaser under this Agreement.

                  (d) The Managing Facility Agent shall maintain at its address referred to in subsection 11.2 a copy of each Commitment Transfer Supplement and each Transfer Notice delivered to it and a register (the "Register") for the recordation of the names and addresses of the Purchasers and
 --------
the Commitment of, and proportionate share of the Outstanding Purchase Price from time to time payable to, each Purchaser from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Seller, the Managing Facility Agent and the Purchasers may treat each Person whose name is recorded in the Register as the holder of the Commitment recorded therein for all purposes of this Agreement. The Register shall be available for inspection by the Seller, the Servicer or any Purchaser at any reasonable time and from time to time upon reasonable prior notice to the Managing Facility Agent.

                  (e) Upon its receipt of a Commitment Transfer Supplement or a Transfer Notice executed by a transferor Purchaser and Purchasing Party (and, in the case of a Purchasing Party that is not then a Purchaser or an Affiliate thereof, by the Seller and the Managing Facility Agent) and, except in the case of a transfer from an SPC to its Liquidity Bank, payment by the transferor Purchaser or the Purchasing Party of a servicing fee of $3,500 to the Managing Facility Agent, the Managing Facility Agent shall (i) promptly accept such Commitment Transfer Supplement or Transfer Notice, as the case may be, and
(ii) on the Transfer Effective Date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Seller, such transferor Purchaser and such Purchasing Party.

                  (f) The Seller authorizes each Purchaser to disclose to any Participant or Purchasing Party (each, a "Transferee") and any prospective
                                              ----------
Transferee any and all financial information in such Purchaser's possession concerning the Seller and its Affiliates which has been delivered to such Purchaser by or on behalf of the Seller pursuant to this Agreement or which has been delivered to such Purchaser by or on behalf of the Seller in connection with such

Purchaser's credit evaluation of the Seller and its Affiliates prior to becoming a party to this Agreement; provided that such Transferee or such prospective
                           --------
Transferee shall have agreed in writing to be bound by the same confidentiality provisions as a Purchaser with respect to all information delivered hereunder.

                  (g) If, pursuant to this subsection, any interest in this Agreement is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any state thereof, the transferor Purchaser shall cause such Transferee, concurrently with the effectiveness of such transfer, (i) to represent to the transferor Purchaser (for the benefit of the transferor Purchaser, the Managing Facility Agent, Raytheon, RAC, the Servicer and the Seller) that under applicable law and treaties no taxes will be required to be withheld by the Managing Facility Agent, the Seller, Raytheon, RAC, the Servicer or the transferor Purchaser with respect to any payments to be made to such Transferee in respect of the Outstanding Purchase Price, (ii) to furnish to the transferor Purchaser (and, in the case of any Purchasing Party registered in the Register, the Managing Facility Agent and the Seller) (A) either U.S. Internal Revenue Service Form W-8BEN or U.S. Internal Revenue Service Form W-8ECI (wherein such Transferee claims entitlement to complete exemption from U.S. federal withholding tax on all interest payments hereunder) and (B) an Internal Revenue Service Form W-8 or W-9 and (iii) to agree (for the benefit of the transferor Purchaser, the Managing Facility Agent, Raytheon, RAC and the Seller) to provide the transferor Purchaser (and, in the case of any Purchasing Party registered in the Register, the Managing Facility Agent and the Seller) a new Form W-8BEN or Form W-8ECI, or Form W-8 or W-9, if applicable, upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such Transferee, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

                  (h) Nothing herein shall prohibit any Purchaser from pledging or assigning its interests hereunder to any Federal Reserve Bank in accordance with applicable law or prohibit any SPC from pledging or assigning its interests hereunder to its SPC Bank.

                  11.7    Adjustments; Set-off.
                          --------------------

                  (a)     If any Purchaser (a "Benefitted Purchaser") shall at
                                               --------------------
any time receive any payment of all or part of its Outstanding Purchase Price, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in subsection 8.1(j) or pursuant to the Guarantee, the Repurchase Agreement or otherwise), in a greater proportion than any such payment to or collateral received by any other Purchaser, if any, in respect of such other Purchaser's Outstanding Purchase Price, or interest payable thereon, such Benefitted Purchaser shall purchase for cash from the other Purchasers such portion of each such other Purchaser's Outstanding Purchase Price, or shall provide such other Purchasers with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Purchaser to share the excess payment or benefits of such collateral or proceeds ratably with each of the Purchasers; provided, however, that if all or any portion of such
                        --------  -------
excess payment or benefits is thereafter recovered from such Benefitted Purchaser, such purchase shall be rescinded, and the Purchase Price and benefits returned, to the extent of such recovery, but without interest. The Seller agrees that each Purchaser so purchasing a portion of another Purchaser's Outstanding

Purchase Price may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Purchaser were the direct holder of such portion.

                  (b) In addition to any rights and remedies of the Purchasers provided by law, each Purchaser shall have the right, without prior notice to the Seller, any such notice being expressly waived by the Seller to the extent permitted by applicable law, upon the occurrence and continuance of a Rating Event or an Amortization Event of the type described in subsection 8.1(a), (b), (i) or (j), to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Purchaser or any branch or agency thereof to or for the credit or the account of the Seller. Each Purchaser agrees promptly to notify the Seller and the Managing Facility Agent after any such set-off and application made by such Purchaser, provided that the
                                                               --------
failure to give such notice shall not affect the validity of such set-off and application.

                  11.8    Responsibilities of the Seller. Anything herein to
                          ------------------------------
the contrary notwithstanding:

                  (a) the Seller shall perform all of its obligations under Contracts related to the Purchased Receivables to the same extent as if such Purchased Receivables had not been sold hereunder and the exercise by either Administrative Agent or the Managing Facility Agent or any Purchaser of any of their rights hereunder shall not relieve the Seller from such obligations or its obligations with respect to such Purchased Receivables; and

                  (b) neither Administrative Agent, nor the Managing Facility Agent nor any Purchaser shall have any obligation or liability with respect to any Purchased Receivables or the related Contracts or Financed Aircraft, nor shall any of them be obligated to perform any of the obligations of the Seller thereunder.

                  11.9    Optional Repurchase. If the Outstanding Purchase
                          -------------------
Price at any time during the Amortization Period is less than 10% of the maximum Outstanding Purchase Price at any time during the Revolving Period, then on any Settlement Date thereafter the Seller may, by 10 days prior irrevocable notice to the Managing Facility Agent, repurchase the ownership interests in the Purchased Receivables by payment to the Managing Facility Agent for the account of the Purchasers of an amount equal to the sum of (i) the Outstanding Purchase Price on such Settlement Date, (ii) interest accrued to such Settlement Date and
(iii) all other amounts payable to the Managing Facility Agent and the Purchasers under this Agreement.

                  11.10   Reassignments. (a) The Purchasers (or a Dissenting
                          -------------
Purchaser, as the case may be) shall assign (subject to the Purchasers' right to receive Net Recoveries in certain circumstances as described herein) to the Seller all their (or its) ownership interests in any Purchased Receivable (or portion thereof) sold hereunder (i) which has been repurchased pursuant to subsection 2.8(b) or 2.13(c) (in the case of repurchases from a Dissenting Purchaser) or subsection 2.7(b), 2.10A, 2.10, 2.11, 2.12, or 11.9 (in all other cases) or for which an indemnity in an amount satisfactory to the Managing Facility Agent and the Purchasers has been paid pursuant to subsection 9.1(a)(vi) or 9.1(a)(xii) or (ii) when the Principal Balance of any such Purchased Receivable has been reduced to zero. In connection with reassignments pursuant to this subsection 11.10(a), the Managing Facility Agent, the Administrative Agent and the Purchasers shall promptly execute and deliver to the Seller, at the Seller's expense, such documents and instruments of reassignment as the Seller may reasonably request.

                  (b) With respect to any Contract for which all amounts outstanding thereunder (including accrued interest) are paid prior to the Final Payment Date of such Contract, and upon receipt by the Managing Facility Agent of certification by the Servicer of such prepayment in full, the Administrative Agent agrees to execute such documents and instruments (including releases of security interests) for recording and filing with the FAA Registry which are necessary to release the Lien on the related Financed Aircraft as a result of such prepayment in full. In order to facilitate the business operations of the Seller and the Servicer, the Administrative Agent may provide the Servicer with a limited number of executed releases; provided that, the Servicer shall not
                                       --------
file any such release without the written consent of the Managing Facility Agent; provided further that, the Servicer shall promptly return all such
       -------- -------
releases to the Managing Facility Agent upon the occurrence of an Amortization Event or if the Managing Facility Agent shall so request. With respect to any substitution of Lease Receivables made pursuant to subsection 2.13(e), the Administrative Agent agrees to execute such documents and instruments (including releases of security interests) for recording and filing with the FAA Registry which are necessary (i) to release the Lien on the lease related to the Replaced Lease Receivable so long as, prior to or concurrently with the recording and filing with the FAA Registry of any such document or instrument of release, the conditions contained in subsection 5.2(e) with respect to the lease and the Financed Aircraft related to the Substituted Lease Receivable substituted for such Replaced Lease Receivable have been satisfied and (ii) if amounts are required to be paid pursuant to subsection 2.13(e) because the Outstanding Balance of the Replaced Lease Receivable is greater than the Purchase Price of the Substituted Lease Receivable at the time the substitution occurs have been so paid, to release the Financed Aircraft related to such Replaced Lease Receivable. Each Purchaser authorizes the Administrative Agent to execute such documents and instruments in accordance with this subsection 11.10(b) and with respect to Foreign Receivables and Affiliate Receivables, except for Uncertified Foreign Receivables, to take whatever action is necessary to release any Liens in accordance with the intent of this subsection 11.10(b).

                  (c) In connection with any Receivable not purchased by the Purchasers hereunder for which an FAA Assignment was filed with respect to the related Financed Aircraft, the Administrative Agent agrees to promptly execute such documents and instruments for recording and filing with the FAA Registry which are necessary to reassign to the Seller the interests covered by such FAA Assignment in such Financed Aircraft and to take whatever actions with respect to any Foreign Receivable and any Affiliate Receivables are necessary to effect a reassignment in the applicable foreign jurisdictions.

                  (d) The Purchasers shall assign (subject to the Purchasers' right to receive Net Recoveries in certain circumstances as described herein) to Raytheon all of their ownership interests in any Receivable (or portion thereof) purchased by Raytheon pursuant to paragraph 2(e) of the Guarantee. In addition, the Purchasers shall assign (subject to the Purchasers' right to receive Net Recoveries in certain circumstances as described herein) to RAC all of their ownership interests in any Receivable (or portion thereof) purchased by RAC pursuant to Section 2 of the Repurchase Agreement. In connection with reassignments pursuant to this subsection 11.10(d), the Managing Facility Agent, the Administrative Agent and the Purchasers shall promptly execute and deliver to Raytheon or RAC, as appropriate, such documents and instruments of reassignment as Raytheon or RAC, as the case may be, may reasonably request.

                  (e) All reassignments by the Managing Facility Agent, the Administrative Agent and the Purchasers pursuant to this Section 11.10 shall be made without any recourse, representation or warranty whatsoever.

                  11.11   Intention of the Parties; Lien on Intercompany
                          ----------------------------------------------
Purchase Agreement. (a) It is expressly intended that each purchase hereunder
------------------
be, and be construed as, an absolute sale of the Purchased Receivables by the Seller to the Purchasers conveying good title thereto free and clear of any Lien, and that the Purchased Receivables not be part of the estate of the Seller in the event of bankruptcy or insolvency of the Seller. It is further expressly intended that such conveyance not be deemed a pledge of the Purchased Receivable by the Seller to the Purchasers or the Administrative Agent for the ratable benefit of the Purchasers to secure a debt or other obligation of the Seller. However, in the event that the Purchased Receivables are held to be the property of the Seller, or if for any other reason this Agreement is held or deemed not to effect an absolute sale of the Purchased Receivables, then (i) the parties hereto intend that the extensions of credit from the Purchasers to the Seller shall be a loan in a principal amount equal to the then Outstanding Purchase Price with interest payable thereon pursuant to subsection 2.17, (ii) the parties hereto intend that this Agreement constitute a security agreement and
(iii) the Seller hereby grants to the Administrative Agent for the ratable benefit of the Purchasers, as collateral security for all of the obligations of the Seller and Raytheon Credit hereunder, a first priority security interest in all of the right, title and interest of the Seller whether now owned or hereafter acquired, in and to:

                          (A) all accounts, contract rights, general intangibles, chattel paper, instruments, documents, proceeds of a letter of credit and money consisting of, arising from, constituting or relating to the Purchased Receivables (including, without limitation, amounts from time to time on deposit in the Cash Collateral Account or the Concentration Account);

                          (B) all of the Seller's rights in, under and to the Contracts and its interest in the related Financed Aircraft, including any security interests in such Financed Aircraft, and the Applicable Leases;

                          (C) all accounts, contract rights, general intangibles, chattel paper, instruments, documents and money and other rights arising from or by virtue of or constituting the Collections; and

                          (D) all proceeds of the collateral described in the foregoing clauses A, B and C (clauses A through D, collectively, the "Receivables Collateral").
                                     ----------------------

                  (b) In connection with the transfer of the Receivables Collateral as aforesaid (whether or not such transfer constitutes a sale or the grant of a Lien) the Seller hereby grants to the Administrative Agent for the ratable benefit of the Purchasers, as collateral security for all of the obligations of the Seller and Raytheon Credit hereunder, a first priority security interest in all of the right, title and interest of the Seller, whether now owned or hereafter acquired, in and to the Intercompany Purchase Agreement, including, without limitation, the obligation of Raytheon Credit to make repurchases thereunder (together with the Receivables Collateral, the "Collateral").
                 ----------

                  (c) In connection herewith, if this Agreement is held or deemed not to effect on absolute sale of the Purchased Receivables to the Purchasers, the Managing Facility Agent and each Purchaser shall have all the rights and remedies of a secured party and a creditor under the UCC and all other applicable laws in each relevant jurisdiction. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of a Trigger Amortization Event, if this Agreement is held or deemed not to effect an absolute sale of the Purchased Receivables to the Purchasers, with the consent of the Required Purchasers the Managing Facility Agent may, or at the direction of the Required Purchasers, the Managing Facility Agent shall, by notice to the Seller, declare the Outstanding Purchase Price to be immediately due and payable, whereupon such amount shall become immediately due and payable and, at such time or at any time after such declaration, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Seller or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Purchaser or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Purchaser shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Seller, which right or equity is hereby waived or released. The Seller further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at the Seller's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Purchasers hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent in its reasonable discretion may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-610 of the UCC in the relevant jurisdiction, need the Administrative Agent account for the surplus, if any, to the Seller. To the extent permitted by applicable law, the Seller waives all claims, damages and demands it may acquire against the Administrative Agent or any Purchaser arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of

Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Seller shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Purchaser to collect such deficiency. The Seller authorizes the Administrative Agent and the Purchasers, at any time and from time to time, to execute, in connection with the sale provided for in this subsection 11.11(c), any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                  (d) Each Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC in the relevant jurisdiction or otherwise, shall be to deal with it in the same manner as such Administrative Agent deals with similar property for its own account. Neither the Managing Facility Agent, either Administrative Agent, any Co-Administrative Agent, any Purchaser nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Seller or otherwise. Nothing in this subsection 11.11 shall be construed to prejudice any rights the Purchasers have as purchasers or owners of the Purchased Receivables.

                  (e) The foregoing transfer, assignment, set-over and conveyance does not constitute and is not intended to result in the creation or an assumption by either Administrative Agent or any Purchaser of any obligation of the Seller, the Servicer or any other Person in connection with the Purchased Receivables or any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligors or insurers, or in connection with the Intercompany Purchase Agreement.

                  11.12   Leases; Grant of Security Interest. (a) The Seller
                          ----------------------------------
agrees to perform and to cause each Affiliate Obligor to perform all its respective obligations under (other than the payment by such Affiliate Obligor of the rent payable under such Lease), and not to terminate or to permit (voluntarily or involuntarily, whether during a bankruptcy case involving the Seller or such Affiliate Obligor or otherwise) the termination of, any Applicable Lease or any lease related to a Lease Receivable (other than in connection with substitutions of Lease Receivables in accordance with subsection 2.13(e)) or the lease by an Obligor on an ExIm Bank Receivable (such leases, collectively, the "Security Interest Leases") sold or substituted hereunder;
                   ------------------------
provided that (i) if a Substituted Lease Receivable which is substituted on any
--------
day other than a Settlement Date in accordance with subsection 2.13(e) has a Purchase Price less than the related Replaced Lease Receivable, the Seller agrees to deposit into the Concentration Account on the Settlement Date following such date of substitution (or, if a Remittance Event has occurred, within two Business Days after such substitution) the difference between the Outstanding Balance of such Replaced Lease Receivable and the Purchase Price of such Substituted Lease Receivable and (ii) if such Security Interest Lease has been declared to be in default, the Seller may terminate and may permit any Affiliate Obligor to terminate, such Security Interest Lease if the Seller pays on the date of termination to the Administrative Agent for the account of the Purchasers an amount equal to the aggregate amount of rent payable for the remaining term under such Lease (including any interest thereon on amounts past due), up to the then Outstanding Balance of the related Receivable together with interest on such Outstanding Balance at the rate set forth in such

Lease Receivable or Applicable Lease related to such Affiliate Receivable for the period from the last date of payment on such Receivable (all of the foregoing, including any damages resulting from a breach of the foregoing, collectively, the "Lease Obligations"). As collateral security for (i) the
                   -----------------
prompt and complete payment and performance of the Lease Obligations and (ii) the agreement of the Seller not to reject or permit an Affiliate Obligor to reject pursuant to 11 U.S.C. ss.365 any Lease after the occurrence of a bankruptcy case involving the Seller or such Affiliate Obligor (and all other Obligations under this Agreement) the Seller does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge, grant a security interest in and confirm unto the Administrative Agent for the ratable benefit of the Purchasers the following:

                  (A) each Financed Aircraft subject to a Security Interest Lease, the related Receivable of which is sold or substituted hereunder on the Closing Date or on any Settlement Date; and

                  (B) all proceeds thereof (clauses A and B, collectively, the "Lease Collateral").
               ----------------

                  (b) In connection with the foregoing grant, the Administrative Agent and each Purchaser shall have all the rights and remedies of a secured party and a creditor under the UCC and all other applicable laws in each relevant jurisdiction. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of a Trigger Amortization Event, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Seller or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Lease Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Lease Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at a public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Purchaser or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Purchaser shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Lease Collateral so sold, free of any right or equity of redemption in the Seller, which right or equity is hereby waived or released. The Seller further agrees, at the Administrative Agent's request, to assemble the Lease Collateral, to the extent available to the Seller under applicable law, and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at the Seller's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Lease Collateral or in any way relating to the Lease Collateral or the rights of the Administrative Agent and the Purchasers hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Lease Obligations, in such order as the Administrative Agent in its reasonable discretion may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-610 of the

UCC in the relevant jurisdiction, need the Administrative Agent account for the surplus, if any, to the Seller. To the extent permitted by applicable law, the Seller waives all claims, damages and demands it may acquire against the Administrative Agent or any Purchaser arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Lease Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Seller shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Lease Collateral are insufficient to pay the Lease Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Purchaser to collect such deficiency. The Seller authorizes the Administrative Agent and the Purchasers, at any time and from time to time, to execute, in connection with the sale provided for in this subsection 11.12(b), any endorsements, assignments or other instruments of conveyance or transfer with respect to the Lease Collateral.

                  (c) Each Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Lease Collateral in its possession, under Section 9-207 of the UCC in the relevant jurisdiction or otherwise, shall be to deal with it in the same manner as such Administrative Agent deals with similar property for its own account. Neither the Managing Facility Agent, any Administrative Agent, any Co-Administrative Agent or any Purchaser nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Lease Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Lease Collateral upon the request of the Seller or otherwise.

                  11.13 Power of Attorney. (a) The Seller hereby irrevocably
                        -----------------
constitutes and appoints the Managing Facility Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Seller and in the name of the Seller or in its own name, from time to time after the occurrence and during the continuance of a Specified Amortization Event or in connection with any action taken pursuant to subsection 11.11(c) or subsection 11.12(b) in the Managing Facility Agent's discretion, for the purpose of carrying out the terms of this Agreement and obtaining the benefit of the Purchased Receivables, the Collections with respect thereto and the related Contracts and Financed Aircraft, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to perform the duties and obligations of the Seller or the Servicer under this Agreement or desirable to accomplish the purposes of this Agreement, including the power and right, on behalf of the Seller, without notice to or assent by the Seller, to do the following after the occurrence and during the continuance of a Specified Amortization Event or in connection with any action taken pursuant to subsection 11.11(c) or subsection 11.12(b):

                       (i) in the name of the Seller or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Purchased Receivable or on account of Collections with respect thereto or the related Contract or Financed Aircraft (collectively, the "Transferred
                                                                    -----------
                  Property") and to file any claim or to take any other action
                  --------
                  or proceeding in any court of law or equity or otherwise deemed appropriate by the Managing Facility Agent for the purpose of collecting any and all such moneys due under any Purchased Receivable or with respect to any other Transferred Property whenever payable;

                       (ii) to pay or discharge taxes and Liens levied or placed on or threatened against any of the Transferred Property, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                       (iii) to file financing or continuation statements under the UCC, or with respect to Foreign Receivables and Affiliate Receivables, excluding Uncertified Foreign Receivables, under the appropriate foreign statute, in any relevant jurisdiction covering the interests of the Administrative Agent, the Managing Facility Agent and the Purchasers in the Transferred Property; and

                       (iv) (A) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect any of the Transferred Property or any thereof and to enforce any other right in respect of any Transferred Property; (B) to defend any suit, action or proceeding brought against the Seller with respect to any Transferred Property; and (C) to settle, compromise or adjust any suit, action or proceeding described in clause (B) above and, in connection therewith, to give such discharges or releases as the Managing Facility Agent may deem appropriate.

                  (b) The Seller hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  11.14 Counterparts. This Agreement may be executed by one or
                        ------------
more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Seller and the Managing Facility Agent.

                  11.15 Severability; Headings. Any provision of this Agreement
                        ----------------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The section and subsection headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.

                  11.16 Integration. This Agreement represents the agreement of
                        -----------
the Seller, the Servicer, the Managing Facility Agent, each Administrative Agent, the Co-Administrative Agents and the Purchasers with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Managing Facility Agent, either Administrative Agent, the Co-Administrative Agents or any Purchaser relative to subject matter hereof not expressly set forth or referred to herein.

                  11.17 GOVERNING LAW. THIS AGREEMENT, THE ASSIGNMENTS AND THE
                        -------------
RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  11.18 Submission To Jurisdiction; Waivers. Each of the Seller
                        -----------------------------------
and the Servicer hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the Assignments, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or thereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address set forth in subsection 11.2 or at such other address of which the Managing Facility Agent shall have been notified pursuant thereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

                  11.19 Acknowledgements.  (a)  The Seller hereby acknowledges
                        ----------------
with respect to the transactions contemplated by the Purchase Documents that:

                       (i) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Purchase Documents;

                       (ii) neither the Managing Facility Agent, either Administrative Agent, any Co-Administrative Agent nor any Purchaser has any fiduciary relationship to the Seller; and

                       (iii) no joint venture exists among the Purchasers or among the Seller and the Purchasers or among the Guarantor, RAC, the Servicer, the Seller and the Purchasers.

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                                                                            134

                  (b) By execution of this Agreement, each Purchaser acknowledges and agrees to be bound by the provisions of paragraph 18 of the Guarantee and paragraph 18 of the Repurchase Agreement.

                  11.20 WAIVERS OF JURY TRIAL. THE SELLER, THE SERVICER, THE
                        ---------------------
MANAGING FACILITY AGENT, EACH ADMINISTRATIVE AGENT, EACH CO-ADMINISTRATIVE AGENT AND EACH PURCHASER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER PURCHASE DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  11.21 Bankruptcy Petition. (a) Each of the Seller, the
                        -------------------
Servicer, the Managing Facility Agent, each Administrative Agent, each Co-Administrative Agent and each Purchaser hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding senior indebtedness of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

                  (b) Each of the Servicer, the Managing Facility Agent, each Administrative Agent, each Co-Administrative Agent and each Purchaser hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of the Outstanding Purchase Price and all amounts owing with respect thereto and hereunder, it will not institute against the Seller, or join any other Person in instituting against the Seller, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States.

                  11.22 Confidentiality. Each of the Managing Facility Agent,
                        ---------------
the Co-Administrative Agent and the Purchasers agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement,
(e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this subsection, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Seller or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this subsection by such Person or (ii) becomes available to the Managing Facility Agent, any Co-Administrative Agent or any Purchaser on a nonconfidential basis from a source other than Raytheon, RAC, Raytheon Credit or the Seller. For the purposes of this Section, "Information" means all
                                               -----------
information received from Raytheon, RAC, Raytheon Credit or the Seller relating to Raytheon, RAC, Raytheon Credit or the Seller or their business, other than any such information that is available to the Managing Facility Agent, any Co-Administrative or any Purchaser on a
nonconfidential basis prior to disclosure by Raytheon, RAC, Raytheon Credit or the Seller; provided that, in the case of information received from the
            --------
Raytheon, RAC, Raytheon Credit or the Seller after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this subsection shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. The Seller and the Servicer hereby consent to the disclosure of any non-public information with respect to either of them as related to this transaction and the assets sold hereunder by any SPC to any rating agency, commercial paper dealer, or provider of a surety, guaranty or credit or liquidity enhancement to that SPC.

                  11.23 Claims Against SPCs. The obligations of each SPC under
                        -------------------
this Agreement and the other Purchase Documents are solely its corporate obligations. No recourse shall be had for the payment of any amount owing by any SPC under this Agreement or the other Purchase Documents or for the payment by any SPC of any fee in respect of this Agreement or the other Purchase Documents or any other obligations or claim of or against any SPC arising out of or based upon this Agreement or the other Purchase Documents, against any of the SPC's employees, officers, directors, incorporators or stockholders. It is further agreed that each SPC shall be liable for any claims against such SPC in connection with this Agreement and other Purchase Documents only to the extent that such SPC has, on any date of determination, excess funds not required to pay or provide for the payment of all commercial paper notes that such SPC has outstanding. Any and all claims against any SPC in connection with this Agreement and the other Purchase Documents shall be subordinate to the claims of the holders of commercial paper notes issued by such SPC.

                  11.24 Resales. (a) The Administrative Agent is authorized to
                        -------
sell from time to time Purchased Receivables or 100% participations therein (the "Resold Receivables") to either (i) a third party buyer (each, a "Third Party
 ------------------                                               -----------
Buyer") or (ii) the Seller for ultimate sale to a Third Party Buyer (each, a
-----
"Resale"); provided that:
 ------    --------

                  (x) with respect to Resales made of the Receivables set forth on Schedule IV (the "Specified Resales"), the proceeds of such Specified Resales
                     -----------------
shall reduce the aggregate Commitment of the Purchasers in accordance with
Section 2.9(b); and

                  (y) with respect to Resales which are not Specified Resales, the aggregate Principal Balance of Purchased Receivables so resold shall not exceed $400,000,000.

The Principal Balance of a Resold Receivable will be determined at the time of the applicable Resale.

                  (b) The sale of any Resold Receivable by the Administrative Agent is conditioned upon receipt by the Managing Facility Agent, prior to or contemporaneously with such sale or on the next Settlement Date immediately following such sale, as the case may be, of a purchase price in immediately available funds (the "Resale Purchase Price") from the Third Party Buyer and/or
                      ---------------------
the Seller equal to the Outstanding Balance of such Resold Receivable. On each Settlement Date, the Seller shall deposit into the Collection Account the aggregate Resale Purchase Price of Receivables resold during the preceding Settlement Period pursuant to clauses

(x) and (y) of Section 11.24(a), together with all amounts owing on the related Outstanding Purchase Price on such Settlement Date, provided that if a
                                                    --------
Remittance Event shall occur and be continuing, the Resale Purchase Price of any Resold Receivable shall be deposited into the Collection Account prior to or contemporaneously with such sale and any amounts due to be deposited into the Collection Account on the next Settlement Date on account of previously consummated Resales shall be immediately deposited into the Collection Account. Each Purchaser's Outstanding Purchase Price will only be reduced as a result of Resales in accordance with the preceding sentence.

                  (c) In connection with the Resales, the Administrative Agent is authorized to execute, either directly or through a power of attorney provided to a representative of the Seller or the Servicer, all documentation requested by the Seller in order to transfer ownership of the Resold Receivables, together with any interest held by the Administrative Agent in collateral securing the Resold Receivables, to either the Third Party Buyer or the Seller.

                  (d) Any Resale, and any documentation executed in connection with a Resale, shall be made without any representations or warranties from the Purchasers, except for any representations or warranties from the Administrative Agent made in such capacity as are agreed upon with the Seller and the Servicer.

                  11.25 Repurchase of Delinquent Receivables. On any Settlement
                        ------------------------------------
Date, the Managing Facility Agent, at its discretion, may instruct the Administrative Agent to sell, without any further consent or approval of any of the Purchasers, any Delinquent Receivable for an amount not less than the Outstanding Balance of such Delinquent Receivable on the last day of the Settlement Period preceding such Settlement Date; provided that the Seller or,
                                                  --------
if the Seller elects not to repurchase such Delinquent Receivable, RAC, shall have a right of first refusal to repurchase such Delinquent Receivable on such Settlement Date by depositing into the Concentration Account cash in an amount equal to the Outstanding Balance of such Delinquent Receivable. Any amounts received by the Administrative Agent, or deposited into the Concentration Account, in respect of Delinquent Receivables sold pursuant to this Subsection
11.25 shall be applied and distributed in accordance with Subsections 2.15 and 2.16.

                  11.26 Amendment to Repurchase Agreement. The Purchasers hereby
                        ---------------------------------
consent to the amendment and restatement of the Repurchase Agreement as set forth in the Form of Second Amended and Restated Repurchase Agreement, attached hereto as Exhibit G.

                                  (End of Page)

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                                   RAYTHEON AIRCRAFT RECEIVABLES CORPORATION, as Seller

                                   By:_________________________________________
                                      Name:
                                      Title:

                                   RAYTHEON AIRCRAFT CREDIT CORPORATION,
                                   as Servicer

                                   By:_________________________________________
                                      Name:
                                      Title:

                                   BANK OF AMERICA, N.A.
                                   as Managing Facility Agent,
                                   Co-Administrative Agent and Administrative
                                   Agent

                                   By:_________________________________________
                                      Name:
                                      Title:

                                   JPMORGAN CHASE BANK,
                                   as Co-Administrative Agent

                                   By:_________________________________________
                                      Name:
                                      Title:

                                   J.P. MORGAN SECURITIES INC.,
                                   as Syndication Agent

                                   By:_________________________________________
                                      Name:
                                      Title:

                                   UBS AG, STAMFORD BRANCH,
                                   solely as Administrative Agent

                                   By:_________________________________________
                                      Name:
                                      Title:

                                   By:_________________________________________
                                      Name:
                                      Title: